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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

A123 Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

A123 Systems, Inc.
200 West Street
Waltham, MA 02451

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On June 29, 2012

To the stockholders of A123 Systems, Inc.:

        NOTICE IS HEREBY GIVEN THAT a special meeting of stockholders (the "Special Meeting") of A123 Systems, Inc., a Delaware corporation ("A123"), will be held June 29, 2012 at 10:00 a.m., local time, at the offices of Latham & Watkins LLP, 200 Clarendon Street, 20th Floor, Boston, MA 02116 to consider and act upon the following proposals:

  1.
  To approve the issuance by A123 of shares of A123's common stock issuable upon conversion of A123's 6.0% Senior Convertible Notes due 2013 or otherwise (including in connection with the payment of interest or principal thereof) and upon exercise of the warrants to purchase shares of common stock issued to the purchasers of such notes, each as described below;

  2.
  To amend A123's Certificate of Incorporation to increase the number of authorized common shares from 250,000,000 shares to 650,000,000 shares in connection with the reservation of shares of common stock issuable pursuant to the terms of the notes and warrants; and

  3.
  To transact such other business as may properly come before the meeting or any continuation, postponement or adjournment thereof.

        On May 24, 2012, we sold (i) $50.0 million aggregate principal amount of 6.0% Senior Convertible Notes due 2013 (the "Notes") and (ii) warrants to purchase 12,711,864 shares of our common stock, subject to certain adjustments (the "Warrants"), to accredited investors (the "Purchasers") for an aggregate purchase price of $50.0 million. Under the terms of the securities purchase agreement pursuant to which the Notes and Warrants were sold, we agreed to seek the approval of our stockholders for the proposals described in the proxy statement accompanying this notice (the "Proxy Statement"). If we are unable to obtain the required stockholder approval, the holders of the Notes will have the right to require us to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest.

        Our board of directors (the "Board of Directors" or "Board") recommends that you vote in favor of the foregoing proposals, which we describe more fully in the Proxy Statement.

        Only stockholders of record at the close of business on June 4, 2012 are entitled to notice of and to vote at the meeting.

        Your vote is very important. All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend the Special Meeting, please take the time to vote by completing and mailing the enclosed proxy card to us or, if the option is available to you, by granting your proxy electronically over the Internet or by telephone. If your shares are held in "street name," meaning they are held for your account by a broker or other nominee, your shares will only be voted at the Special

Meeting if you direct your broker to vote your shares by following the procedures established by your broker.

By Order of the Board of Directors David Prystash Secretary

Waltham, Massachusetts
June 11, 2012

A123 Systems, Inc.
200 West Street
Waltham, MA 02451
(617) 778-5700

Proxy Statement for the Special Meeting of Stockholders
To Be Held June 29, 2012

INFORMATION CONCERNING SOLICITATION AND VOTING

General

        This proxy is solicited on behalf of the Board of Directors of A123 Systems, Inc., a Delaware corporation, at a Special Meeting of stockholders to be held June 29, 2012, at 10:00 a.m., local time, and at any adjournment, continuation or postponement of the meeting, referred to throughout this Proxy Statement as the Special Meeting, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting will be held at the offices of Latham & Watkins LLP, 200 Clarendon Street, 20th Floor, Boston, Massachusetts 02116.

        These proxy solicitation materials were first mailed or given on or about June 11, 2012 to all stockholders entitled to vote at the meeting.

Record Date and Shares Outstanding

        Only stockholders who owned shares of our common stock at the close of business on June 4, 2012, referred to in this Proxy Statement as the Record Date, are entitled to notice of, and to vote at, the Special Meeting. Except as otherwise provided in this Proxy Statement, the holders of common stock as of the Record Date are entitled to one vote per share on matters presented at the Special Meeting. As of the Record Date, 147,140,441 shares of A123's common stock are issued outstanding.

Quorum Requirement

        The quorum requirement for holding the meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy. If the shares present, in person and by proxy, do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Shares that are voted "FOR," "AGAINST" or "ABSTAIN" are treated as being present at the meeting for purposes of determining the presence of a quorum. In addition, broker non-votes are counted as present or represented for purposes of determining the presence of a quorum.

Revocability of Proxies

        You may revoke your proxy at any time before it is exercised. Execution of the proxy will not in any way affect your right to attend the Special Meeting in person. Revocation may be made prior to the Special Meeting by written revocation or through a duly executed proxy bearing a later date sent to A123, Attention: Eric Pyenson, Assistant Secretary, 200 West Street, Waltham, MA 02451; or your proxy may be revoked personally at the Special Meeting by written notice to the Secretary at the Special Meeting prior to the voting of the proxy. Any revocation sent to A123 must include the stockholder's name and must be received the day prior to the Special Meeting to be effective.

How Your Proxy Will Be Voted

        In the absence of specific instructions to the contrary, shares represented by properly executed proxies received by A123, including unmarked proxies, will be voted to approve Proposals No. 1 and 2. In addition, if any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as directed by the Board of Directors. We have not received notice of any other matters that may properly be presented at the Special Meeting.

Votes Required

        Votes Required for Proposal No. 1.    The approval of the issuance of shares of common stock issuable upon conversion of A123's 6.0% Senior Convertible Notes due 2013 (the "Notes") and upon exercise of the warrants to purchase shares of common stock (the "Warrants") issued to the purchasers of such Notes (the "Purchasers") requires the affirmative "FOR" vote of a majority of the votes cast in person or by proxy at the Special Meeting, provided a quorum exists at the Special Meeting. Accordingly, abstentions and broker non-votes will have no impact on Proposal No. 1.

        Vote Required for Proposal No. 2.    The approval of the amendment to our Certificate of Incorporation to increase the number of authorized common shares from 250,000,000 shares to 650,000,000 shares requires the affirmative "FOR" vote of a majority of the shares outstanding and entitled to vote at the Special Meeting. Accordingly, abstentions and broker non-votes will have the effect of a vote AGAINST Proposal No 2.

        Effect of Broker Non-Votes.    Although, as noted above, broker non-votes will be counted for purposes of establishing a quorum, they will not be counted as voting. A broker non-vote occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and/or has not received voting instructions from the beneficial owner.

        Proposals No. 1 and 2 are non-routine matters under the rules that govern proxy voting by brokers. Accordingly, brokers will not be permitted to vote on these proposals without receiving voting instructions, and thus we expect there may be broker non-votes with respect to these proposals.

        Proxies.    The persons named as attorneys-in-fact in the proxies, David Prystash and Eric Pyenson, were selected by the Board of Directors and are executive officers of A123. All properly executed proxies returned in time to be counted at the meeting will be voted. If you provide specific voting instructions, your shares will be voted as you instruct. If you hold shares in your name and you sign and return the proxy card but do not provide specific voting instructions, your shares will be voted as the Board of Directors recommends.

        The Board of Directors know of no other matter to be presented at the Special Meeting. If any other matter should be presented at the Special Meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

        Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the Special Meeting by the proxies named on the enclosed proxy card. This proxy statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.

Proxies

        The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes. We have engaged Morrow & Co., LLC, to assist in the solicitation of proxies and provide related advice and informational support, for a services fee and the reimbursement of customary disbursements that are not expected to exceed $20,000 in the aggregate.

        If you choose to vote over the Internet, you are responsible for Internet access charges that you incur. If you choose to vote by telephone, you are responsible for charges you may incur.

  Voting Instructions

        The following section summarizes important information on how to vote your shares of common stock.

  Voting by Proxy

        If you are a record holder, meaning your shares are registered in your name, you may vote over the Internet, by telephone, by mail or in person at the Special Meeting pursuant to the following instructions:

        Over the Internet:    Go to the website of our tabulator, Broadridge Financial Solutions, Inc., at www.proxyvote.com. Use the vote control number printed on your enclosed proxy card to access your account and vote your shares. You must specify how you want your shares voted or your Internet vote cannot be completed and you will receive an error message. Your shares will be voted according to your instructions. You must submit your Internet proxy before 11:59 p.m. Eastern Time on June 28, 2012, the day before the Special Meeting, for your proxy to be valid and your vote to count.

        By Telephone:    Call 1-800-690-4903 toll free from the United States, Canada and Puerto Rico, and follow the instructions on your enclosed proxy card. You must specify how you want your shares voted and confirm your vote at the end of the call or your telephone vote cannot be completed. Your shares will be voted according to your instructions. You must submit your telephonic proxy before 11:59 p.m. Eastern Time on June 28, 2012, the day before the Special Meeting, for your proxy to be valid and your vote to count.

        By Mail:    Complete and sign your enclosed proxy card and mail it in the enclosed postage prepaid envelope to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, NY 11117. Your shares will be voted according to your instructions. If you do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Broadridge must receive your proxy card not later than June 28, 2012, the day before the Special Meeting, for your proxy to be valid and your vote to count.

        In Person at the Special Meeting:    If you attend the Special Meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Special Meeting.

  Voting of Shares Held in Street Name

        If your shares are held in "street name," meaning they are held for your account by a broker or other nominee, you will receive instructions from your broker or other nominee regarding how to vote your shares over the Internet, by telephone or by mail. You should follow those instructions. If you wish to vote your shares in person at the Special Meeting, contact your broker or other nominee who holds your shares to obtain a brokers' proxy card and bring it with you to the Special Meeting. You will not be able to vote in person at the Special Meeting unless you have a proxy from your broker issued in your name giving you the right to vote your shares.

  Voting of Proxies at the Special Meeting

        All properly executed proxies that we receive prior to the vote at the Special Meeting, and that are not revoked, will be voted in accordance with the instructions indicated on the proxies or, if no direction is indicated, to approve the Proposals.

        Properly executed proxies, other than proxies voting against the Proposals, will also be voted for any adjournment or postponement of the Special Meeting for the purpose of soliciting additional votes to approve the Proposals, if necessary. Our Board of Directors does not currently intend to bring any other business before the Special Meeting and, so far as our Board of Directors knows, no other matters are to be brought before the Special Meeting. If other business properly comes before the Special Meeting, the proxies will vote in accordance with their own judgment.

        Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, employees or agents of A123 in person or by telephone, telegram or other means of communication. No additional compensation will be paid to directors, officers or other regular employees of A123 for such services.

  Broker Non-Votes; Abstentions

        In the absence of controlling precedent to the contrary, we intend to treat broker non-votes and abstentions in the following manner.

        A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have the discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Broker "non-votes" and shares as to which proxy authority has been withheld with respect to any matter are considered present for purposes of calculating a quorum but are not deemed to be entitled to vote for purposes of determining whether stockholder approval of that matter has been obtained. As a result, broker "non-votes" are not included in the tabulation of the voting results on the election of directors or any other issues requiring the approval of a majority of the shares of common stock present and entitled to vote and, therefore, do not have the effect of votes in opposition for such proposals. With respect to Proposal No. 1, which requires a majority vote, broker "non-votes" have no effect. With respect to Proposal No. 2, which requires a majority of the shares outstanding, broker "non-votes" will have the effect of a vote AGAINST Proposal No. 2.

        Abstentions occur when a stockholder entitled to vote and present in person or represented by proxy affirmatively votes to abstain. Votes in abstention are considered present for purposes of calculating a quorum but do not count as a vote FOR or AGAINST any matter. While abstentions do not count as a vote FOR or AGAINST, they have the same effect as a negative vote on Proposal No. 2 because abstentions will be included in tabulations of the shares of common stock entitled to vote for purposes of determining whether a proposal has been approved.

  Revocation of Proxies

        Stockholders may revoke their proxies at any time prior to use by delivering to our corporate secretary a signed notice of revocation or a later-dated signed proxy, or by attending the Special Meeting in person and revoking the proxy by signing a notice of revocation. If you vote your shares over the Internet or by telephone, only your latest Internet or telephone vote will be counted at the Special Meeting. Attendance at the Special Meeting does not in itself constitute the revocation of a proxy. Stockholders who have instructed their broker to vote their shares of common stock must follow their broker's directions in order to change those instructions. You may also attend the Special Meeting in person instead of submitting a proxy; however, please see the instructions above under "Voting of Shares Held in Street-Name" if you wish to vote such shares in person at the Special Meeting.

  Householding of Proxy Materials

        The Securities and Exchange Commission (the "SEC") has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Proxy Statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders and enclosing separate proxy cards for each stockholder. This process, which is commonly referred to as "householding," potentially eliminates some duplicative mailings to stockholders and reduces our mailing costs.

        For this Special Meeting, a number of brokers with account holders who are stockholders of A123 will be "householding" our proxy materials. A single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate Proxy Statement and annual report, please notify your broker, or direct your written request to A123 Systems, Inc., Attention: Eric Pyenson, Assistant Secretary, 200 West Street, Waltham, MA 02451. Stockholders who currently receive multiple copies of the Proxy Statement at their address and would like to request "householding" of their communications should contact their broker.

  Stockholder Proposals for the 2013 Annual Meeting

        If you are interested in submitting a proposal or information about a proposed director candidate for inclusion in the proxy statement for our 2013 annual meeting, you must follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, or the Exchange Act. To be eligible for inclusion in the proxy statement, we must receive your stockholder proposal or information about your proposed director candidate at the address noted below no later than December 14, 2012.

        If you wish to present a proposal or a proposed director candidate at the 2013 annual meeting, but do not wish to have the proposal or director candidate considered for inclusion in the proxy statement and proxy card, you must also give written notice to our corporate secretary at the address noted below. We must receive this required notice by February 22, 2013, but no sooner than January 23, 2013. However, if the 2013 annual meeting is held before May 3, 2013 or after July 22, 2013, then we must receive the required notice of a proposal or proposed director candidate no earlier than the 120th day prior to the 2013 annual meeting and no later than the close of business on the later of (1) the 90th day prior to the 2013 annual meeting and (2) the 10th day following the date on which notice of the date of the 2013 annual meeting was mailed or public disclosure was made, whichever occurs first.

        Any proposals, notices or information about proposed director candidates should be sent to:

  A123 Systems, Inc.
  200 West Street
  Waltham, Massachusetts 02541
  Attention: Corporate Secretary

No Dissenters' or Appraisal Rights

        Under the Delaware General Corporation Law, stockholders will not be entitled to appraisal rights with respect to the proposed amendment to our certificate of incorporation to increase the number of our authorized shares of common stock, and we do not intend to independently provide stockholders with any such right.

INFORMATION IN THIS PROXY STATEMENT

        Unless otherwise specifically noted, all of the share numbers in this Proxy Statement are based on 147,140,441 shares of common stock outstanding as of June 4, 2012.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        As of June 4, 2012, or the Record Date, there were 147,140,441 shares of common stock outstanding. The following table sets forth, as of the Record Date, or such earlier date as indicated below, the shares of our common stock beneficially owned by (1) each of our directors, (2) our principal executive officer, our principal financial officer and our three other most highly compensated executive officers who were serving as executive officers on December 31, 2011, whom we refer to collectively as our "named executive officers," (3) all of our directors and executive officers as a group, and (4) all persons known by us to beneficially own more than 5% of our outstanding stock.

        Beneficial ownership is determined in accordance with rules of the SEC and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock subject to options or warrants currently exercisable or exercisable within 60 days are deemed outstanding for computing the percentage ownership of the person holding the options but are not deemed outstanding for computing the percentage ownership of any other person.

        Except as otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each stockholder identified in the table has sole voting and investment power with respect to all shares listed opposite their names.

        Unless otherwise indicated below, the address for each person is to the care of A123 Systems, Inc., 200 West Street, Waltham, Massachusetts 02451 and the number and percentage of shares beneficially owned are as of June 4, 2012.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percentage
5% Stockholder
Capital Ventures International	25,825,284	(1)	15.00%
One Capitol Place, P.O. Box 1787 GT
Grand Cayman, Cayman Islands
British West Indies
AllianceBernstein LP	14,849,142	(2)	10.09%
1345 Avenue of the Americas
New York, NY 10105
Entities affiliated with North Bridge Venture Partners	8,859,619	(3)	6.02%
950 Winter Street, Suite 4600
Waltham, MA 02451
IHI Corporation	8,454,725		5.75%
Toyosu IHI Bldg., 3-1-1 Toyosu, Koto-ku
Tokyo 135-8710, Japan
Entities affiliated with General Electric Company	8,273,022	(4)	5.62%
210 Merritt 7
Norwalk, CT 06856
Gururaj Deshpande	7,020,129	(5)	4.77%

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number		Percentage
Directors and Named Executive Officers
David P. Vieau	1,792,220	(6)	1.21%
David Prystash	100,000	(7)	*
Jason M. Forcier	158,605	(8)	*
Robert J. Johnson	190,151	(9)	*
Eric J. Pyenson	200,150	(10)	*
Gururaj Deshpande	7,020,129	(6)	4.77%
Arthur L. Goldstein	121,250	(11)	*
Gary E. Haroian	121,250	(12)	*
Paul E. Jacobs	5,354,364	(13)	3.64%
Jeffrey P. McCarthy	8,862,119	(14)	6.02%
Mark M. Little	—		—
Gilbert N. Riley, Jr.	1,375,277	(15)	*
Edward Kopkowski	—		—
All of our directors and executive officers as of a group (13 persons)	25,295,515	(16)	16.93%

*
Represents a beneficial interest of less than 1% of our outstanding common stock.

(1)
Heights Capital Management, Inc., which serves as the investment manager to Capital Ventures International, may exercise voting and dispositive power over these shares and, as such, may be deemed to be the beneficial owner of all shares owned by Capital Ventures International. Each of Capital Ventures International and Heights Capital Management, Inc. hereby disclaims any beneficial ownership of any such shares, except for their pecuniary interest therein. Consists of (a) 825,284 shares of common stock held by Capital Ventures International, (b) 12,500,000 shares of common stock issuable upon exercise of warrants, and (c) 12,500,000 shares of common stock issuable upon A123 Systems, Inc.'s option to require the Beneficial Owner to purchase.

(2)
AllianceBernstein L.P., or AllianceBernstein, is a majority-owned subsidiary of AXA Financial, Inc. and an indirect majority-owned subsidiary of AXA SA. AllianceBernstein operates under independent management and makes independent decisions from AXA SA and AXA Financial, Inc. and their respective subsidiaries and AXA SA and AXA Financial, Inc. calculate and report beneficial ownership separately from AllianceBernstein pursuant to guidance provided by the SEC in Release Number 34-39538 (January 12, 1998). AllianceBernstein may be deemed to share beneficial ownership with AXA SA reporting persons by virtue of shares of common stock.

(3)
Consists of (a) 2,470,806 shares of common stock held by North Bridge Venture Partners IV-A, L.P., (b) 1,172,886 shares of common stock held by North Bridge Venture Partners IV-B, L.P., (c) 3,499,868 shares of common stock held by North Bridge Venture Partners V-A, L.P. and (d) 1,716,059 shares of common stock held by North Bridge Venture Partners V-B, L.P. North Bridge Venture Management IV, L.P. is the sole General Partner of North Bridge Venture Partners IV-A, L.P. and North Bridge Venture Partners IV-B, L.P. North Bridge Venture Management V, L.P. is the sole General Partner of North Bridge Venture Partners V-A, L.P. and North Bridge Venture Partners V-B, L.P. NBVM GP, LLC, as the sole General Partner of North Bridge Venture Management IV, L.P., has ultimate voting and investment power of the shares held of record by North Bridge Venture Partners IV-A, L.P. and North Bridge Venture Partners IV-B, L.P., and as the sole General Partner of North Bridge Venture Management V, L.P., has ultimate voting and investment power of the shares held of record by North Bridge Venture Partners V-A, L.P. and North Bridge Venture Partners V-B, L.P. Jeffrey P. McCarthy, a member of our board of directors, is a managing member of NBVM GP, LLC. Voting and investment power over such shares are vested in the founding managers of NBVM GP, LLC, Edward T. Anderson and Richard A. D'Amore. Mr. McCarthy disclaims beneficial ownership over such shares.

(4)
Consists of (a) 900,277 shares of common stock held by GPSF Securities, Inc., (b) 800,945 shares of common stock held by GE Capital CFE, Inc., (c) 6,512,034 shares of common stock held by GE Capital Equity Investments, Inc. and (d) 59,766 shares of common stock held by Heller Financial Leasing, Inc. Each entity exercises voting and investment power over the shares held by it. General Electric Company, a publicly-traded corporation, is the parent company of GPSF Securities, Inc., GE Capital CFE, Inc., GE Capital Equity Investments, Inc. and Heller Financial Leasing, Inc.

(5)
Consists of (a) 138,607 shares of common stock held by Dr. Deshpande, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Dr. Deshpande has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors, (c) beneficial ownership of 625 RSUs that will vest within 60 days of June 4, 2012 and (d) 6,879,022 shares of common stock held by Sparta Group MA LLC Series 6. Dr. and Mrs. Deshpande are managers of Sparta Group MA LLC Series 6 and may be deemed to have beneficial ownership over such shares.

(6)
Consists of (a) 943,246 shares of common stock held directly by Mr. Vieau, and (b) 848,974 shares of common stock issuable upon exercise of stock options. Mr. Vieau is a member of our board of directors and our President and Chief Executive Officer.

(7)
Consists of (a) 12,500 shares of common stock held directly by Mr. Prystash, and (b) 87,500 shares of common stock issuable upon exercise of stock options.

(8)
Consists of (a) 7,705 shares of common stock held directly by Mr. Forcier, and (b) 150,900 shares of common stock issuable upon exercise of stock options.

(9)
Consists of 190,151 shares of common stock issuable upon exercise of stock options.

(10)
Consists of 200,150 shares of common stock issuable upon exercise of stock options.

(11)
Consists of (a) 118,750 shares of common stock issuable upon exercise of stock options, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Mr. Goldstein has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors and (c) beneficial ownership of 625 RSUs that will vest within 60 days of June 4, 2012.

(12)
Consists of (a) 118,750 shares of common stock issuable upon exercise of stock options, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Mr. Haroian has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors and (c) beneficial ownership of 625 RSUs that will vest within 60 days of June 4, 2012.

(13)
Consists of (a) 1,875 shares of common stock held by the Paul and Stacy Jacobs Family Trust dated 5/3/2000, of which Dr. Jacobs and his wife are trustees, (b) beneficial ownership of 625 RSUs that will vest within 60 days of June 4, 2012 and (c) 5,351,864 shares held by Qualcomm Incorporated, of which Dr. Jacobs is the Chairman and chief executive officer. Dr. Jacobs may be deemed to have voting and investment power over the shares held by Qualcomm, but disclaims beneficial ownership over such shares.

(14)
Consists of (a) 8,859,619 shares held by entities affiliated with North Bridge Venture Partners, the ultimate general partner of which is NBVM GP, LLC, (b) 1,875 shares of common stock underlying a vested RSU award from June 2011, the receipt of which Mr. McCarthy has elected to defer until the earlier of a change in control of the company or within 30 days following the date he ceases serving on our board of directors and (c) beneficial ownership of 625 RSUs that will vest within 60 days of June 4, 2012. Mr. McCarthy, a member of our board of directors, is a manager of NBVM GP, LLC. Voting and investment power over the shares held by entities affiliated with North Bridge Venture Partners are vested in the founding managers of NBVM GP, LLC, Edward T. Anderson and Richard A. D'Amore. Mr. McCarthy disclaims beneficial ownership over such shares.

(15)
Consists of (a) 389,572 shares of common stock held directly by Dr. Riley, (b) 453,705 shares of common stock held by The Yusun Kim Riley Revocable Trust, and (c) 532,000 shares of common stock issuable upon exercise of stock options. Dr. Riley and his wife are the trustees of The Yusun Kim Riley Revocable Trust. Dr. Riley, a member of our board of directors, is our Vice President of Research & Development and Chief Technology Officer.

(16)
Consists of an aggregate of (a) 23,037,715 shares of common stock, (b) beneficial ownership of an aggregate of 3,125 RSUs that will vest within 60 days of June 4, 2012, (c) 7,500 shares of common stock underlying vested RSU awards held by certain of our directors, the receipt of which has been deferred by such directors, and (d) 2,247,175 shares of common stock issuable upon exercise of stock options.

PROPOSAL 1:

APPROVAL OF ISSUANCE OF SHARES OF COMMON STOCK
PURSUANT TO A123'S 6.0% SENIOR UNSECURED CONVERTIBLE NOTES
AND RELATED WARRANTS

Preliminary Note

        Pursuant to Nasdaq Marketplace Rule 5635(d) (the "20% Rule"), stockholder approval is required prior to the issuance of securities in connection with a transaction other than a public offering involving:

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  the sale, issuance or potential issuance by A123 of common stock (or securities convertible into or exercisable for common stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of A123 equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance; or

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  the sale, issuance or potential issuance by A123 of common stock (or securities convertible into or exercisable common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

        In order to comply with the 20% Rule in connection with the issuance of the Notes and the Warrants (in each case as defined below), as described in greater detail below, the number of shares of our common stock issuable upon conversion of the Notes or otherwise (including in connection with the payment of interest or principal thereof), was capped at the amount that could be issued without violating the 20% Rule (the "Exchange Cap"). We are seeking stockholder approval to issue shares of our common stock pursuant to the Notes, upon conversion of the Notes or otherwise (including in connection with the payment of interest or principal thereof), in excess of the Exchange Cap. Pursuant to the terms of the Warrants, upon receipt of stockholder approval to issue shares of common stock in excess of the Exchange Cap, the Exercise Floor Price (as defined below) of the Warrants will no longer apply. Accordingly, we are also seeking stockholder approval to issue shares of common stock upon exercise of the Warrants without regard to the Exercise Floor Price.

        The Board recommends a vote FOR the approval of A123's issuance of shares of common stock in excess of the Exchange Cap in connection with the conversion of the Notes or otherwise (including in connection with the payment of interest or principal thereof) and upon exercise of the Warrants without regard to the Exercise Floor Price.

Impact on Stockholders of Approval or Disapproval of this Proposal No. 1

  Reasons for Stockholder Approval

        We are seeking stockholder approval for the following reasons:

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  Due to the 20% Rule and the Exchange Cap, we are required to obtain stockholder approval to issue shares of common stock pursuant to the Notes in excess of the Exchange Cap.

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  If we fail to obtain stockholder approval to allow us to issue shares of common stock pursuant to the Notes in excess of the Exchange Cap, we could be required to pay principal and interest amounts under the Notes in cash, which would require us to dedicate a substantial portion of our cash flows from operations and other capital resources to these payments.

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  If and when the purchaser elects to convert a portion of the Notes that would require us to issue shares of common stock in excess of the Exchange Cap, and we cannot issue such shares due to lack of stockholder approval, we would be required to pay cash in exchange for such excess shares, as described above. In addition the Purchasers would have the right to require us to redeem all of any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest, from the proceeds in the control account, as described below. This cash amount could be substantial and could be greater than the amount of Notes being converted.

Increased Dilution

        Upon conversion of the Notes or exercise of the Warrants, or payment of principal, interest and other amounts under the Notes in the form of shares of common stock, there will be a greater number of shares of our common stock eligible for sale in the public markets. Any such sales, or the anticipation of the possibility of such sales, represent an overhang on the market and could depress the market price of our common stock.

Description of the Notes

        On May 23, 2012, we entered into an amended and restated securities purchase agreement (the "Securities Purchase Agreement"), with the Purchasers, pursuant to which we sold to the Purchasers $50.0 million aggregate principal amount of the Notes (at face amount) and Warrants to purchase 12,711,864 shares of our common stock, subject to certain adjustments, for an aggregate purchase price of $50.0 million. We paid fees and expenses of approximately $2.9 million, including $135,000 to reimburse the legal fees and expenses of the Purchasers incurred in connection with the transaction. Accordingly, the net proceeds to us were $47.1 million.

        Subject to the control account and security agreement described below, the Notes are A123's general unsecured obligations, will be pari passu in right of payment with all of A123's existing and future unsecured senior indebtedness and will be senior in right of payment to any of A123's future subordinated indebtedness.

  Principal, Maturity and Interest

        We issued $50.0 million aggregate principal amount of the Notes. The Notes bear interest at a rate of 6.00% per year, subject to certain adjustments, and mature on July 15, 2013.

  Conversion

        The Notes are convertible, at the Purchasers' option, into shares of A123's common stock, initially at a fixed conversion price of $1.18 per share, subject to certain adjustments.

        The Purchasers will have the right at any time, and from time to time, after August 15, 2012, to elect to convert up to $30.0 million aggregate principal amount of Notes at a price equal to 85% of the closing price of A123's common stock on the trading day immediately preceding the conversion date; provided, however, that the Purchasers may not convert more than $3.5 million aggregate principal amount of the Notes on any given trading date.

        Until the earlier to occur of the date of the stockholder approval of Proposals No. 1 and 2, as described below, and June 30, 2012, the Purchasers shall not have the right to convert the Notes into more than 49,602,469 shares of common stock.

        The Notes may not be converted if, after giving effect to the conversion, the Purchasers together with their affiliates would beneficially own in excess of 4.99% of the outstanding shares of A123's common stock (the "Maximum Percentage"). The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of the Purchasers, upon at least 61-days' prior notice to A123, or lowered to any other percentage, at the option of the Purchasers at any time.

        In no event will A123 issue more than 19.9% of the number of shares of A123's outstanding common stock on the closing date in respect of the Notes as a result of conversions, amortization or interest payments, or redemptions unless prior shareholder approval has been obtained, as described below, except as a result of stock splits or similar events.

  Amortization

        We are required to repay the Notes in twenty-seven semi-monthly installments, commencing on June 15, 2012 and thereafter on the 1st and 15th of each month (each such date, an "Installment Date"). The amortization payment on each Installment Date is 1/29th of the principal amount of the Notes, subject to certain adjustments, provided that the amortization payment on the June 15, 2012, July 1, 2012 and July 15, 2012 Installment Dates will be 1 2/3 times the amortization payment on the other Installment Dates.

  Settlement of Interest, Amortization or Redemption Payments in Common Stock

        We have the right to make interest or amortization payments and redemption payments in shares of A123's common stock, subject to the satisfaction of certain conditions, or elect to pay in cash. Among these conditions:

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  there must be an effective registration statement covering such shares of common stock issuable under the terms of the Notes or such shares of common stock must be eligible for sale pursuant to Rule 144 under the Securities Act without the need for registration;

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  the weighted average price of A123's common stock on each of the prior 15 trading days has not been below $0.80; and

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  the daily dollar trading volume of A123's common stock for each of the prior 15 trading days was at least $750,000.

        If A123 is not permitted to deliver shares of common stock with respect to an Installment Date due to a failure to satisfy any of the conditions, A123 must pay the applicable portion of the principal and interest amounts in cash, unless the conditions are waived by the Purchaser. If the applicable conditions are satisfied, A123 currently intends to repay the Notes through the issuance of shares of its common stock. However, this intention may change depending on A123's finances at the time of the applicable Installment Date and A123's stock price on the applicable Installment Date.

        If A123 makes a payment in shares of common stock, the principal amount of the Notes being paid will be converted into shares of A123's common stock at a price per share equal to the lesser of the applicable conversion price and 82% of the Market Price of A123's common stock on the applicable interest date or amortization installment date. "Market Price" means the arithmetic average of the volume weighted average price of A123's common stock on each of the five trading days immediately preceding the applicable date, but in no event greater than the volume weighted average price of A123's common stock on the trading date immediately preceding the applicable date.

  Control Account; Redemption of the Notes at the Option of the Purchasers upon Certain Events

        We deposited $30.0 million of the expected proceeds from the Notes into a bank account subject to an account control agreement that will be released upon:

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  A123's obtaining, on or prior to June 30, 2012, stockholder approval (the "Stockholder Approval") of Proposals No. 1 and 2; and

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  A123's obtaining, on or prior to the deadlines described below, the effectiveness (the "Registration Statement Effectiveness") of one or more registration statements covering the shares of common stock underlying the Notes and the Warrants.

        If:

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  the Stockholder Approval is not obtained on or prior to June 30, 2012; or

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  the Registration Statement Effectiveness has not been achieved by:

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  August 15, 2012, with respect to a registration statement covering 49,602,469 shares of common stock issuable pursuant to the terms of the Notes; or

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  August 20, 2012, with respect to a subsequent registration statement covering the remainder of the common stock underlying the Notes and the common stock underlying the Warrants;

then the Purchasers will have the right to require A123 to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest, from the proceeds in the control account.

        The $30.0 million of proceeds subject to the account control agreement will not be available to A123 prior to obtaining the Stockholder Approval and the Registration Statement Effectiveness.

        We have also entered into a security agreement with the Purchasers' representative pursuant to which the proceeds in the control account were pledged for the benefit of the Purchasers until the proceeds in the control account are released to A123 as described above.

  Redemption at the Option of the Purchasers upon Change in Control

        In the event of a change of control (as defined in the Notes), the Purchasers will have the option to cause A123 to redeem all or a portion of the Notes at a price equal to 100% of the greater of:

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  the sum of such principal amount being redeemed, plus all accrued but unpaid interest, and a make-whole amount; or

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  the product of:

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  such principal amount being redeemed, plus all accrued but unpaid interest, multiplied by

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  the quotient determined by dividing (x) the greatest closing sale price of A123's common stock during the period beginning on the date immediately preceding the earlier of the consummation or public announcement of such change of control and ending on the date the Purchaser elects to require A123 to redeem all or a portion of the Notes, by (y) the lowest conversion price of the Notes in effect during such period.

  Certain Covenants and Events of Default

        The Notes contain certain covenants and restrictions, including, among others, that, for so long as the Notes are outstanding, we will not, and will not permit any of our subsidiaries to:

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  incur any indebtedness (other than permitted indebtedness under the Notes);

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  permit liens on our properties (other than permitted liens under the Notes);

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  redeem or repurchase equity interests;

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  repay certain indebtedness in cash if an event of default has occurred or were to occur;

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  declare or pay cash dividends;

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  transfer certain assets; or

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  make or agree to make capital expenditures above $35,000,000 for the fiscal year ended December 31, 2012.

        Events of default under the Notes include, among other events, payment defaults, cross-defaults, breaches of any representation, warranty or covenant that is not cured within the proper time periods, failure to perform certain required activities in a timely manner, suspension from trading or failure of A123's common stock to be listed on an eligible market for certain periods and certain bankruptcy-type events involving A123 or any significant subsidiary. Upon an event of default, the Purchasers may elect to require A123 to redeem all or any portion of the outstanding principal amount of the Notes at a price equal to the greater of:

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  either 125% or 100%, depending on the type of event of default, of the principal amount being redeemed; and

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  the product of the principal amount being redeemed multiplied by a fraction, the numerator of which is the greatest closing sale price of A123's common stock on any trading day during the period starting on the date immediately preceding the event of default and ending on the day A123 pays the redemption amount for the Notes, and the denominator of which is the conversion price (as defined in the Notes) at the time the Purchaser elects to have the Notes redeemed.

Warrants

        The Warrants have a strike price equal to $1.29 per share. In the event of a fundamental change, the Purchasers are entitled to a fair value settlement for the lost option value determined on a Black-Scholes-based calculation. The Warrants may not be exercised for six months from the date of issuance. The Warrants are subject to customary anti-dilution adjustments. However, until the Stockholder Approval is obtained, in no event will such adjustments result in a strike price less than $1.11 per share (the "Exercise Floor Price").

        The Warrants may not be exercised if, after giving effect to the exercise, Purchasers together with their affiliates would beneficially own in excess of the Maximum Percentage of 4.99%. The Maximum Percentage may be raised to any other percentage not in excess of 9.99% at the option of the holder of the Warrants, upon at least 61-days' prior notice to us, or lowered to any other percentage, at the option of the Purchasers, at any time.

Registration Rights Agreement

        We entered into a Registration Rights Agreement with the Purchasers pursuant to which we agreed to register the shares of common stock underlying the Notes and Warrants. We agreed to file an initial registration statement within 20 days after the closing of the private placement of the Notes and Warrants and to file a subsequent registration statement on the earlier of (i) three calendar days after the Stockholder Approval has been obtained and (ii) July 3, 2012 to register the remainder of the common stock underlying the Notes and the shares of common stock underlying the Warrants. We filed the initial registration statement on May 30, 2012.

        If we fail to register the appropriate number of shares of common stock, or fail to file the required registration statements on a timely basis or the initial registration statement is not declared effective within 60 days (or 75 days if reviewed by the SEC) after the date of the issuance of the Notes, or maintained, or if the subsequent registration statement is not declared effective by August 20, 2012, or maintained, or if all of such registered shares of common stock cannot be sold on any date after such registration statements are declared effective, we will be required to make a cash payment to the Purchasers equal to 2% of the then-outstanding principal amount of the Notes, and accrued but unpaid interest thereon, on the date of such failure and on every thirtieth day after such failure until such failure is cured.

PROPOSAL 2:

AUTHORIZATION TO INCREASE THE COMPANY'S AUTHORIZED COMMON STOCK
FROM 250,000,000 SHARES TO 650,000,000 SHARES

Background

        In order to ensure that (1) A123 has sufficient shares of common stock to issue upon conversion of the Notes and the exercise of the Warrants and (2) that sufficient shares of common stock will be available for future issuance by A123, the Board of Directors has approved, subject to stockholder approval, an amendment to our Certificate of Incorporation to increase the number of shares of our common stock authorized for issuance from 250,000,000 to 650,000,000. You are being asked to consider and act upon this proposal to approve the proposed amendment to the Certificate of Incorporation which is attached as Annex A to this proxy statement. A123 will not receive any of the proceeds from the issuance and sale of the shares of common stock being authorized under this Proxy Statement.

        As described above, if the Stockholder Approval is not obtained on or prior to June 30, 2012, then the Purchasers will have the right to require us to redeem all or any portion of $30.0 million aggregate principal amount of Notes at a price equal to 100% of the principal amount being redeemed, plus accrued and unpaid interest.

        The $30.0 million of proceeds subject to the account control agreement will not be available to us prior to our obtaining the Stockholder Approval and the Registration Statement Effectiveness.

        In addition, it is important that A123 have the an appropriate number of authorized but unissued shares in order for us to, among other things, undertake important strategic initiatives the Board of Directors may approve from time to time.

        Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Certificate of Incorporation. From time-to-time, we issue shares of common stock in connection with capital raises to fund operations and expansion plans and for other general corporate purposes. Upon each of these occurrences, the amount of available authorized shares decreases. Our Certificate of Incorporation currently authorizes the issuance of up to 250,000,000 shares of common stock. However, as of June 4, 2012, 147.1 million shares of common stock were issued and outstanding, 16.8 million shares were reserved for issuance under our equity compensation plans pursuant to outstanding and yet to be issued equity awards and 86.1 shares were reserved for issuance for the 2016 Notes (as defined below), outstanding warrants and the Notes. So long as any Purchaser owns any securities and at all times prior to the earlier of our obtaining the Stockholder Approval and June 30, 2012, the Securities Purchase Agreement requires us to have authorized, and reserved for the purpose of issuance, no less than 49,602,469 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) for issuance by us pursuant to the terms of the Notes then outstanding. So long as any Purchaser owns any securities and from and after the earlier of our obtaining the Stockholder Approval and June 30, 2012, the Securities Purchase Agreement requires us to at all times have authorized, and reserved for the purpose of issuance of shares of Common Stock pursuant to the terms of the Notes and exercise of the Warrants, no less than the greater of (x) 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) less the number of shares of Common Stock issued pursuant to the terms of the Notes and the Warrants after we obtain the shareholder approvals and (y) 125% of the sum of (i) the maximum number of shares of Common Stock issuable pursuant to the terms of the Notes then outstanding (without taking into account any limitations on the issuance thereof pursuant to the terms of the Notes), and (ii) shares of Common Stock issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the exercise of the

Warrants set forth in the Warrants). We will not have adequate available shares of common stock for these issuances upon conversion of the Notes unless Proposal No. 2 is approved. It is possible that under certain circumstances we may not have sufficient authorized shares, at the time such conversions occur, to pay all of these amounts by delivering shares. The proposed increase in the authorized common stock would provide us with additional flexibility to, among other things, make certain payments due on conversion of a portion of the Notes in the future by delivering shares of common stock rather than paying cash, as well as to issue additional equity and equity linked securities in the future to fund our operations and expected growth and other general corporate purposes.

Purpose and Effect of the Increase in the Amount of A123's Authorized Common Stock

        The principal purpose of this proposal is to authorize additional shares of common stock, which may be used for the purposes described above and for general corporate purposes. As an example, the Board of Directors may in the future determine that it is appropriate or necessary to raise additional capital through the sale of equity securities, convertible debt securities or other equity linked securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers (subject to additional stockholder approvals as required), to permit future stock dividends or for other corporate purposes. In addition, we may use a portion of the additional authorized shares of common stock to make payments of certain coupon make whole payments and additional amounts payable on conversion of the Notes, rather than pay cash, which would increase our financial flexibility and liquidity and preserve our cash for funding our operations and expected future growth. The availability of additional shares of common stock is particularly important in the event that the Board of Directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking stockholder approval in connection with the contemplated issuance of common stock. If the amendment is approved by the stockholders, the Board does not intend to solicit further stockholder approval prior to the issuance of any additional shares of common stock, unless stockholder approval is otherwise required by law or the Marketplace Rules of the Nasdaq Stock Market which require stockholder approval for certain issuances of stock.

        The increase in authorized common stock will not have any immediate effect on the rights of existing stockholders. However, the Board of Directors will have the authority to issue authorized common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders' percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. Holders of our common stock have no preemptive rights, and the Board of Directors has no plans to grant such rights with respect to any such shares.

        The increase in the authorized amount of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change of control of A123 without further action by the stockholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law or stock exchange rules, be issued in one or more transactions which would make a change of control of A123 more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of A123.

        We do not have any arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option plan, our existing 3.75% convertible subordinated notes due 2016 (the "2016 Notes"), the Notes and the Warrants.

        As of June 4, 2012 there were:

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  250.0 million shares of our common stock authorized;

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  approximately 147.1 million shares of our common stock issued and outstanding;

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  approximately 9.9 million shares of common stock reserved for issuance upon exercise of options outstanding at a weighted average exercise price of $6.25 per share;

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  approximately 6.8 million shares of common stock reserved for issuance upon vesting of outstanding restricted stock units;

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  approximately 23.9 million shares reserved for issuance upon the conversion of our outstanding 2016 Notes, of which there is $143,750,000 aggregate principal amount outstanding to the extent the conversion value exceeds the principal amount of the 2016 Notes;

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  12.5 million shares of our common stock reserved for issuance pursuant to outstanding warrants;

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  49.6 million shares of common stock reserved for issuance upon conversion of the Notes; and

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  no shares of our preferred stock issued and outstanding and no shares of our common stock reserved for issuance upon the conversion of shares of our preferred stock.

        The proposed amendment to our Certificate of Incorporation will not change the number of authorized shares of preferred stock.

        We believe that the increase in the number of authorized shares of common stock is in the best interests of A123 and its stockholders.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the outstanding shares of our common stock voting is required to approve the proposed amendment of our Certificate of Incorporation. Abstentions have the same effect as a vote against this proposal.

        THE BOARD OF DIRECTORS HAS ADOPTED A RESOLUTION APPROVING THE AMENDMENT OF OUR CERTIFICATE OF INCORPORATION AND DECLARING ITS ADVISABILITY AS SET FORTH IN PROPOSAL NO. 2. THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF PROPOSAL NO. 2.

 SPECIAL NOTE REGARDING FORWARD-LOOKING INFORMATION

        This Proxy Statement and the information incorporated by reference in this prospectus include "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. These statements are often identified by the use of words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," or "continue," and similar expressions or variations. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including without limitation statements regarding industry trends, management's expectations, competitive strengths or market position, market expectations, business opportunities, projections of revenue, expenses, profits, management's confidence in our strategies and other matters that do not relate strictly to historical facts. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the heading "Risk Factors" in any of our filings with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act. The forward-looking statements in this Proxy Statement and the information incorporated by reference in this prospects represent our views as of the date such statements are made. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date such statements are made. The forward-looking statements contained herein speak only as of the date on which they were made, and, except as required by law, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this Proxy Statement.

OTHER MATTERS

        A123 knows of no other matters that will be presented for consideration at the Special Meeting. Our Board of Directors does not currently intend to bring any other business before the Special Meeting and, so far as our Board of Directors knows, no other matters are to be brought before the Special Meeting. If other business properly comes before the Special Meeting, the proxies will vote in accordance with their own judgment.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

        The SEC allows us to "incorporate by reference" information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document that we filed separately with the SEC. The information incorporated by reference is considered a part of this Proxy Statement, and all information appearing in this Proxy Statement is qualified in its entirety by the information incorporated herein by reference. Information in this Proxy Statement updates and, in some cases, supersedes information incorporated by reference from documents that A123 has filed with the SEC prior to the date of this Proxy Statement, while information that we file later with the SEC will automatically supplement, update and, in some cases, supersede the information in this Proxy Statement.

        The following documents and information we previously filed with the SEC are incorporated by reference into this Proxy Statement:

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  our Annual Report filed on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC on March 12, 2012, as amended on Form 10-K/A filed on May 10, 2012;

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  our Quarterly Report filed on Form 10-Q for the quarterly period ended March 31, 2012 filed with the SEC on May 15, 2012; and

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  Current Reports on Form 8-K (in each case, other than information and exhibits "furnished" to and not "filed" with the SEC in accordance with SEC Rules and Regulations) filed with the SEC on January 20, 2012, January 24, 2012, February 14, 2012, March 1, 2012, March 8, 2012, April 11, 2012, May 8, 2012, May 15, 2012, May 24, 2012 and May 30, 2012; and

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  The description of our common stock contained in our Registration Statement on Form 8-A filed with the SEC on September 18, 2009, including any amendments or reports filed for the purpose of updating such description.

        In addition, all documents we file under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting are incorporated by reference into and deemed a part of this Proxy Statement from the date of filing of those documents.

        Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Proxy Statement. You may obtain documents that we have filed with the SEC and incorporated by reference in this document, without charge, by making an oral or written request to A123 Systems, Inc., 200 West Street, Waltham,

Massachusetts 02451, Telephone: (617) 778-5700, Attention: Investor Relations. Documents incorporated by reference will be delivered by first class mail or other equally prompt means within one business day of receipt of such request.

        In addition, you may read and copy any reports, statements or other information that A123 files with the SEC at the SEC's public reference Room, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov.

        You should rely only on the information contained (or incorporated by reference) in this Proxy Statement. We have not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated June 11, 2012. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this Proxy Statement).

THE BOARD OF DIRECTORS Waltham, Massachusetts

June 11, 2012

ANNEX A

CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
OF
A123 SYSTEMS, INC.

        A123 Systems, Inc. (the "Corporation"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        FIRST:    That the Board of Directors of the Corporation, at a meeting of the Board of Directors on May 23, 2012, in accordance with the provisions of Section 141(b) of the General Corporation Law of the State of Delaware, duly adopted a resolution setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended. The resolution setting forth the proposed amendment is as follows:

        RESOLVED:    That a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended, effecting a change in the first paragraph of Article FOURTH thereof, so that said first paragraph of Article FOURTH shall read in its entirety as set forth below, is hereby approved, and is recommended to the stockholders of the Corporation for approval as being advisable and in the best interests of the Corporation:

          "FOURTH:    The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is (i) 650,000,000 shares of common stock, with a par value of $.001 per share (the "Common Stock"), and (ii) 5,000,000 shares of Preferred Stock, with a par value of $.01 per share (the "Preferred Stock").

          SECOND:    That the stockholders of the Corporation duly approved such resolution at a Special Meeting of stockholders held on June 29, 2012 by affirmative vote of the majority of shares present in person or represented by proxy and entitled to vote on the subject matter in accordance with the provisions of Section 216 of the General Corporation Law of the State of Delaware.

          THIRD:    That said amendment was duly adopted in accordance with the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its duly authorized officer this            day of                        , 2012.

A123 SYSTEMS, INC.
By:	David Vieau President and Chief Executive Officer

A-1

ANNEX B

[FORM OF SENIOR CONVERTIBLE NOTE]

        NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES. ANY TRANSFEREE OF THIS NOTE SHOULD CAREFULLY REVIEW THE TERMS OF THIS NOTE, INCLUDING SECTIONS 3(c)(iii) AND 18(a) HEREOF. THE PRINCIPAL AMOUNT REPRESENTED BY THIS NOTE AND, ACCORDINGLY, THE SECURITIES ISSUABLE UPON CONVERSION HEREOF MAY BE LESS THAN THE AMOUNTS SET FORTH ON THE FACE HEREOF PURSUANT TO SECTION 3(c)(iii) OF THIS NOTE.

 A123 SYSTEMS, INC.

SENIOR CONVERTIBLE NOTE

Issuance Date: May 24, 2012	Original Principal Amount: U.S. $ [ ]

        FOR VALUE RECEIVED, A123 Systems, Inc., a Delaware corporation (the "Company"), hereby promises to pay to [BUYER] or registered assigns (the "Holder") (i) the amount set out above as the Original Principal Amount (as reduced pursuant to the terms hereof pursuant to amortization, redemption, conversion or otherwise, the "Principal") when due, whether upon the Maturity Date (as defined below), on any Installment Date with respect to the Installment Amount due on such Installment Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof) and (ii) interest ("Interest") on any outstanding Principal at the applicable Interest Rate from the date set out above as the Issuance Date (the "Issuance Date") until the same becomes due and payable, whether upon an Interest Date (as defined below), any Installment Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Convertible Note (including all Senior Convertible Notes issued in exchange, transfer or replacement hereof, this "Note") is one of an issue of Senior Convertible Notes issued pursuant to the Securities Purchase Agreement on the Closing Date (collectively, the "Notes" and such other Senior Convertible Notes, the "Other Notes"). Certain capitalized terms used herein are defined in Section 30.

        (1)    PAYMENTS OF PRINCIPAL; PREPAYMENT.    On each Installment Date (which includes the Maturity Date), the Company shall pay to the Holder an amount equal to the Installment Amount due on such Installment Date in accordance with Section 8. On the Maturity Date, the Company shall pay to the Holder an amount in cash representing all outstanding Principal and accrued and unpaid Interest. The "Maturity Date" shall be July 15, 2013, as may be extended at the option of the Holder (i) in the event that, and for so long as, an Event of Default (as defined in Section 4(a)) shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) or any event shall have occurred and be continuing on the Maturity Date (as may be extended pursuant to this Section 1) that with the passage of time and the failure to cure would result in an Event of Default and (ii) through the date that is ten (10) Business Days after the consummation of a Change of Control in the event that a Change of Control is publicly announced or a Change of Control Notice (as defined in Section 5(b)) is delivered prior to the Maturity Date. Other than as specifically permitted by this Note, the Company may not prepay any portion of the outstanding Principal or accrued and unpaid Interest, if any.

        (2)    INTEREST; INTEREST RATE.

          (a)   Interest on this Note shall commence accruing on the Issuance Date and shall be computed on the basis of a 360-day year and twelve 30-day months and shall be payable in arrears on the first (1st) and fifteenth (15th) day of each calendar month after the Issuance Date or, if any such date falls on a Holiday, the next day that is not a Holiday (each, an "Interest Date") with the first (1st) Interest Date being July 1, 2012. Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, in shares of Common Stock ("Interest Shares") so long as there has been no Equity Conditions Failure; provided, however, that the Company may, at its option following notice to the Holder, pay Interest on any Interest Date in cash ("Cash Interest") or in a combination of Cash Interest and Interest Shares. The Company shall deliver a written notice (each, an "Interest Election Notice") to each holder of the Notes on or prior to the applicable Interest Notice Due Date (the date such notice is delivered to all of the holders of Notes, the "Interest Notice Date") which notice (i) either (A) confirms that Interest to be paid on such Interest Date shall be paid entirely in Interest Shares, or (B) elects to pay Interest as Cash Interest or a combination of Cash Interest and Interest Shares and specifies the amount of Interest that shall be paid as Cash Interest and the amount of Interest, if any, that shall be paid in Interest Shares, and (ii) certifies that there has been no Equity Conditions Failure as of such Interest Notice Date. If there is an Equity Conditions Failure as of the Interest Notice Date, then unless the Company has elected to pay such Interest as Cash Interest, the Interest Notice shall indicate that unless the Holder waives the Equity Conditions, the Interest shall be paid as Cash Interest. If the Company confirmed the payment of the applicable Interest in Interest Shares, in whole or in part, and if the Equity Conditions were satisfied as of the applicable Interest Notice Date but an Equity Conditions Failure occurred between the applicable Interest Notice Date and any time prior to the applicable Interest Date, the Company shall provide the Holder a subsequent notice to that effect indicating that unless the Holder waives the Equity Conditions, the Interest shall be paid in cash. If the Equity Conditions are not satisfied (or waived in writing by the Holder) during such period, then at the option of the Holder, the Holder may require the Company to pay the amount of Interest payable on the applicable Interest Date as Cash Interest. Interest to be paid on an Interest Date in Interest Shares shall be paid in a number of fully paid and nonassessable shares (rounded to the nearest whole share in accordance with Section 3(a)) of Common Stock equal to the quotient of (1) the amount of Interest payable on such Interest Date less any Cash Interest paid, and (2) the Company Conversion Price in effect on the applicable Interest Date.

          (b)   When any Interest Shares are to be paid on an Interest Date, the Company shall, on the applicable Interest Date (i) (A) provided that the Company's transfer agent (the "Transfer Agent") is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, credit such aggregate number of Interest Shares to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit/Withdrawal At Custodian system, or (B) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver, to the address set forth in the register maintained by the Company for such purpose pursuant to the Securities Purchase Agreement or to such address as specified by the Holder in writing to the Company at least two (2) Business Days prior to the applicable Interest Date, a certificate, registered in the name of the Holder or its designee, for the number of Interest Shares to which the Holder shall be entitled, and (ii) with respect to each Interest Date, pay to the Holder, in cash by wire transfer of immediately available funds, the amount of any Cash Interest.

          (c)   Prior to the payment of Interest on an Interest Date, Interest on this Note shall accrue at the Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount on each Conversion Date in accordance with Section 3(b)(i). From and after the occurrence and during the continuance of an Event of Default, the Interest Rate shall be increased to sixteen and one-half percent (16.5%). In the event that such Event of Default is subsequently cured, the adjustment referred to in the preceding sentence shall cease to be effective as of the date of such cure; provided, that the Interest as calculated and unpaid at such increased rate during the continuance of such Event of Default shall continue to apply to the extent relating to the days after the occurrence of such Event of Default through and including the date of cure of such Event of Default. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Interest Shares.

        (3)    CONVERSION OF NOTES.    At any time or times after the Issuance Date, this Note shall be convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), on the terms and conditions set forth in this Section 3; provided, however, that, notwithstanding anything to the contrary set forth in this Note, until the earlier to occur of the Stockholder Approval Date (as defined in the Securities Purchase Agreement) and June 30, 2012, the Holder shall not have the right to deliver one or more Conversion Notices (as defined in Section 3(c)(i)) that require the issuance of Common Stock in an aggregate number of shares that exceed the product of (x) 49,602,469 (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) and (y) the Holder Pro Rata Amount.

          (a)    Conversion Right.    Subject to the provisions of Section 3(d), at any time or times on or after the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into fully paid and nonassessable shares of Common Stock in accordance with Section 3(c), at the Conversion Rate (as defined below). The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock to the nearest whole share. The Company shall pay any and all transfer, stamp and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

          (b)    Conversion Rate.    The number of shares of Common Stock issuable upon conversion of any Conversion Amount pursuant to Section 3(a) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (the "Conversion Rate").

              (i)  "Conversion Amount" means the sum of (A) the portion of the Principal to be converted, redeemed or otherwise with respect to which this determination is being made and (B) accrued and unpaid Interest with respect to such portion of the Principal.

             (ii)  "Conversion Price" means, as of any Conversion Date (as defined below) or other date of determination, $1.18, subject to adjustment as provided herein.

          (c)   Mechanics of Conversion.

            (i)    Optional Conversion.    To convert any Conversion Amount into shares of Common Stock on any date (a "Conversion Date"), the Holder shall (A) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company and the Transfer Agent and (B) if required by Section 3(c)(iii), surrender this Note to a common carrier for delivery to the Company as soon as practicable on or following such date (or an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction). On or before the first (1st) Business Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile a confirmation of receipt of such Conversion Notice to the Holder and the Transfer Agent. On or before the third (3rd) Trading Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (x) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled to the Holder's or its designee's balance account with DTC through its Deposit/Withdrawal At Custodian system or (y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled. If required by Section 3(c)(iii), within three (3) Business Days following a conversion of this Note, the Holder shall surrender this Note (or deliver an indemnification undertaking with respect to this Note in the case of its loss, theft or destruction as contemplated by Section 18(b)) to the Company. If this Note is physically surrendered for conversion as required by Section 3(c)(iii) and the outstanding Principal of this Note is greater than the Principal portion of the Conversion Amount being converted, then the Company shall as soon as practicable and in no event later than three (3) Business Days after receipt of this Note and at its own expense, issue and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal not converted. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of this Note shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date, irrespective of the date such Conversion Shares are credited to the Holder's account with DTC or the date of delivery of the certificates evidencing such Conversion Shares, as the case may be. In the event that the Holder elects to convert the Company Conversion Amount (as defined in Section 8(a)) prior to the applicable Installment Date as set forth in Section 8(b), the Company Conversion Amount so converted shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

            (ii)    Company's Failure to Timely Convert.    If the Company shall fail to issue a certificate to the Holder or credit the Holder's balance account with DTC, as applicable, for the number of shares of Common Stock to which the Holder is entitled upon conversion of any Conversion Amount on or prior to the Share Delivery Date (a "Conversion Failure"), then (A) the Company shall pay damages to the Holder for each Trading Day of such Conversion Failure in an amount equal to 1.5% of the product of (1) the sum of the number of shares of Common Stock not issued to the Holder on or prior to the Share Delivery Date and to which the Holder is entitled, and (2) the Closing Sale Price of the Common Stock on the Share Delivery Date and (B) the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned, as the case may be, any portion of this Note that has not been converted pursuant to such Conversion Notice; provided that the voiding of a Conversion Notice shall not affect the Company's obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 3(c)(ii) or otherwise. In addition to the foregoing, if the Company shall fail on or prior to the Share Delivery Date to issue and deliver a certificate to the Holder or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder's conversion of any Conversion Amount or on any date of the Company's obligation to deliver shares of Common Stock as contemplated pursuant to clause (ii) below, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) Common Stock to deliver in satisfaction of a sale by the Holder of Common Stock issuable upon such conversion that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to issue and deliver such certificate or credit the Holder's balance account with DTC for the shares of Common Stock to which the Holder is entitled upon the Holder's conversion of the applicable Conversion Amount shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Common Stock or credit the Holder's balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder's conversion hereunder (as the case may be) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the Conversion Date.

            (iii)    Registration; Book-Entry.    The Company shall maintain a register (the "Register") for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the "Registered Notes"). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes, including, without limitation, the right to receive payments of Principal and Interest, if any, hereunder, notwithstanding notice to the contrary. A Registered Note may be assigned or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign or sell all or part of any Registered Note by a Holder, together with any required documentation under the Transaction Documents (as defined in the Securities Purchase Agreement) including any legal opinions, if applicable, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 18. Notwithstanding anything to the contrary set forth herein, upon conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full Principal amount represented by this Note is being converted or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the Principal and Interest, if any, converted and the dates of such conversions or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

            (iv)    Pro Rata Conversion; Disputes.    In the event that the Company receives a Conversion Notice from more than one holder of Notes for the same Conversion Date and the Company can convert some, but not all, of such portions of the Notes submitted for conversion, the Company, subject to Section 3(d), shall convert from each holder of Notes electing to have Notes converted on such date a pro rata amount of such holder's portion of its Notes submitted for conversion based on the principal amount of Notes submitted for conversion on such date by such holder relative to the aggregate principal amount of all Notes submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a conversion of this Note, the Company shall issue to the Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 23.

          (d)   Limitations on Conversions.

            (i)    Beneficial Ownership.    The Company shall not effect any conversion of this Note, and the Holder of this Note shall not have the right to convert any portion of this Note pursuant to the terms and conditions of this Note, to the extent that after giving effect to such conversion, the Holder (together with the Holder's Affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the number of shares of Common Stock outstanding immediately after giving effect to such conversion. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of this Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of this Note beneficially owned by the Holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any Other Notes or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 3(d)(i), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). For purposes of this Section 3(d)(i), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent Form 10-K, Form 10-Q, Form 8-K or other public filing with the SEC, as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Note, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of Notes. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 3(d)(i) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

            (ii)    Principal Market Regulation.    The Company shall not issue any shares of Common Stock under this Note (whether upon conversion of this Note, as Interest Shares, as payment of any Installment Amount or otherwise), and the Holder shall not have the right to receive any shares of Common Stock, if the issuance of such shares of Common Stock would exceed the aggregate number of shares of Common Stock which the Company may issue pursuant to the terms of the Notes without breaching the Company's obligations under the rules or regulations of the Principal Market (the "Exchange Cap"), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the

    Required Holders. Until such approval or written opinion is obtained, no purchaser of the Notes pursuant to the Securities Purchase Agreement (the "Purchasers") shall be issued in the aggregate, upon conversion of Notes or as Interest Shares, or as payment of any Installment Amount hereunder or otherwise, shares of Common Stock in an amount greater than the product of the Exchange Cap multiplied by a fraction, the numerator of which is the principal amount of Notes issued to such Purchaser pursuant to the Securities Purchase Agreement on the Closing Date and the denominator of which is the aggregate principal amount of all Notes issued to the Purchasers pursuant to the Securities Purchase Agreement on the Closing Date (with respect to each Purchaser, the "Exchange Cap Allocation"). In the event that any Purchaser shall sell or otherwise transfer any of such Purchaser's Notes, the transferee shall be allocated a pro rata portion of such Purchaser's Exchange Cap Allocation, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation allocated to such transferee. In the event that any holder of Notes shall convert all of such holder's Notes into a number of shares of Common Stock which, in the aggregate, is less than such holder's Exchange Cap Allocation, then the difference between such holder's Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder shall be allocated to the respective Exchange Cap Allocations of the remaining holders of Notes on a pro rata basis in proportion to the aggregate principal amount of the Notes then held by each such holder.

        (4)   RIGHTS UPON EVENT OF DEFAULT.

          (a)    Event of Default.    Each of the following events shall constitute an "Event of Default":

              (i)  Intentionally omitted.

             (ii)  the suspension from trading or failure of the Common Stock to be listed on an Eligible Market for a period of five (5) consecutive Trading Days or for more than an aggregate of ten (10) Trading Days in any 365-day period;

            (iii)  the Company's (A) failure to cure a Conversion Failure by delivery of the required number of shares of Common Stock within ten (10) Business Days after the applicable Conversion Date or (B) notice, written or oral, to any holder of the Notes, including by way of public announcement or through any of its agents, at any time, of its intention not to comply with a request for conversion of any Notes into shares of Common Stock that is tendered in accordance with the provisions of the Notes, other than pursuant to Section 3(d);

            (iv)  at any time following the tenth (10th) consecutive Business Day that the Holder's Authorized Share Allocation is less than the number of shares of Common Stock that the Holder would be entitled to receive upon a conversion of the full Conversion Amount of this Note (without regard to any limitations on conversion set forth in Section 3(d) or otherwise);

             (v)  the Company's failure to pay to the Holder any amount of Principal, Interest or other amounts when and as due under this Note (including, without limitation, the Company's failure to pay any redemption amounts hereunder) or, subject to the delivery of written notice by the Holder to the Company, pursuant to any other Transaction Document (as defined in the Securities Purchase Agreement) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby to which the Holder is a party, except, in the case of a failure to pay Interest when and as due, in which case only if such failure continues for a period of at least five (5) Business Days;

            (vi)  any default under, redemption of or acceleration prior to maturity of an aggregate amount of Indebtedness in excess of $1,000,000 of the Company or any of its Subsidiaries (as defined in Section 3(a) of the Securities Purchase Agreement) other than with respect to any Other Notes;

           (vii)  the Company or any of its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X), pursuant to or within the meaning of Title 11, U.S. Code, or any similar Federal, foreign or state law for the relief of debtors (collectively, "Bankruptcy Law"), (A) commences a voluntary case, (B) consents to the entry of an order for relief against it in an involuntary case, (C) consents to the appointment of a receiver, trustee, assignee, liquidator or similar official (a "Custodian"), (D) makes a general assignment for the benefit of its creditors or (E) admits in writing that it is generally unable to pay its debts as they become due;

          (viii)  a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that (A) is for relief against the Company or any of its Significant Subsidiaries in an involuntary case, (B) appoints a Custodian of the Company or any of its Significant Subsidiaries or (C) orders the liquidation of the Company or any of its Significant Subsidiaries;

            (ix)  a final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its Subsidiaries and which judgments are not, within sixty (60) days after the entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within sixty (60) days after the expiration of such stay; provided, however, that any judgment which is covered by insurance or an indemnity from a credit worthy party shall not be included in calculating the $500,000 amount set forth above so long as the Company provides the Holder a written statement from such insurer or indemnity provider (which written statement shall be reasonably satisfactory to the Holder) to the effect that such judgment is covered by insurance or an indemnity and the Company will receive the proceeds of such insurance or indemnity within thirty (30) days of the issuance of such judgment;

             (x)  other than as specifically set forth in another clause of this Section 4(a), the Company breaches any representation, warranty, covenant or other term or condition of any Transaction Document, except, in the case of a breach of a covenant or other term or condition of any Transaction Document which is curable, only if such breach continues for a period of at least ten (10) consecutive Business Days;

            (xi)  any breach or failure in any respect to comply with Section 15 of this Note;

           (xii)  the Company shall fail to perform or comply with any covenant or agreement contained in the Control Agreement or any material provision of the Control Agreement shall at any time for any reason cease to be valid and binding on or enforceable against the Company or the validity or enforceability thereof shall be contested by any party thereto, or a proceeding shall be commenced by the Company or any governmental authority having jurisdiction over the Company, seeking to establish the invalidity or unenforceability thereof;

          (xiii)  any bank at which the Collateral Account is maintained shall fail to comply with any material term of the Collateral Agreement or similar agreement to which such bank is a party; or

          (xiv)  any Event of Default (as defined in the Other Notes) occurs with respect to any Indebtedness, including, without limitation, with respect to the Other Notes.

          (b)    Redemption Right.    Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within two (2) Business Days of such Event of Default deliver written notice thereof via facsimile and overnight courier (an "Event of Default Notice") to the Holder. At any time after the earlier of the Holder's receipt of an Event of Default Notice and the Holder becoming aware of an Event of Default, the Holder may require the Company to redeem (an "Event of Default Redemption") all or any portion of this Note by delivering written notice thereof (the "Event of Default Redemption Notice") to the Company, which Event of Default Redemption Notice shall indicate the portion of this Note the Holder is electing to require the Company to redeem. Each portion of this Note subject to redemption by the Company pursuant to this Section 4(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to the greater of (i) the product of (A) the Conversion Amount to be redeemed, multiplied by (B) the Redemption Premium and (ii) the product of (A) the Conversion Rate in effect at such time as the Holder delivers an Event of Default Redemption Notice with respect to the Conversion Amount to be redeemed, multiplied by (B) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding such Event of Default and ending on the date the Holder delivers the Event of Default Redemption Notice (the "Event of Default Redemption Price"). Redemptions required by this Section 4(b) shall be made in accordance with the provisions of Section 12. To the extent redemptions required by this Section 4(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Event of Default Redemption Notice. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this Section 4(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Event of Default redemption premium due under this Section 4(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.

        (5)   RIGHTS UPON FUNDAMENTAL TRANSACTION AND CHANGE OF CONTROL.

          (a)    Assumption.    The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing (or, if prior to the consummation of such Fundamental Transaction, such applicable agreement requires the assumption of) all of the obligations of the Company under this Note and the other Transaction Documents in accordance with the provisions of this Section 5(a) pursuant to written agreements in form and substance reasonably satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Notes in exchange for such Notes a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to the Notes, including, without limitation, having a principal amount and interest rate equal to the principal amounts and the interest rates of the Notes then outstanding held by such holder, having similar conversion rights and having similar ranking to the Notes, and satisfactory to the Required Holders. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Note referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Note with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of the Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon conversion or redemption of this Note at any time after the consummation of the Fundamental Transaction, in lieu of the shares of the Company's Common Stock (or other securities, cash, assets or other property) issuable upon the conversion or redemption of the Notes prior to such Fundamental Transaction, such shares of the publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental

  Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such conversion price for the purpose of protecting the economic value of this Note immediately prior to the consummation of such Fundamental Transaction), as adjusted in accordance with the provisions of this Note. The provisions of this Section shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion or redemption of this Note.

          (b)    Redemption Right.    No sooner than fifteen (15) days nor later than ten (10) days prior to the consummation of a Change of Control, but not prior to the public announcement of such Change of Control, the Company shall deliver written notice thereof via facsimile and overnight courier to the Holder (a "Change of Control Notice"). At any time during the period beginning on the earlier to occur of (x) any oral or written agreement by the Company or any of its Subsidiaries upon consummation of which the transaction contemplated thereby would reasonably be expected to result in a Change of Control and (y) the Holder's receipt of a Change of Control Notice and ending twenty (20) Trading Days after the date of the consummation of such Change of Control, the Holder may require the Company to redeem all or any portion of this Note by delivering written notice thereof ("Change of Control Redemption Notice" and the date the Company receives such notice, the "Change of Control Redemption Notice Date") to the Company, which Change of Control Redemption Notice shall indicate the Conversion Amount the Holder is electing to require the Company to redeem. The portion of this Note subject to redemption pursuant to this Section 5(b) shall be redeemed by the Company in cash by wire transfer of immediately available funds at a price equal to 100% of the greater of (i) the sum of (A) the Conversion Amount being redeemed and (B) the Make-Whole Amount and (ii) the product of (A) the Conversion Amount being redeemed multiplied by (B) the quotient determined by dividing (x) the greatest Closing Sale Price of the shares of Common Stock during the period beginning on the date immediately preceding the earlier to occur of (1) the consummation of the Change of Control and (2) the public announcement of such Change of Control and ending on the date the Holder delivers the Change of Control Redemption Notice, by (y) the lowest Conversion Price in effect during such period (the "Change of Control Redemption Price"). Redemptions required by this Section 5 shall be made in accordance with the provisions of Section 12 and shall have priority to payments to stockholders in connection with a Change of Control. To the extent redemptions required by this Section 5(b) are deemed or determined by a court of competent jurisdiction to be prepayments of the Note by the Company, such redemptions shall be deemed to be voluntary prepayments. Notwithstanding anything to the contrary in this Section 5, but subject to Section 3(d), until the Change of Control Redemption Price (together with any interest thereon) is paid in full, the Conversion Amount submitted for redemption under this Section 5(b) (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event of a partial redemption of this Note pursuant hereto, the Principal amount redeemed shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Change of Control Redemption Notice. The parties hereto agree that in the event of the Company's redemption of any portion of the Note under this Section 5(b), the Holder's damages would be uncertain and difficult to estimate because of the parties' inability to predict future interest rates and the uncertainty of the availability of a suitable substitute investment opportunity for the Holder. Accordingly, any Change of Control redemption premium due under this Section 5(b) is intended by the parties to be, and shall be deemed, a reasonable estimate of the Holder's actual loss of its investment opportunity and not as a penalty.

        (6)   DISTRIBUTION OF ASSETS; RIGHTS UPON ISSUANCE OF PURCHASE RIGHTS AND OTHER CORPORATE EVENTS.

          (a)    Distribution of Assets.    If the Company shall declare or make any dividend or other distributions of its assets (or rights to acquire its assets) to any or all holders of shares of Common Stock, by way of return of capital or otherwise (including without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (the "Distributions"), then the Holder will be entitled to such Distributions as if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for such Distribution or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for such Distributions (provided, however, that to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or beneficial ownership of such shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage).

          (b)    Purchase Rights.    If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete conversion of this Note (without taking into account any limitations or restrictions on the convertibility of this Note) immediately prior to the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage, at which time the Holder shall be granted such right to the same extent as if there had been no such limitation).

          (c)    Other Corporate Events.    In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon a conversion of this Note, at the Holder's option, (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which the Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by the Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of this Note) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as the Holder would have been entitled to receive had this Note initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the

  Conversion Rate. Provision made pursuant to the preceding sentence shall be in a form and substance satisfactory to the Required Holders. The provisions of this Section shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion or redemption of this Note.

        (7)   RIGHTS UPON ISSUANCE OF OTHER SECURITIES.

          (a)    Adjustment of Conversion Price upon Subdivision or Combination of Common Stock.    If the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

          (b)    Other Events.    If any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's Board of Directors will make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder under this Note; provided that no such adjustment will increase the Conversion Price as otherwise determined pursuant to this Section 7.

          (c)    Voluntary Adjustment By Company.    The Company may at any time during the term of this Note reduce the then current Conversion Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

          (d)    Floating Rate Conversion Price.    The Holder may, at any time and from time to time on or after August 15, 2012, notify the Company by so indicating in one or more Conversion Notices of its election to convert all or any portion of the outstanding and unpaid Conversion Amount using a floating rate conversion price equal to 85% of the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the applicable Conversion Date (the "Floating Rate Conversion Price") in lieu of the Conversion Price then in effect. The Holder shall not be permitted hereunder to specify any Floating Rate Conversion Price to convert a Conversion Amount that exceeds either (A) in the aggregate as to any given Trading Day, the product of (x) $3,500,000.00 and (y) the Holder Pro Rata Amount or (B) in the aggregate while the Notes are outstanding, the product of (x) $30,000,000.00 and (y) the Holder Pro Rata Amount. The Company may elect to deliver a written notice (a "Cash Floating Rate Conversion Price Notice") by facsimile and overnight courier to all, but not less than all, of the holders of Notes no later than the first (1st) day of a calendar month (the "Cash Floating Rate Conversion Price Deadline") notifying the Holder that to the extent the Holder elects to effect during such calendar month any conversions at the Floating Rate Conversion Price pursuant to this Section 7(d), the Company shall be required to honor such conversions by paying to the Holder cash on or prior to the Share Delivery Date by wire transfer of immediately available funds in an amount equal to 115% of the Conversion Amount so to be converted. For the avoidance of doubt, if the Holder shall not have received a Cash Floating Rate Conversion Price Notice by the applicable Cash Floating Rate Conversion Price Deadline, the Company shall be required to honor such conversions by delivering shares of Common Stock. Solely for purposes of clarification, in the event that the Holder elects to convert pursuant to this Section 7(d), the Principal amount of the Notes so converted shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice(s).

        (8)    COMPANY CONVERSION OR REDEMPTION.    On each Installment Date, the Company shall pay to the Holder of this Note the Installment Amount due on such date by converting all or some of such Installment Amount into Common Stock, provided there has been no Equity Conditions Failure, in accordance with this Section 8 (a "Company Conversion"); provided, however, that the Company may, at its option following notice to the Holder as set forth below, pay all or some of the Installment Amount by redeeming such Installment Amount in cash (a "Company Redemption") or by any combination of a Company Conversion and a Company Redemption so long as all of the outstanding applicable Installment Amount due on any Installment Date shall be converted and/or redeemed by the Company on the applicable Installment Date, subject to the provisions of this Section 8.

          (a)    General.    On or prior to the date which is the tenth (10th) consecutive Trading Day immediately prior to each Installment Date (each, an "Installment Notice Due Date"), the Company shall deliver written notice (each, a "Company Installment Notice" and the date all of the holders receive such notice is referred to as the "Company Installment Notice Date"), to each holder of Notes which Company Installment Notice shall (i) (1) either (A) confirm that the applicable Installment Amount of such holder's Note shall be converted to Common Stock in whole or in part pursuant to a Company Conversion (such amount to be converted, the "Company Conversion Amount") or (B) state that the Company elects to redeem for cash, or is required to redeem for cash in accordance with the provisions of the Notes, in whole or in part, the applicable Installment Amount pursuant to a Company Redemption and (2) specify the portion (including Interest, if any, on such amount) which the Company elects or is required to redeem pursuant to a Company Redemption (such amount to be redeemed, the "Company Redemption Amount") and the portion (including Interest, if any, on such amount) that is the Company Conversion Amount, which amounts, when added together, must equal the applicable Installment Amount and (ii) if the Installment Amount is to be paid, in whole or in part, in Common Stock pursuant to a Company Conversion, certify that the Equity Conditions have been satisfied as of the Company Installment Notice Date. Each Company Installment Notice shall be irrevocable. If the Company does not timely deliver a Company Installment Notice in accordance with this Section 8, then the Company shall be deemed to have delivered an irrevocable Company Installment Notice confirming a Company Conversion and shall be deemed to have certified that the Equity Conditions in connection with any such conversion on the Company Installment Notice Date and Installment Date have been satisfied. Except as expressly provided in this Section 8(a), the Company shall convert and/or redeem the applicable Installment Amount of this Note pursuant to this Section 8 and the corresponding Installment Amounts of the Other Notes pursuant to the corresponding provisions of the Other Notes in the same ratio of the Installment Amount being converted and/or redeemed hereunder. The Company Conversion Amount (whether set forth in the Company Installment Notice or by operation of this Section 8) shall be converted in accordance with Section 8(b) and the Company Redemption Amount shall be redeemed in accordance with Section 8(c). Notwithstanding anything herein to the contrary, in the event of any partial conversion or redemption of this Note, the Principal amount converted or redeemed shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice or Redemption Notice, as applicable.

          (b)    Mechanics of Company Conversion.    When the Company delivers a Company Installment Notice and confirms, or is deemed to have confirmed, in whole or in part, a Company Conversion in accordance with Section 8(a), then on the applicable Installment Date, provided, that the Equity Conditions have been satisfied (or waived in writing by the Holder) on such Installment Date, the Company shall, or shall direct the Transfer Agent to, credit the Holder's account with DTC (or if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver the Holder a certificate), for a number of shares of Common Stock (the

  "Installment Shares") equal to the quotient of (x) the Company Conversion Amount as of the applicable Installment Date divided by (y) the applicable Company Conversion Price. All Installment Shares shall be fully paid and nonassessable shares of Common Stock (rounded to the nearest whole share). If the Equity Conditions are not satisfied as of the Company Installment Notice Date, then unless the Company has elected to redeem such Installment Amount, the Company Installment Notice shall indicate that unless the Holder waives the Equity Conditions, the Installment Amount shall be redeemed in cash. If the Company confirmed (or is deemed to have confirmed by operation of Section 8(a)) the conversion of the applicable Company Conversion Amount, in whole or in part, and there was no Equity Conditions Failure as of the applicable Company Installment Notice Date (or is deemed to have certified that the Equity Conditions in connection with any such conversion have been satisfied by operation of Section 8(a)) but an Equity Conditions Failure occurred between the applicable Company Installment Notice Date and any time through the applicable Installment Date, the Company shall provide the Holder a subsequent notice to that effect. If the Equity Conditions are not satisfied (or waived in writing by the Holder) during such period, then at the option of the Holder designated in writing to the Company, the Holder may require the Company to do either one or both of the following: (i) the Company shall redeem all or any part designated by the Holder of the Company Conversion Amount (such designated amount is referred to as the "First Redemption Amount") on such Installment Date and the Company shall pay to the Holder within three (3) Business Days of such Installment Date, by wire transfer of immediately available funds, an amount in cash equal to 125% of such First Redemption Amount and/or (ii) the Company Conversion shall be null and void with respect to all or any part designated by the Holder of the unconverted Company Conversion Amount and the Holder shall be entitled to all the rights of a holder of this Note with respect to such amount of the Company Conversion Amount with such Company Conversion Amount added to the final Installment Date, unless the Holder otherwise indicates; provided, however, that the Conversion Price for such unconverted Company Conversion Amount shall thereafter be adjusted to equal the lesser of (1) the Company Conversion Price as in effect on the date on which the Holder voided the Company Conversion and (2) the Company Conversion Price as in effect on the date on which the Holder delivers a Conversion Notice relating thereto. If the Company fails to redeem any First Redemption Amount by the third (3rd) Business Day following the applicable Installment Date by payment of such amount on the applicable Installment Date, then the Holder shall have the rights set forth in Section 12(a) as if the Company failed to pay the applicable Company Installment Redemption Price (as defined below) and all other rights under this Note (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(v)). Notwithstanding anything to the contrary in this Section 8(b), but subject to the limitations set forth in Section 3(d), until the Company issues and delivers a certificate, or credits the Holder's account with DTC, for the shares of Common Stock representing the Company Conversion Amount to the Holder, the Company Conversion Amount may be converted by the Holder into Common Stock pursuant to Section 3. In the event that the Holder elects to convert the Company Conversion Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Conversion Amount so converted shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

          (c)    Mechanics of Company Redemption.    If the Company elects a Company Redemption in accordance with Section 8, then the Company Redemption Amount which is to be paid to the Holder on the applicable Installment Date shall be redeemed by the Company and the Company shall pay to the Holder on such Installment Date, by wire transfer of immediately available funds, an amount in cash (the "Company Installment Redemption Price") equal to 100% of the Company Redemption Amount. If the Company fails to redeem the Company Redemption

  Amount on the applicable Installment Date by payment of the Company Installment Redemption Price on such date, then at the option of the Holder designated in writing to the Company (any such designation shall be deemed a "Conversion Notice" pursuant to Section 3(c) for purposes of this Note), (i) the Holder shall have the rights set forth in Section 12(a) as if the Company failed to pay the applicable Company Installment Redemption Price and all other rights as a Holder of Notes (including, without limitation, such failure constituting an Event of Default described in Section 4(a)(v)) and (ii) the Holder may require the Company to convert all or any part of the Company Redemption Amount at the Company Conversion Price as in effect on the applicable Installment Date. Conversions required by this Section 8(c) shall be made in accordance with the provisions of Section 3(c). Notwithstanding anything to the contrary in this Section 8(c), but subject to Section 3(d), until the Company Installment Redemption Price (together with any interest thereon) is paid in full, the Company Redemption Amount (together with any interest thereon) may be converted, in whole or in part, by the Holder into Common Stock pursuant to Section 3. In the event the Holder elects to convert all or any portion of the Company Redemption Amount prior to the applicable Installment Date as set forth in the immediately preceding sentence, the Company Redemption Amount so converted shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Conversion Notice.

        (9)    OPTIONAL REDEMPTION AT THE HOLDER'S ELECTION.    If (i) the Company has not obtained both the Stockholder Approval and the Authorized Share Stockholder Approval (each as defined in the Securities Purchase Agreement) on or prior to June 30, 2012, (ii) the Initial Registration Statement (as defined in the Registration Rights Agreement) has not been declared effective on or prior to August 15, 2012 registering at least the Initial Required Registration Amount of the Initial Registrable Securities (each as defined in the Registration Rights Agreement), but in no event registering on such Initial Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date or (iii) the Subsequent Registration Statement (as defined in the Registration Rights Agreement) has not been declared effective on or prior to August 20, 2012 registering at least the Subsequent Required Registration Amount of the Subsequent Registrable Securities (each as defined in the Registration Rights Agreement), but in no event registering on such Subsequent Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date, the Holder shall have the right, at any time thereafter, in its sole discretion, to require that the Company redeem all or any portion of a maximum of such Holder's Pro Rata Amount of $30,000,000.00 of the outstanding aggregate Principal amount of this Note then outstanding (a "Holder Optional Redemption") by delivering written notice thereof (a "Holder Optional Redemption Notice" and the date the Holder delivers such notice, the "Holder Optional Redemption Notice Date") to the Company which notice shall state (i) the portion of this Note that is being redeemed up to the such Holder's Pro Rata Amount of $30,000,000.00 and (ii) the date on which the Holder Optional Redemption shall occur which date shall be not less than five (5) Business Days from the Holder Optional Redemption Notice Date (the "Holder Optional Redemption Date"). The portion of this Note subject to redemption pursuant to this Section 9 shall be redeemed by the Company in cash at a price (the "Holder Optional Redemption Price") equal to 100% of the Conversion Amount being redeemed together with any accrued and unpaid Interest on such Conversion Amount and Interest through the Holder Optional Redemption Date. On the Holder Optional Redemption Date the Company shall deliver or shall cause to be delivered to the Holder the Holder Optional Redemption Price in cash by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company. If (i) both the Stockholder Approval and the Authorized Share Stockholder Approval are obtained on or prior to June 30, 2012, (ii) the Initial Registration Statement has been declared effective on or prior to August 15, 2012 registering at least the Initial Required Registration

Amount of the Initial Registrable Securities, but in no event registering on such Initial Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date and (iii) the Subsequent Registration Statement has been declared effective on or prior to August 20, 2012 registering at least the Subsequent Required Registration Amount of the Subsequent Registrable Securities, but in no event registering on such Subsequent Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date, the Holder shall consent to release the funds in the Control Account pursuant to the terms and conditions of the Control Agreement. Holder Optional Redemptions made pursuant to this Section 9 shall be made in accordance with Section 12.

        (10)    NONCIRCUMVENTION.    The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note.

        (11)    RESERVATION OF AUTHORIZED SHARES.

          (a)    Reservation.    Prior to the Authorized Share Stockholder Approval Date, the Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for this Note equal to the product of (x) 49,602,469 (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) and (y) the Holder Pro Rata Amount. From and after the Authorized Share Stockholder Approval Date, the Company shall reserve out of its authorized and unissued Common Stock a number of shares of Common Stock for the Notes and the Warrants equal to the greater of (x) 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) less the number of shares of Common Stock previously issued pursuant to the terms of the Notes and the Warrants and (y) 125% of the sum of (1) the Conversion Rate with respect to the Conversion Amount of each such Note then outstanding and (2) the number of shares of Common Stock issued and issuable upon exercise of the Warrants. From and after the Authorized Share Stockholder Approval Date and for so long as any of the Notes are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Notes and the exercise of the Warrants, the greater of (x) 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) less the number of shares of Common Stock issued pursuant to the terms of the Notes and the Warrants after the Authorized Share Stockholder Approval Date and (y) 125% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all the Notes then outstanding and the exercise of all the Warrants then outstanding; provided that at no time shall the number of shares of Common Stock so reserved be less than the number of shares required to be reserved by this sentence (without regard to any limitations on conversions or exercises) (the "Required Reserve Amount"). The initial number of shares of Common Stock reserved for conversions of the Notes and each increase in the number of shares so reserved shall be allocated pro rata among the holders of the Notes based on the principal amount of the Notes held by each holder at the Closing (as defined in the Securities Purchase Agreement) or increase in the number of reserved shares, as the case may be (the "Authorized Share Allocation"). In the event that a holder shall sell or otherwise transfer any of such holder's Notes, each transferee shall be allocated a pro rata portion of such holder's Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Notes shall be allocated to the remaining holders of Notes, pro rata based on the principal amount of the Notes then held by such holders.

          (b)    Insufficient Authorized Shares.    If at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Notes at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized Share Failure"), then the Company shall immediately take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall either (x) obtain the written consent of its stockholders for the approval of an increase in the number of authorized shares of Common Stock and provide each stockholder with an information statement with respect thereto or (y) hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

        (12)    REDEMPTIONS.

          (a)    Mechanics.    The Company shall deliver the applicable Event of Default Redemption Price to the Holder within five (5) Business Days after the Company's receipt of the Holder's Event of Default Redemption Notice (the "Event of Default Redemption Date"). If the Holder has submitted a Change of Control Redemption Notice in accordance with Section 5(b), the Company shall deliver the applicable Change of Control Redemption Price to the Holder within thirty (30) days of the Change of Control Redemption Notice Date, provided, that the Change of Control Redemption Price shall be delivered concurrently with the consummation of such Change of Control if such notice is received prior to the consummation of such Change of Control to the extent thirty (30) days have elapsed since the Change of Control Redemption Notice Date (such date, the "Change of Control Redemption Date"). The Company shall deliver the applicable Company Installment Redemption Price to the Holder on the applicable Installment Date. The Company shall deliver the Holder Optional Redemption Price to the Holder on the Holder Optional Redemption Date. The Company shall pay the applicable Redemption Price to the Holder in cash by wire transfer of immediately available funds on the applicable due date. In the event of a redemption of less than all of the Conversion Amount of this Note, the Company shall promptly cause to be issued and delivered to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal which has not been redeemed and any accrued Interest on such Principal which shall be calculated as if no Redemption Notice has been delivered. In the event that the Company does not pay the applicable Redemption Price to the Holder within the time period required, at any time thereafter and until the Company pays such unpaid Redemption Price in full, the Holder shall have the option, in lieu of redemption, to require the Company to promptly return to the Holder all or any portion of this Note representing the Conversion Amount that was submitted for redemption and for which the applicable Redemption Price has not been paid. Upon the Company's receipt of such notice, (x) the applicable Redemption Notice shall be null and void with respect to such Conversion Amount, (y) the Company shall immediately return this Note, or issue a new Note (in accordance with Section 18(d)) to the Holder representing such Conversion Amount to be redeemed and (z) the Conversion Price of this Note or such new Notes shall be adjusted to the lesser of (A) the Conversion Price as in effect on the date on which the applicable Redemption Notice is voided and (B) the lowest Closing Sale Price of the shares of Common Stock during the period beginning on and including the date on which the applicable Redemption Notice is delivered to the Company and ending on and including the date on which the applicable Redemption Notice is voided.

          (b)    Redemption by Other Holders.    Upon the Company's receipt of notice from any of the holders of the Other Notes for redemption or repayment as a result of an event or occurrence substantially similar to the events or occurrences described in Section 4(a) or Section 5(b) (each, an "Other Redemption Notice"), the Company shall immediately, but no later than one (1) Business Day of its receipt thereof, forward to the Holder by facsimile a copy of such notice. If the Company receives a Redemption Notice and one or more Other Redemption Notices, during the seven (7) Business Day period beginning on and including the date which is three (3) Business Days prior to the Company's receipt of the Holder's Redemption Notice and ending on and including the date which is three (3) Business Days after the Company's receipt of the Holder's Redemption Notice and the Company is unable to redeem all principal, interest and other amounts designated in such Redemption Notice and such Other Redemption Notices received during such seven (7) Business Day period, then the Company shall redeem a pro rata amount from each holder of the Notes (including the Holder) based on the principal amount of the Notes submitted for redemption pursuant to such Redemption Notice and such Other Redemption Notices received by the Company during such seven Business Day period.

        (13)    VOTING RIGHTS.    The Holder shall have no voting rights as the holder of this Note, except as required by law and as expressly provided in this Note.

        (14)    SECURITY.    This Note and the Other Notes are secured to the extent and in the manner set forth in that certain security letter agreement dated as of the date hereof by and between the Company and the Buyers' Representative.

        (15)    COVENANTS.

          (a)    Rank.    All payments due under this Note (a) shall rank pari passu with all Other Notes and (b) shall be senior to all other Indebtedness of the Company and its Subsidiaries other than Permitted Senior Indebtedness.

          (b)    Incurrence of Indebtedness.    So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness, other than Permitted Indebtedness.

          (c)    Existence of Liens.    So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, "Liens") other than Permitted Liens.

          (d)    Cash Dividend.    So long as this Note is outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, declare or pay any cash dividends or distributions on any Equity Interests of the Company or of its Subsidiaries.

          (e)    Restricted Payments.    The Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, redeem, defease, repurchase, repay or make any payments in respect of, by the payment of cash or Cash Equivalents (in whole or in part, whether by way of open market purchases, tender offers, private transactions or otherwise), all or any portion of any Indebtedness (other than this Note, the Other Notes and the Permitted Senior Indebtedness), whether by way of payment in respect of principal of (or premium, if any) or interest on, such Indebtedness if at the time such payment is due or is otherwise made or, after giving effect to such payment, an event constituting, or that with the passage of time and without being cured would constitute, an Event of Default has occurred and is continuing.

          (f)    Restriction on Redemption.    Until all of the Notes have been converted, redeemed or otherwise satisfied in accordance with their terms, the Company shall not, directly or indirectly, redeem or repurchase its Equity Interests, or permit any Subsidiary to redeem or repurchase its Equity Interests, without in each case the prior express written consent of the Required Holders.

          (g)    Change in Nature of Business.    The Company shall not make, or permit any of its Subsidiaries to make, any change in the nature of its business as described in the Company's most recent annual report filed on Form 10-K with the SEC. The Company shall not modify its corporate structure or purpose.

          (h)    Intellectual Property.    Except as permitted by the Credit Agreement, the Company shall not, and the Company shall not permit any of its Subsidiaries, directly or indirectly, to encumber or allow any Liens on, any of its copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work, whether published or unpublished, any patents, patent applications and like protections, including improvements, divisions, continuations, renewals, reissues, extensions, and continuations-in-part of the same, trademarks, service marks and, to the extent permitted under applicable law, any applications therefor, whether registered or not, and the goodwill of the business of the Company and its Subsidiaries connected with and symbolized thereby, know-how, operating manuals, trade secret rights, rights to unpatented inventions, and any claims for damage by way of any past, present, or future infringement of any of the foregoing, other than Permitted Liens.

          (i)    Preservation of Existence, Etc.    The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its Subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where the failure to be so qualified would not result in a Material Adverse Effect (as defined in the Securities Purchase Agreement).

          (j)    Maintenance of Properties, Etc.    The Company shall maintain and preserve, and cause each of its Subsidiaries to maintain and preserve, all of its properties which are necessary or useful in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted, and comply in all material respects, and cause each of its Subsidiaries to comply in all material respects, at all times with the provisions of all leases to which it is a party as lessee or under which it occupies property, so as to prevent any material loss or forfeiture thereof or thereunder.

          (k)    Maintenance of Insurance.    The Company shall maintain, and cause each of its Subsidiaries to maintain, insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

          (l)    Transactions with Affiliates.    The Company shall not, nor shall it permit any of its Subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any Affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm's length transaction with a Person that is not an Affiliate thereof.

          (m)    Control Account.    The Company shall (i) establish and maintain in existence the Collateral Account which shall at all times be subject to the Control Agreement and (ii) maintain on deposit in or to the credit of the Collateral Account cash and Cash Equivalents in an aggregate amount equal to not less than $30,000,000.00. The Company's obligations pursuant to the immediately preceding sentence shall terminate at such time as (x) both the Stockholder Approval and the Authorized Share Stockholder Approval are obtained; provided that such approvals are obtained on or prior to June 30, 2012, (y) the Initial Registration Statement has been declared effective; provided that such effectiveness occurs on or prior to August 15, 2012 and the Initial Registration Statement so declared effective registers at least the Initial Required Registration Amount of the Initial Registrable Securities, but in no event registering on such Initial Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date and (z) the Subsequent Registration Statement has been declared effective; provided that such effectiveness occurs on or prior to August 20, 2012 and the Subsequent Registration Statement so declared effective registers at least the Subsequent Required Registration Amount of the Subsequent Registrable Securities, but in no event registering on such Subsequent Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date.

          (n)    Minimum Cash Balance.    For as long as any Notes are outstanding, the Company shall maintain on deposit cash in an aggregate amount equal to not less than $40,000,000.

          (o)    Capital Expenditures.    So long as any Notes are outstanding, the Company shall not, and the Company shall not permit any of its Subsidiaries to, directly or indirectly, make or commit or agree to make, or permit any of its Subsidiaries to make or commit or agree to make, any Capital Expenditure (by purchase or Capitalized Lease) that would cause the aggregate amount of all Capital Expenditures made by the Company and its Subsidiaries to exceed $35,000,000 for the fiscal year ended December 31, 2012.

          (p)    Financings.    No later than six (6) months after the Issuance Date, the Company shall have completed one or more Subsequent Placements (as defined in the Securities Purchase Agreement) for an aggregate offering price of at least $30,000,000.00.

        (16)    VOTE TO ISSUE, OR CHANGE THE TERMS OF, NOTES.    The written consent of the Required Holders shall be required for any change or amendment to the Notes; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Holder relative to the comparable rights and obligations of the other Holders shall require the prior written consent of such adversely affected Holder.

        (17)    TRANSFER.    This Note and any shares of Common Stock issued upon conversion of this Note may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(f) of the Securities Purchase Agreement and applicable securities laws.

        (18)    REISSUANCE OF THIS NOTE.

          (a)    Transfer.    If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 18(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less then the entire outstanding Principal is being transferred, a new Note (in accordance with Section 18(d)) to the Holder representing the outstanding Principal not being transferred. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of

  Section 3(c)(iii) following conversion or redemption of any portion of this Note, the outstanding Principal represented by this Note may be less than the Principal stated on the face of this Note.

          (b)    Lost, Stolen or Mutilated Note.    Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 18(d)) representing the outstanding Principal.

          (c)    Note Exchangeable for Different Denominations.    This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 18(d) and in principal amounts of at least $100,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

          (d)    Issuance of New Notes.    Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 18(a) or Section 18(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest, if any, on the Principal of this Note, from the Issuance Date.

        (19)    REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.    The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Holder's right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Note. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required.

        (20)    PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS.    If (a) this Note is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors' rights and involving a claim under this Note, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, but not limited to, attorneys' fees and disbursements.

        (21)    CONSTRUCTION; HEADINGS.    This Note shall be deemed to be jointly drafted by the Company and all the Purchasers and shall not be construed against any person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note. Terms used in this Note but defined in the other Transaction Documents (as defined in the Securities Purchase Agreement) shall have the meanings ascribed to such terms on the Initial Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

        (22)    FAILURE OR INDULGENCE NOT WAIVER.    No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

        (23)    DISPUTE RESOLUTION.    In the case of a dispute as to the determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price or the arithmetic calculation of the Conversion Rate, the Conversion Price or any Redemption Price, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within one (1) Business Day of receipt, or deemed receipt, of the Conversion Notice or Redemption Notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation within one (1) Business Day of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within one Business Day submit via facsimile (a) the disputed determination of the Closing Bid Price, the Closing Sale Price or the Weighted Average Price to an independent, reputable investment bank selected by the Holder and approved by the Company, such approval not to be unreasonably withheld or delayed, or (b) the disputed arithmetic calculation of the Conversion Rate, Conversion Price or any Redemption Price to an independent, outside accountant, selected by the Holder and approved by the Company, such approval not to be unreasonably withheld or delayed. The Company, at the Company's expense, shall cause the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than five (5) Business Days from the time it receives the disputed determinations or calculations. Such investment bank's or accountant's determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

        (24)    NOTICES; PAYMENTS.

          (a)    Notices.    Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefore. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

          (b)    Payments.    Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Purchasers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder's wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Interest Date which is not the date on which this Note is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Interest due on such date.

        (25)    CANCELLATION.    After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid in full, this Note shall automatically be deemed canceled, shall be surrendered to the Company for cancellation and shall not be reissued.

        (26)    WAIVER OF NOTICE.    To the extent permitted by law, the Company hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note and the Securities Purchase Agreement.

        (27)    GOVERNING LAW; JURISDICTION; JURY TRIAL.    This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

        (28)    SEVERABILITY.    If any provision of this Note is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Note so long as this Note as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

        (29)    THIRD PARTY SUBORDINATION.    Notwithstanding anything to the contrary set forth in this Note, and for so long as the Permitted Senior Indebtedness is outstanding (including, without limitation, during the pendency of any bankruptcy, insolvency or other reorganization or similar proceeding), this Note and the liens, if any, created hereunder shall at all times remain subject, subordinate and inferior in right of payment to the extent hereinafter set forth to the prior payment in full in cash of the Permitted Senior Indebtedness (other than inchoate indemnity obligations) pursuant to terms thereof. The priority of any Permitted Senior Indebtedness over the obligations under this Note shall be effective without reference to time, order or method of attachment of the security interests and liens of the Permitted Senior Indebtedness or the security interest and liens, if any, on any property of the Company held by Holders. Notwithstanding anything to the contrary set forth in this Note, (i) the Holders shall have a first priority and sole security interest in the Collateral Account, all cash and other assets credited thereto, and all procceds thereof, and shall be entitled to enforce such security interest upon the occurrence of any Event of Default under the Notes, and (ii) nothing shall prevent the Holder, its designee or assignee from (a) receiving any payments under the Notes when due or (b) exercising its other rights and remedies hereunder. Each Holder expressly agrees and acknowledges that the holders of Permitted Senior Indebtedness (and any agent or agents on their behalf pursuant to the terms of the Permitted Senior Indebtedness documents) are and shall be third-party beneficiaries of this provision and may enforce this provision to the fullest extent of the law. Notwithstanding anything to the contrary contained herein, the foregoing provisions of this Section 29 shall not prohibit the Company from making any cash or stock payments pursuant to the terms of the Notes.

        (30)    CERTAIN DEFINITIONS.    For purposes of this Note, the following terms shall have the following meanings:

          (a)   "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by, or is under common control with, such Person, it being understood for purposes of this definition that "control" of a Person means the power directly or indirectly either to vote 10% or more of the stock having ordinary voting power for the election of directors of such Person or direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

          (b)   "Approved Stock Plan" means any employee benefit or incentive plan which has been approved by the Board of Directors of the Company, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

          (c)   "Bloomberg" means Bloomberg Financial Markets.

          (d)   "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (e)   "Capital Expenditures" means, with respect to any Person for any period, the sum of (a) the aggregate of all expenditures by such Person and its Subsidiaries during such period that in accordance with GAAP are or should be included in "property, plant and equipment" or in a similar fixed asset account on its balance sheet, whether such expenditures are paid in cash or financed (including pursuant to a Capitalized Lease).

          (f)    "Capitalized Lease" means, with respect to any Person, any lease of real or personal property by such Person as lessee which is (a) required under GAAP to be capitalized on the balance sheet of such Person or (b) a transaction of a type commonly known as a "synthetic lease" (i.e., a lease transaction that is treated as an operating lease for accounting purposes but with respect to which payments of rent are intended to be treated as payments of principal and interest on a loan for Federal income tax purposes).

          (g)   "Cash Equivalents" means (a) marketable direct obligations issued or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case, maturing within six months from the date of acquisition thereof, (b) commercial paper, maturing not more than 270 days after the date of issue rated P-1 by Moody's or A-1 by Standard & Poor's, (c) certificates of deposit maturing not more than 270 days after the date of issue, issued by commercial banking institutions and money market or demand deposit accounts maintained at commercial banking institutions, each of which is a member of the Federal Reserve System and has a combined capital and surplus and undivided profits of not less than $500,000,000 and a Thomson Bank Watch Rating of "BBB" or better, (d) money market accounts maintained with mutual funds having assets in excess of $2,500,000,000, and (e) marketable tax exempt securities rated A or higher by Moody's or A+ or higher by Standard & Poor's, in each case, maturing within six months from the date of acquisition thereof.

          (h)   "Change of Control" means any Fundamental Transaction other than (i) any such transaction in which holders of the Company's voting power immediately prior to such transaction continue after such transaction to hold publicly traded securities and, directly or indirectly, are, in all material respect, the holders of the voting power of the surviving entity or entities with the authority or voting power to elect the members of the board of directors (or their equivalent if other than a corporation) of such entity or entities after such transaction or (ii) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company.

          (i)    "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York Time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly the Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

          (j)    "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Purchase Agreement.

          (k)   "Collateral Account" means a separate securities and/or deposit account established and maintained by the Company with a financial institution satisfactory to the Buyer's Representative (as defined in the Securities Purchase Agreement) in which the Buyer's Representative has exclusive dominion and control in accordance with the terms of the Control Agreement.

          (l)    "Control Agreement" means a Deposit Account Control Agreement or Securities Account Control Agreement, among the Company, the Buyer's Representative (as defined in the Securities Purchase Agreement) and a bank acceptable to the Buyer's Representative, as depository bank and/or securities intermediary, and any other agreement providing to the Buyer's Representative "control" of the Collateral Account within the meaning of Articles 8 and 9 or the Uniform Commercial Code, all in form and substance satisfactory to the Buyer's Representative.

          (m)  "Company Conversion Price" means, with respect to any Interest Date or Installment Date, as applicable, that price which shall be the lower of (i) the then applicable Conversion Price and (ii) the Market Price as of the applicable Interest Date or Installment Date.

          (n)   "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

          (o)   "Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for shares of Common Stock.

          (p)   "Credit Agreement" means that certain Credit Agreement dated as of September 30, 2011 by and among the Company, A123 Securities Corporation, a Massachusetts corporation, the several banks and other financial institutions or entities from time to time parties to the Agreement (the "Lenders"), Silicon Valley Bank, a California corporation, as the Issuing Lender and the Swingline Lender and as administrative agent for the Lenders, as in effect on the Subscription Date

          (q)   "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., NYSE Amex Equities or The NASDAQ Global Market.

          (r)   "Equity Conditions" means each of the following conditions: (i) either (x) the Registration Statement (as defined in the Registration Rights Agreement, the "Registration Statement") filed pursuant to the Registration Rights Agreement shall be effective and available for the resale of (1) all remaining Initial Required Registration Amount of Registrable Securities (each as defined in the Registration Rights Agreement) and (2) the shares of Common Stock as to which the determination pursuant to Section 1 or Section 8, as applicable, is being made, in accordance with the terms of the Registration Rights Agreement and there shall not have been any Grace Periods (as defined in the Registration Rights Agreement) or (y) (1) the Initial Required Registration Amount of Registrable Securities and (2) the shares of Common Stock as to which the determination pursuant to Section 1 or Section 8, as applicable, is being made, shall be eligible for sale without restriction pursuant to Rule 144 and without the need for registration under any applicable federal or state securities laws; (ii) on each day during the period beginning fifteen (15) Trading Days prior to the applicable date of determination and ending on and including the applicable date of determination (the "Equity Conditions Measuring Period") the Common Stock is designated for quotation on the Principal Market or any other Eligible Market and shall not have been suspended from trading on such exchange or market (other than suspensions of not more than two (2) days and occurring prior to the applicable date of determination due to business announcements by the Company) nor shall delisting or suspension by such exchange or market be pending in writing by such exchange or market; (iii) during the Equity Conditions Measuring Period, the Company shall have delivered shares of Common Stock upon conversion of the Notes and upon exercise of the Warrants to the holders on a timely basis as set forth in Section 3(c) hereof (and analogous provisions under the Other Notes) and Section 1(a) of the

  Warrants; (iv) any applicable shares of Common Stock to be issued in connection with the event requiring determination may be issued in full without violating Section 3(d)(i) and (ii) hereof and the rules or regulations of the Principal Market or any other applicable Eligible Market; (v) during the Equity Conditions Measuring Period, the Company shall not have failed to timely make any payments within five (5) Business Days of when such payment is due pursuant to any Transaction Document; (vi) during the Equity Conditions Measuring Period, there shall not have occurred either (A) the public announcement of a pending, proposed or intended Fundamental Transaction which has not been abandoned, terminated or consummated, (B) an Event of Default or (C) an event that with the passage of time or giving of notice would constitute an Event of Default; (vii) the Company shall have no knowledge of any fact that would cause (x) the Registration Statements required pursuant to the Registration Rights Agreement not to be effective and available for the resale of all (1) the Initial Required Registration Amount of Registrable Securities and (2) the shares of Common Stock as to which the determination pursuant to Section 1 or Section 8, as applicable, is being made, in accordance with the terms of the Registration Rights Agreement or (y) (1) any Initial Required Registration Amount of Registrable Securities and (2) any shares of Common Stock as to which the determination pursuant to Section 1 or Section 8, as applicable, is being made, not to be eligible for sale without restriction pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act and any applicable state securities laws; (viii) during the Equity Conditions Measuring Period, the Company otherwise shall have been in compliance with and shall not have breached any provision, covenant, representation or warranty of any Transaction Document; (ix) on each Trading Day during the Equity Conditions Measuring Period, the Weighted Average Price shall not have been below $0.80 (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date); (x) the daily dollar trading volume of the Common Stock as reported by Bloomberg L.P. for each Trading Day during the Equity Conditions Measuring Period shall be at least $750,000; (xi) the shares of Common Stock issuable pursuant to Section 1 or Section 8, as applicable, shall be duly authorized; and (xii) no Holder shall be in possession of any material non-public information received from the Company, any Subsidiary or its respective agents or affiliates.

          (s)   "Equity Conditions Failure" means that on any day during the period commencing ten (10) Trading Days prior to the applicable date of determination through the applicable date of determination, the Equity Conditions have not been satisfied (or waived in writing by the Holder).

          (t)    "Equity Interests" means (a) all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial, partnership or membership interests, joint venture interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting and (b) all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase, subscribe for or otherwise acquire any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

          (u)   "Fundamental Transaction" means that (A) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) another Person or Persons, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company or any of its Subsidiaries to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), (v) reorganize, recapitalize or reclassify the Voting Stock of the Company or (B) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either (x) 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock or (y) 50% or more of the shares of Voting Stock of the Company not held by such Person or Persons as of the date hereof.

          (v)   "GAAP" means United States generally accepted accounting principles, consistently applied.

          (w)  "Holder Pro Rata Amount" means a fraction (i) the numerator of which is the Principal amount of this Note on the Closing Date and (ii) the denominator of which is the aggregate principal amount of all Notes issued to the initial purchasers pursuant to the Securities Purchase Agreement on the Closing Date.

          (x)   "Holiday" means a day other than a Business Day or on which trading does not take place on the Principal Market.

          (y)   "Indebtedness" of any Person means, without duplication (i) all indebtedness for borrowed money, (ii) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including (without limitation) "capital leases" in accordance with GAAP (other than trade payables entered into in the ordinary course of business), (iii) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (iv) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (v) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (vi) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (vii) all indebtedness referred to in clauses (i) through (vi) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (viii) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii) above.

          (z)   "Installment Amount" means with respect to each Installment Date, an amount equal to the sum of (i) the lesser of (A) (1) solely with respect to the Installment Dates occurring on June 15, 2012, July 1, 2012 and July 15, 2012, the product of (x) $2,873,563.22, multiplied by (y) the Holder Pro Rata Amount and (2) with respect to every other Installment Date, the product of (x) $1,724,137.93, multiplied by (y) the Holder Pro Rata Amount; provided, however, that from and after July 16, 2012 if the arithmetic average of the Weighted Average Prices for the Trading Days during the four (4) consecutive Trading Day period ending two (2) Trading Days immediately preceding the applicable Installment Date (the "Installment Increase Measuring Period") exceeds

  $0.71 (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date and during such period), the Holder shall be entitled to deliver one or more written notices (each, an "Installment Amount Notice") to the Company at any time after the completion of the Installment Increase Measuring Period but no later than the end of the Trading Day immediately preceding the applicable Installment Date specifying its election to increase the amount set forth in this clause (A) solely with respect to the Installment Amount on such Installment Date by up to an aggregate for all such notices of one hundred percent (100%) and (B) the Principal amount outstanding on such Installment Date and (ii) accrued and unpaid Interest with respect to such Principal, as any such Installment Amount for each Holder may be reduced pursuant to the terms hereof, whether upon conversion, redemption or otherwise. In the event the Holder shall sell or otherwise transfer any portion of this Note, the transferee shall be allocated a pro rata portion of each unpaid Installment Amount hereunder. In the event the Holder elects to increase the Installment Amount with respect to an Installment Date as set forth in clause (i)(A) hereof, the Principal amount redeemed shall be deducted from the final Installment Amounts to be paid hereunder on the final Installment Date, unless the Holder otherwise indicates and allocates among any Installment Dates hereunder in the applicable Installment Amount Notice.

          (aa) "Installment Date" means June 15, 2012, July 1, 2012 and every fifteenth (15th) and first (1st) day of each calendar month thereafter or, if any such date falls on a Holiday, the next day that is not a Holiday.

          (bb) "Interest Notice Due Date" means the tenth (10th) Trading Day prior to the applicable Interest Date.

          (cc)  "Interest Rate" means 6.00% per annum, subject to adjustment as set forth in Section 2.

          (dd) "Make-Whole Amount" means, as to any Change of Control Redemption Price on any Change of Control Redemption Date, the amount equal to any Interest that, but for the Holder's exercise of its redemption right pursuant to Sections 5(b) and 12, would have accrued with respect to the Conversion Amount being redeemed under this Note at the Interest Rate (assuming the Interest Rate then in effect as of the applicable Change of Control Redemption Date is the Interest Rate through the Maturity Date) for the period from the applicable Change of Control Redemption Date through the Maturity Date.

          (ee) "Market Price" means 82% of the lower of (i) the arithmetic average of the Weighted Average Prices of the Common Stock for each of the five (5) consecutive Trading Days immediately preceding the applicable date of determination and (ii) the Weighted Average Price on the Trading Day immediately preceding the applicable date of determination. All such determinations to be appropriately adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction during such period.

          (ff)  "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

          (gg) "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

          (hh) "Permitted Indebtedness" means (i) Indebtedness evidenced by this Note and the Other Notes, (ii) unsecured Indebtedness incurred by the Company that is made expressly subordinate in right of payment to the Indebtedness evidenced by this Note, as reflected in a written agreement acceptable to the Required Holders and approved by the Required Holders in writing, and which

  Indebtedness does not provide at any time for (A) the payment, prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Maturity Date or later and (B) total interest and fees at a rate in excess of 6.00% per annum, (iii) Indebtedness secured by Permitted Liens described in clauses (iv) and (v) of the definition of Permitted Liens and (iv) Permitted Senior Indebtedness.

           (ii)  "Permitted Liens" means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen's liens, mechanics' liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) Liens (A) upon or in any equipment acquired or held by the Company or any of its Subsidiaries to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition or lease of such equipment, or (B) existing on such equipment at the time of its acquisition, provided that the Lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment, (v) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (iv) above, provided that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase, (vi) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company's business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole, (vii) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods, (viii) Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default under Section 4(a)(ix) and (ix) Liens in effect on the Subscription Date securing the Permitted Senior Indebtedness as set forth on Schedule 3(s) of the Securities Purchase Agreement.

          (jj)   "Permitted Senior Indebtedness" means Indebtedness incurred with respect to the Company's existing credit facility pursuant to the Credit Agreement or any replacement thereof upon terms and conditions that are customary for lines of credit; provided, however, that no such replacement credit facility shall provide for the issuance of equity linked securities or for the issuance of securities convertible into or exercisable or exchangeable for Common Stock; provided, further, that the aggregate outstanding amount of such Indebtedness outstanding at any time as permitted pursuant hereto does not at any time exceed $75,000,000.

          (kk) "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

          (ll)   "Principal Market" means The NASDAQ Global Select Market.

          (mm)  "Redemption Notices" means, collectively, the Event of Default Redemption Notices, the Change of Control Redemption Notices, the Company Installment Notices and the Holder Optional Redemption Notices, each of the foregoing, individually, a Redemption Notice.

          (nn) "Redemption Premium" means (i) in the case of the Events of Default described in Section 4(a) (other than Sections 4(a)(vii) and 4(a)(viii)), 125% or (ii) in the case of the Events of Default described in Sections 4(a)(vii) and 4(a)(viii), 100%.

          (oo) "Redemption Prices" means, collectively, the Event of Default Redemption Price, the Change of Control Redemption Price, the Company Installment Redemption Price and the Holder Optional Redemption Price, each of the foregoing, individually, a Redemption Price.

          (pp) "Registration Rights Agreement" means that certain registration rights agreement dated as of the Closing Date by and among the Company and the initial holders of the Notes relating to, among other things, the registration of the resale of the Common Stock issuable upon conversion of the Notes and exercise of the Warrants.

          (qq) "Required Holders" means the holders of Notes representing at least a majority of the aggregate principal amount of the Notes then outstanding.

          (rr)  "SEC" means the United States Securities and Exchange Commission or the successor thereto.

          (ss)  "Securities Purchase Agreement" means that certain amended and restated securities purchase agreement dated as of May 23, 2012 by and among the Company and the initial holders of the Notes pursuant to which the Company issued the Notes and Warrants, as may be amended from time to time.

          (tt)  "Subscription Date" means May 11, 2012.

          (uu) "Successor Entity" means the Person, which may be the Company, formed by, resulting from or surviving any Fundamental Transaction or the Person with which such Fundamental Transaction shall have been made, provided that if such Person is not a publicly traded entity whose common stock or equivalent equity security is quoted or listed for trading on an Eligible Market, Successor Entity shall mean such Person's Parent Entity.

         (vv)  "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York Time).

          (ww)  "Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          (xx)  "Warrants" has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all warrants issued in exchange therefor or replacement thereof.

          (yy) "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York Time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 23. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction during the applicable calculation period.

        (31)    DISCLOSURE.    Upon receipt or delivery by the Company of any notice in accordance with the terms of this Note, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries, the Company shall within one (1) Business Day after any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, nonpublic information relating to the Company or its Subsidiaries, the Company so shall indicate to such Holder contemporaneously with delivery of such notice, and in the absence of any such indication, the Holder shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to the Company or its Subsidiaries.

        [Signature Page Follows]

        IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

A123 SYSTEMS, INC.
By:	Name: Title:

 EXHIBIT I

A123 SYSTEMS, INC.
CONVERSION NOTICE

        Reference is made to the Senior Convertible Note (the "Note") issued to the undersigned by A123 Systems, Inc., a Delaware corporation (the "Company"). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of Common Stock par value $0.001 per share (the "Common Stock") of the Company, as of the date specified below.

        Date of Conversion:

        Aggregate Conversion Amount to be converted:

Please confirm the following information:

        Conversion Price:

        Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

        Issue to:

         Facsimile Number:

        Authorization:

                By:

                        Title:

Dated:

  Account Number:
  (if electronic book entry transfer)

  Transaction Code Number:
  (if electronic book entry transfer)

Installment Amounts to be reduced and amount of reduction

Floating Rate Conversion Price in accordance with Section 7(d)

 ACKNOWLEDGMENT

        The Company hereby acknowledges this Conversion Notice and hereby directs American Stock Transfer & Trust to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated May     , 2012 from the Company and acknowledged and agreed to by American Stock Transfer & Trust.

A123 SYSTEMS, INC.
By:	Name: Title:

ANNEX C

[FORM OF WARRANT]

        NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A123 SYSTEMS, INC.
WARRANT TO PURCHASE COMMON STOCK

Warrant No.:
Number of Shares of Common Stock:
Date of Issuance: May 24, 2012 ("Issuance Date")

        A123 Systems, Inc. a Delaware corporation (the "Company"), hereby certifies that, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged,                                     , the registered holder hereof or its permitted assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company, at the Exercise Price (as defined below) then in effect, upon exercise of this Warrant to Purchase Common Stock (including any Warrants to Purchase Common Stock issued in exchange, transfer or replacement hereof, the "Warrant"), at any time or times on or after the date that is six (6) months after the Issuance Date (the "Exercisability Date"), but not after 11:59 p.m., New York time, on the Expiration Date (as defined below), a number of shares of Common Stock equal to the Warrant Share Number, subject to adjustment as provided herein (the "Warrant Shares"). Except as otherwise defined herein, capitalized terms in this Warrant shall have the meanings set forth in Section 16. This Warrant is one of the Warrants to purchase Common Stock (the "Warrants") issued pursuant to Section 1 of that certain Amended and Restated Securities Purchase Agreement, dated as of May 23, 2012, by and between the Company and the Holder (the "Securities Purchase Agreement").

        1.     EXERCISE OF WARRANT.

          (a)    Mechanics of Exercise.    Subject to the terms and conditions hereof (including, without limitation, the limitations set forth in Section 1(g)), this Warrant may be exercised by the Holder on any day on or after the Exercisability Date, in whole or in part, by delivery of a written notice, in the form attached hereto as Exhibit A (the "Exercise Notice"), of the Holder's election to exercise this Warrant. Within two (2) days following the Exercise Notice, the Holder shall make payment to the Company of an amount equal to the applicable Exercise Price (as defined in Section 1(b)) multiplied by the number of Warrant Shares as to which this Warrant is being exercised (the "Aggregate Exercise Price") in cash or by wire transfer of immediately available funds, or provided the conditions for cashless exercise set forth in Section 1(d) are satisfied, by notifying the Company that this Warrant is being exercised pursuant to a Cashless Exercise (as defined in Section 1(d)). The Holder shall not be required to deliver the original Warrant in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice with respect to less than all of the Warrant Shares shall have the same effect as cancellation of the original Warrant and issuance of a new Warrant evidencing the right to purchase the remaining number of Warrant

  Shares. Execution and delivery of an Exercise Notice for all of the then-remaining Warrant Shares shall have the same effect as cancellation of the original of this Warrant after delivery of the Warrant Shares and the satisfaction of all other than existing obligations in accordance with the terms hereof. On or before the first (1st) Trading Day following the date on which the Company has received the Exercise Notice, the Company shall transmit by facsimile an acknowledgment of confirmation of receipt of the Exercise Notice to the Holder and the Company's transfer agent (the "Transfer Agent"). On or before the third (3rd) Trading Day following the date on which the Company has received the Exercise Notice (the "Share Delivery Date"), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder's or its designee's balance account with DTC through its Deposit Withdrawal At Custodian system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Exercise Notice, a certificate, registered in the Company's share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise. The Company shall be responsible for all fees and expenses of the Transfer Agent and all fees and expenses with respect to the issuance of Warrant Shares via DTC, if any. Upon delivery of the Exercise Notice, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date such Warrant Shares are credited to the Holder's DTC account or the date of delivery of the certificates evidencing such Warrant Shares, as the case may be. If this Warrant is submitted in connection with any exercise pursuant to this Section 1(a) and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the number of Warrant Shares being acquired upon an exercise, then the Company shall as soon as practicable and in no event later than three (3) Trading Days after any exercise and at its own expense, issue a new Warrant (in accordance with Section 7(d)) representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but rather the number of shares of Common Stock to be issued shall be rounded to the nearest whole number. The Company shall pay any and all taxes which may be payable with respect to the issuance and delivery of Warrant Shares upon exercise of this Warrant. Notwithstanding the foregoing, except in the case where an exercise of this Warrant is validly made pursuant to a Cashless Exercise (as defined in Section 1(d)), the Company's failure to deliver Warrant Shares to the Holder on or prior to the second (2nd) Trading Day after the Company's receipt of the Aggregate Exercise Price shall not be deemed to be a breach of this Warrant so long as the Company delivers such Warrant Shares by the Share Delivery Date.

          (b)    Exercise Price.    For purposes of this Warrant, "Exercise Price" means $1.29, subject to (i) Section 2(e) below and (ii) adjustment as provided herein.

          (c)    Company's Failure to Timely Deliver Securities.    If the Company shall fail for any reason or for no reason to issue to the Holder within three (3) Trading Days of receipt of the Exercise Notice in compliance with the terms of this Section 1, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company's share register or to credit the Holder's balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder's exercise of this Warrant, and if on or after such Trading Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a "Buy-In"), then the Company shall, within three (3) Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions and other out of pocket expenses, if any) for the shares of Common Stock so purchased (the "Buy-In Price"), at which point the Company's obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock (or to electronically deliver such shares of Common Stock) and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the Closing Sale Price on the date of exercise. Nothing shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing shares of Common Stock (or to electronically deliver such shares of Common Stock) upon the exercise of this Warrant as required pursuant to the terms hereof.

          (d)    Cashless Exercise.    Notwithstanding anything contained herein to the contrary (other than Section 1(g) below), if a registration statement covering the resale of the Warrant Shares that are the subject of the Exercise Notice (the "Unavailable Warrant Shares") is not available for the resale of such Unavailable Warrant Shares, then in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise, the Holder can elect instead to receive upon such exercise the "Net Number" of shares of Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A × B) – (A × C)
D
For purposes of the foregoing formula:

        =the total number of shares with respect to which this Warrant is then being exercised.

        =the arithmetic average of the Closing Sale Prices of the shares of Common Stock for the five (5) consecutive Trading Days ending on the date immediately preceding the date of the Exercise Notice.

        =the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

        =the Closing Sale Price on the date of the Exercise Notice.

          (e)    Rule 144.    For purposes of Rule 144(d) promulgated under the Securities Act, as in effect on the date hereof, it is intended that the Warrant Shares issued in a Cashless Exercise shall be deemed to have been acquired by the Holder, and the holding period for the Warrant Shares shall be deemed to have commenced, on the date this Warrant was originally issued pursuant to the Securities Purchase Agreement.

          (f)    Disputes.    In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 13.

          (g)    Beneficial Ownership Limitation.    The Company shall not effect the exercise of this Warrant, and the Holder shall not have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such Person (together with such Person's affiliates) would beneficially own in excess of 4.99% (the "Maximum Percentage") of the shares of Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such Person and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such Person and its affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such Person and its affiliates (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this paragraph, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder, the Company shall within one (1) Business Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Warrants, by the Holder and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, the Holder may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the sixty-first (61st) day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder and not to any other holder of the Warrants. The provisions of this paragraph shall be construed and implemented in a manner other than in strict conformity with the terms of this Section 1(g) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

          (h)    Insufficient Authorized Shares.    If, from and after the earlier to occur of (x) the Authorized Share Stockholder Approval Date (as defined in the Securities Purchase Agreement) and (y) the Exercisability Date, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon exercise of the Warrants and pursuant to the terms of the Notes (without regard to any limitations on exercise or conversion) at least the greater of (x) 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) less the number of shares of Common Stock previously issued pursuant to the terms of the Notes and the Warrants and (y) 125% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all the Notes then outstanding and the exercise of all the Warrants then outstanding (the "Required Reserve Amount") (an "Authorized Share Failure"), then the Company shall immediately deliver a notice to the Holder specifying the number of shares unavailable to satisfy its obligations under this Warrant and shall take all action necessary to increase the Company's authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Warrants then outstanding. For the avoidance of doubt, this Warrant shall not be exercisable prior to the Exercisability Date. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure (the "Authorized Share Failure Deadline"), and assuming such Authorized Share Failure still exists, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that upon any exercise of this Warrant at any time from and after the Authorized Share Failure Deadline, the Company does not have sufficient authorized shares to deliver in satisfaction of such exercise, then unless the Holder elects to void such exercise, the Company shall pay to the Holder within three (3) Trading Days of the applicable exercise, cash in an amount equal to the product of (i) the number of Warrant Shares that the Company is unable to deliver pursuant hereto and (ii) the Black Scholes Value; provided, that (x) references to "the day immediately following the public announcement of the applicable Fundamental Transaction" in the definition of "Black Scholes Value" shall instead refer to "the date the Holder exercises this Warrant and the Company cannot deliver the required number of Warrant Shares because of an Authorized Share Failure" and (y) clause (iii) of the definition of "Black Scholes Value" shall instead refer to "the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the date of the applicable date of exercise and the date that the Company makes the applicable cash payment."
  2.    ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES.    The Exercise Price and the number of Warrant Shares shall be adjusted from time to time as follows:

          (a)    Stock Dividends and Splits.    Without limiting any provision of Section 2(b) or Section 4, if the Company, at any time on or after the Subscription Date, (i) pays a stock dividend on one or more classes of its then outstanding shares of Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its then outstanding shares of Common Stock into a larger number of shares or (iii) combines (by combination, reverse stock split or otherwise) one or more classes of its then outstanding shares of Common Stock into a smaller number of shares (a "Stock Combination Event"), then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clause (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this paragraph occurs during the period that an Exercise Price is calculated hereunder, then the calculation of such Exercise Price shall be adjusted appropriately to reflect such event. Simultaneously with any adjustment to the Exercise Price pursuant to this paragraph, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

          (b)    Adjustment Upon Issuance of Shares of Common Stock.    If and whenever on or after the Subscription Date, the Company issues or sells, or in accordance with this Section 2 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the "New Issuance Price") less than a price equal to the Exercise Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Exercise Price then in effect is referred to as the "Applicable Price") (the foregoing a "Dilutive Issuance"), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the New Issuance Price. For purposes of determining the adjusted Exercise Price under this Section 2(b), the following shall be applicable:

            (i)    Issuance of Options.    If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 2(b)(i), the "lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

            (ii)    Issuance of Convertible Securities.    If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 2(b)(ii), the "lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof" shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 2(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issue or sale.

            (iii)    Change in Option Price or Rate of Conversion.    If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 2(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 2(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

            (iv)    Calculation of Consideration Received.    In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such options by the parties thereto, (x) the Options will be deemed to have been issued for the Option Value of such Options and (y) the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Option Value. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration other than cash received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the Closing Sale Price of such security on the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the "Valuation Event"), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following the Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

            (v)    Record Date.    If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

          (c)    Other Events.    In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company's board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 2(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 2, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company's board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

          (d)    Calculations.    All calculations under this Section 2 shall be made by rounding to the nearest cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

          (e)    Exercise Floor Price.    Unless and until the Stockholder Approval (as defined in the Securities Purchase Agreement) is obtained, no adjustment pursuant to Section 2 shall cause the Exercise Price to be less than $1.11, as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction (the "Exercise Floor Price"). For the avoidance of doubt, if a Dilutive Issuance would cause the Exercise Price to be lower than the Exercise Floor Price but for the immediately preceding sentence (an "Exercise Floor Price Event"), then the Exercise Price shall be equal to the Exercise Floor Price. Upon the receipt of the Stockholder Approval, any adjustment to the Exercise Price that would have been made pursuant to this Section 2 but for this Section 2(e) shall be made on the date of such receipt.

        3.    RIGHTS UPON DISTRIBUTION OF ASSETS.    In addition to any adjustments pursuant to Section 2 above, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or securities (other than stock or securities for which the Holder has elected to receive, in lieu of the distribution contemplated by this Section 3, an adjustment pursuant to Section 2(a)), property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a "Distribution"), at any time after the Issuance Date, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distributions would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such Distribution to such extent) and such Distribution to such extent shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage, at which time the Holder shall be granted such right to the same extent as if there had been no such limitation).

        4.     PURCHASE RIGHTS; FUNDAMENTAL TRANSACTIONS.

          (a)    Purchase Rights.    In addition to any adjustments pursuant to Section 2 above, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the "Purchase Rights"), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Maximum Percentage) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder's right to participate in any such Purchase Right would result in the Holder exceeding the Maximum Percentage, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Maximum Percentage, at which time the Holder shall be granted such right to the same extent as if there had been no such limitation).

          (b)    Fundamental Transactions.    The Company shall not enter into or be party to a Fundamental Transaction unless the Successor Entity assumes in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 4(b), including agreements to deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant, including, without limitation, an adjusted exercise price equal to the value for the shares of Common Stock reflected by the terms of such Fundamental Transaction, and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such adjustments to the number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction). Upon the consummation of each Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of the applicable Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents (as defined in the Securities Purchase Agreement) referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein. Upon consummation of each Fundamental Transaction, the Successor Entity shall deliver to the Holder confirmation that there shall be issued upon exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to the applicable Fundamental Transaction, such shares of publicly traded common stock (or its equivalent) of the Successor Entity (including its Parent Entity) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), as adjusted in accordance with the provisions of this Warrant. Notwithstanding the foregoing, and without limiting Section 1(g) hereof, the Holder may elect, at its sole option, by delivery of written notice to the Company to waive this Section 4(b) to permit the Fundamental Transaction without the assumption of this Warrant. In addition to and not in substitution for any other rights hereunder, prior to the consummation of each Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a "Corporate Event"), the Company shall make appropriate provision to insure that the Holder will thereafter have the right to receive upon an exercise of this Warrant at any time after the consummation of the applicable Fundamental Transaction but prior to the Expiration Date, in lieu of the shares of the Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 3 and 4(a) above, which shall continue to be receivable thereafter)) issuable upon the exercise of the Warrant prior to such Fundamental Transaction (without regard to any limitations on the exercise of this Warrant), such shares of stock, securities, cash, assets or any other property whatsoever (including warrants or other purchase or subscription rights) which the Holder would have been entitled to receive upon the happening of the applicable Fundamental Transaction had this Warrant been exercised immediately prior to the applicable Fundamental Transaction (without regard to any limitations on the exercise of this Warrant). Notwithstanding the foregoing, in the event of a Fundamental Transaction, at the request of the Holder delivered before the 90th day after such Fundamental Transaction, the Company (or the Successor Entity) shall purchase this Warrant from the Holder by paying to the Holder, within five Business Days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value of the remaining unexercised portion of this Warrant on the date of such Fundamental Transaction.

          (c)    Application.    The provisions of this Section 4 shall apply similarly and equally to successive Fundamental Transactions and Corporate Events and shall be applied as if this Warrant (and any such subsequent warrants) were fully exercisable and without regard to any limitations on the exercise of this Warrant (provided that the Holder shall continue to be entitled to the benefit of the Maximum Percentage, applied however with respect to shares of capital stock registered under the 1934 Act and thereafter receivable upon exercise of this Warrant (or any such other warrant)).

        5.    NONCIRCUMVENTION.    The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation, Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, and will at all times in good faith carry out all the provisions of this Warrant and take all action as may be required to protect the rights of the Holder. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant, and (iii) shall, so long as this Warrant is outstanding, from and after the earlier to occur of (x) the Exercisability Date and (y) the Authorized Share Stockholder Approval Date, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the exercise of the Warrants and the conversion of the Notes (without regard to any limitations on exercise or conversion), the Required Reserve Amount.

        6.    WARRANT HOLDER NOT DEEMED A STOCKHOLDER.    Except as otherwise specifically provided herein, the Holder, solely in such Person's capacity as a holder of this Warrant, shall not be entitled to vote or receive dividends or be deemed the holder of share capital of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, solely in such Person's capacity as the Holder of this Warrant, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise, prior to the issuance to the Holder of the Warrant Shares which such Person is then entitled to receive upon the due exercise of this Warrant. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company.

        7.     REISSUANCE OF WARRANTS.

          (a)    Transfer of Warrant.    If this Warrant is to be transferred, the Holder shall surrender this Warrant to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Warrant (in accordance with Section 7(d)), registered as the Holder may request, representing the right to purchase the number of Warrant Shares being transferred by the Holder and, if less than the total number of Warrant Shares then underlying this Warrant is being transferred, a new Warrant (in accordance with Section 7(d)) to the Holder representing the right to purchase the number of Warrant Shares not being transferred.

          (b)    Lost, Stolen or Mutilated Warrant.    Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Warrant, the Company shall execute and deliver to the Holder a new Warrant (in accordance with Section 7(d)) representing the right to purchase the Warrant Shares then underlying this Warrant.

          (c)    Exchangeable for Multiple Warrants.    This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Warrant or Warrants (in accordance with Section 7(d)) representing in the aggregate the right to purchase the number of Warrant Shares then underlying this Warrant, and each such new Warrant will represent the right to purchase such portion of such Warrant Shares as is designated by the Holder at the time of such surrender; provided, however, that no Warrants for fractional shares of Common Stock shall be given.

          (d)    Issuance of New Warrants.    Whenever the Company is required to issue a new Warrant pursuant to the terms of this Warrant, such new Warrant (i) shall be of like tenor with this Warrant, (ii) shall represent, as indicated on the face of such new Warrant, the right to purchase the Warrant Shares then underlying this Warrant (or in the case of a new Warrant being issued pursuant to Section 7(a) or Section 7(c), the Warrant Shares designated by the Holder which, when added to the number of shares of Common Stock underlying the other new Warrants issued in connection with such issuance, does not exceed the number of Warrant Shares then underlying this Warrant), (iii) shall have an issuance date, as indicated on the face of such new Warrant which is the same as the Issuance Date, and (iv) shall have the same rights and conditions as this Warrant.

        8.    NOTICES.    Whenever notice is required to be given under this Warrant, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Warrant, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) immediately upon each adjustment of the Exercise Price and the number of Warrant Shares, setting forth in reasonable detail, and certifying, the calculation of such adjustment(s) and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the shares of Common Stock, (B) with respect to any grants, issuances or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to holders of shares of Common Stock or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder and (iii) at least ten (10) Trading Days prior to the consummation of any Fundamental Transaction. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of its Subsidiaries, the Company shall simultaneously file such notice with the SEC (as defined in the Securities Purchase Agreement) pursuant to a Current Report on Form 8-K. It is expressly understood and agreed that the time of execution specified by the Holder in each Exercise Notice shall be definitive and may not be disputed or challenged by the Company.

        9.    AMENDMENT AND WAIVER.    Except as otherwise provided herein, the provisions of this Warrant may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

        10.    SEVERABILITY.    If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

        11.    GOVERNING LAW.    This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address it set forth on the signature page hereto and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company's obligations to the Holder or to enforce a judgment or other court ruling in favor of the Holder. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

        12.    CONSTRUCTION; HEADINGS.    This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date (as defined in the Securities Purchase Agreement) in such other Transaction Documents unless otherwise consented to in writing by the Holder.

        13.    DISPUTE RESOLUTION.    In the case of a dispute as to the determination of the Exercise Price, the Closing Sale Price, the Closing Bid Price or fair market value or the arithmetic calculation of the Warrant Shares (as the case may be), the Company or the Holder (as the case may be) shall submit the disputed determinations or arithmetic calculations (as the case may be) via facsimile (i) within two (2) Business Days after receipt of the applicable notice giving rise to such dispute to the Company or the Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after the Holder learned of the circumstances giving rise to such dispute (including, without limitation, as to whether any issuance or sale or deemed issuance or sale was an issuance or sale or deemed issuance or sale of Excluded Securities). If the Holder and the Company are unable to agree upon such determination or calculation (as the case may be) of the Exercise Price, the Closing Sale Price, the Closing Bid Price or fair market value or the number of Warrant Shares (as the case may be) within three (3) Business Days of such disputed determination or arithmetic calculation being submitted to the Company or the Holder (as the case may be), then the Company shall, within two (2) Business Days submit via facsimile (a) the disputed determination of the Exercise Price, the Closing Sale Price, the Closing Bid Price or fair market value (as the case may be) to an independent, reputable investment bank jointly selected by the Company and the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company's independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant (as the case may be) to perform the determinations or calculations (as the case may be) and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives such disputed determinations or calculations (as the case may be). Such investment bank's or accountant's determination or calculation (as the case may be) shall be binding upon all parties absent demonstrable error.

        14.    REMEDIES, CHARACTERIZATION, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF.    The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder to pursue actual damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company's compliance with the terms and conditions of this Warrant (including, without limitation, compliance with Section 2 hereof). The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf.

        15.    TRANSFER.    This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company.

        16.    CERTAIN DEFINITIONS.    For purposes of this Warrant, the following terms shall have the following meanings:

          (a)   "Approved Stock Plan" means any employee benefit plan or employment agreement which has been approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, pursuant to which the Company's securities may be issued to any employee, officer or director for services provided to the Company.

          (b)   "Black Scholes Value" means the value of the unexercised portion of this Warrant remaining on the date of the Holder's request, which value is calculated using the Black Scholes Option Pricing Model obtained from the "OV" function on Bloomberg utilizing (i) an underlying price per share equal to, in the event of an Authorized Share Failure, the VWAP on the exercise date, or, in the event of a Fundamental Transaction, the VWAP on the Trading Day immediately preceding the consummation of the applicable Fundamental Transaction, (ii) a strike price equal to the Exercise Price in effect on the date of the Holder's request, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder's request and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder's request pursuant to Section 4(b) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) an expected volatility equal to 80% and (v) a 0% cost of borrow.

          (c)   "Bloomberg" means Bloomberg, L.P.

          (d)   "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (e)   "Closing Bid Price" and "Closing Sale Price" means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price, as the case may be, then the last bid price or the last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price, as the case may be, of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13. All such determinations to be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

          (f)    "Common Stock" means (i) the Company's shares of common stock, par value $0.001 per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

          (g)   "Convertible Securities" means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

          (h)   "Eligible Market" means The New York Stock Exchange, the NYSE Amex, the Nasdaq Global Market, the Nasdaq Capital Market or the Principal Market.

          (i)    "Excluded Securities" means any shares of Common Stock issued or issuable: (i) in connection with any Approved Stock Plan; (ii) upon exercise of the Warrants and pursuant to the terms of the Notes; (iii) upon conversion or exercise of any Options or Convertible Securities which are outstanding on the day immediately preceding the Subscription Date, provided that the terms of such Options or Convertible Securities are not amended, modified or changed on or after the Subscription Date; and (iv) pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities for the purpose of raising capital or to an entity whose primary business is investing in securities.

          (j)    "Expiration Date" means the date that is the five (5) year anniversary of the Exercisability Date, if such date falls on a day other than a Business Day or on which trading does not take place on the Principal Market (a "Holiday"), the next date that is not a Holiday.

          (k)   "Fundamental Transaction" means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or

  (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the "beneficial owner" (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of either (x) 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock or (y) 50% or more of the shares of Voting Stock of the Company not held by such Person or Persons as of the date hereof.

          (l)    "Notes" has the meaning ascribed to such term in the Securities Purchase Agreement, and shall include all notes issued in exchange therefor or replacement thereof.

          (m)  "Options" means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

          (n)   "Option Value" means the value of an Option based on the Black and Scholes Option Pricing model obtained from the "OV" function on Bloomberg determined as of the day prior to the public announcement of the applicable Option for pricing purposes and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of the applicable Option as of the applicable date of determination, (ii) an expected volatility equal to 80%, (iii) the underlying price per share used in such calculation shall be the highest Weighted Average Price during the period beginning on the Trading Day prior to the execution of definitive documentation relating to the issuance of the applicable Option and ending on (A) the Trading Day immediately following the public announcement of such issuance if the issuance of such Option is publicly announced or (B) the Trading Day immediately following the issuance of the applicable Option if the issuance of such Option is not publicly announced and (iv) a 0% cost of borrow.

          (o)   "Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

          (p)   "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

          (q)   "Principal Market" means the Nasdaq Global Select Market.

          (r)   "Subscription Date" means May 11, 2012.

          (s)   "Successor Entity" means the Person (or, if so elected by the Holder, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Holder, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

          (t)    "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

          (u)   "Voting Stock" of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers or trustees of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

          (v)   "Warrant Share Number" means (i)                        (                      )(1) fully paid nonassessable shares of Common Stock or (ii) in the event that (v) the Company has obtained both the Stockholder Approval and the Authorized Share Stockholder Approval (each as defined in the Securities Purchase Agreement) on or prior to June 30, 2012, (x) the Initial Registration Statement (as defined in the Registration Rights Agreement) has not been declared effective on or prior to August 15, 2012 registering at least the Initial Required Registration Amount of the Initial Registrable Securities (each as defined in the Registration Rights Agreement), but in no event registering on such Initial Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date, (y) the Subsequent Registration Statement (as defined in the Registration Rights Agreement) has not been declared effective on or prior to August 20, 2012 registering at least the Subsequent Required Registration Amount of the Subsequent Registrable Securities (each as defined in the Registration Rights Agreement), but in no event registering on such Subsequent Registration Statement less than one-third (1/3) of the Company's Common Stock held by non-affiliates immediately prior to the Subscription Date and (z) the Holder elects to exercise its right to a Holder Optional Redemption (as defined in Section 9 of the Notes) for Holder's Pro Rata Amount (as defined in the Notes) of $30,000,000.00, then the Warrant Share Number shall equal 40% of the number set forth in clause (i) of this definition.

          (w)  "Weighted Average Price" means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time (or such other time as the Principal Market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading), as reported by Bloomberg through its "Volume at Price" functions or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York time (or such other time as the Principal Market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the OTC Link or "pink sheets" by OTC Markets Group Inc. (formerly Pink OTC Markets Inc.). If the Weighted Average Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Weighted Average Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved pursuant to Section 13 with the term "Weighted Average Price" being substituted for the term "Exercise Price." All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, reclassification or other similar transaction during the applicable calculation period.

(1)
Insert a number of shares equal to 30% of the number of shares of Common Stock underlying the Convertible Notes purchased under the Securities Purchase Agreement assuming conversion at the initial Conversion Price.

[signature page follows]

        IN WITNESS WHEREOF, the Company has caused this Warrant to Purchase Common Stock to be duly executed as of the Issuance Date set out above.

A123 SYSTEMS INC.
By:	Name: Title:

 EXHIBIT A

EXERCISE NOTICE
TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS
WARRANT TO PURCHASE COMMON STOCK
A123 SYSTEMS, INC.

        The undersigned holder hereby exercises the right to purchase                              of the shares of Common Stock ("Warrant Shares") of A123 Systems, Inc., a Delaware corporation (the "Company"), evidenced by the attached Warrant to Purchase Common Stock (the "Warrant"). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

        1.     Form of Exercise Price. The Holder intends that payment of the Exercise Price shall be made as:

          a "Cash Exercise" with respect to                              Warrant Shares; and/or

          a "Cashless Exercise" with respect to                              Warrant Shares.

        2.     Payment of Exercise Price. In the event that the holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the holder shall pay the Aggregate Exercise Price in the sum of $            to the Company in accordance with the terms of the Warrant.

        3.     Delivery of Warrant Shares. The Company shall deliver to the holder                        Warrant Shares in accordance with the terms of the Warrant.

        4.     Compliance with Maximum Percentage. By delivering this Exercise Notice, the Holder hereby represents that, after giving effect to the exercise provided for in this Exercise Notice, the Holder will not have direct or indirect beneficial ownership of a number of shares of Common Stock which exceeds the Maximum Percentage (as defined in the Warrant) as of the date of this Exercise Notice.

Date:                              ,

Name of Registered Holder
By:
Name:
Title:

 ACKNOWLEDGMENT

        The Company hereby acknowledges this Exercise Notice and hereby directs American Stock Transfer & Trust to issue the above indicated number of shares of Common Stock in accordance with the Transfer Agent Instructions dated                              , 2012 from the Company and acknowledged and agreed to by American Stock Transfer & Trust.

A123 SYSTEMS, INC.
By:	Name: Title:

ANNEX D

[FORM OF REGISTRATION RIGHTS AGREEMENT]

        REGISTRATION RIGHTS AGREEMENT (this "Agreement"), dated as of May 24, 2012, by and among A123 Systems, Inc., Delaware corporation, with headquarters located at 200 West Street, Waltham, Massachusetts 02451 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (each, a "Buyer" and collectively, the "Buyers").

  WHEREAS:

        A.    In connection with the Amended and Restated Securities Purchase Agreement by and among the parties hereto, dated as of May 23, 2012 (the "Securities Purchase Agreement"), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to each Buyer (i) senior convertible notes of the Company (the "Notes"), which will, among other things, be convertible into the Company's common stock, par value $0.001 per share (the "Common Stock") and (ii) warrants (the "Warrants") which will be exercisable to purchase shares of Common Stock (as exercised, collectively, the "Warrant Shares") in accordance with the terms of the Warrants.

        B.    In accordance with the terms of the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each of the Buyers hereby agree as follows:

        1.     Definitions.

        Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

          (a)   "Additional Effective Date" means the date the Additional Registration Statement is declared effective by the SEC.

          (b)   "Additional Effectiveness Deadline" means the date which is forty-five (45) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline.

          (c)   "Additional Filing Date" means the date on which the Additional Registration Statement is filed with the SEC.

          (d)   "Additional Filing Deadline" means if Cutback Shares are required to be included in any Additional Registration Statement, the later of (i) the date sixty (60) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold and (ii) the date six (6) months from the Initial Effective Date or the most recent Additional Effective Date, as applicable.

          (e)   "Additional Registrable Securities" means, (i) any Cutback Shares not previously included on a Registration Statement and (ii) any capital stock of the Company issued or issuable with respect to the Notes, the Conversion Shares, the Warrants, the Warrant Shares, or the Cutback Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on issuance of Common Stock pursuant to the terms of the Notes or exercise of the Warrants, and excluding, in the cases of clauses (i) and (ii), any Conversion Shares, Warrant Shares or other capital stock of the Company that may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

          (f)    "Additional Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering any Additional Registrable Securities.

          (g)   "Additional Required Registration Amount" means any Cutback Shares not previously included on a Registration Statement, all subject to adjustment as provided in Section 2(g), without regard to any limitations on conversion and/or redemption of the Notes or exercise of the Warrants, provided, however, that the Additional Required Registration Amount shall not exceed the amount permitted by the staff of the SEC pursuant to Rule 415.

          (h)   "Business Day" means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

          (i)    "Closing Date" shall have the meaning set forth in the Securities Purchase Agreement.

          (j)    "Conversion Shares" means the shares of Common Stock issued and issuable pursuant to the terms of the Notes.

          (k)   "Cutback Shares" means any of the Initial Required Registration Amount (without regard to the proviso in the definition thereof), the Subsequent Required Registration Amount (without regard to the second proviso in the definition thereof) or the Additional Required Registration Amount (without regard to the second proviso in the definition thereof) not included in all Registration Statements previously declared effective hereunder as a result of a limitation on the maximum number of shares of Common Stock of the Company permitted to be registered by the staff of the SEC pursuant to Rule 415. For the purpose of determining the Cutback Shares, in order to determine any applicable Required Registration Amount, unless an Investor gives written notice to the Company to the contrary with respect to the allocation of its Cutback Shares, first the Warrant Shares shall be excluded on a pro rata basis among the Investors until all of the Warrant Shares have been excluded, and second the Conversion Shares shall be excluded on a pro rata basis until all of the Conversion Shares have been excluded.

          (l)    "Effective Date" means the Initial Effective Date, the Subsequent Effective Date and the Additional Effective Date, as applicable.

          (m)  "Effectiveness Deadline" means the Initial Effectiveness Deadline, the Subsequent Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

          (n)   "Eligible Market" means the Principal Market, The New York Stock Exchange, Inc., the NYSE Amex Equities, The NASDAQ Capital Market, The NASDAQ Global Market or The NASDAQ Capital Market.

          (p)   "Filing Deadline" means the Initial Filing Deadline, the Subsequent Filing Deadline and the Additional Filing Deadline, as applicable.

          (p)   "Initial Effective Date" means the date that the Initial Registration Statement has been declared effective by the SEC.

          (q)   "Initial Effectiveness Deadline" means (i) in the event that the Initial Registration Statement is not subject to a full review by the SEC, the date which is sixty (60) calendar days after the Closing Date, or (ii) in the event that the Initial Registration Statement is subject to a full review by the SEC, seventy-five (75) calendar days after the Closing Date.

          (r)   "Initial Filing Date" means the date on which the Initial Registration Statement is filed with the SEC.

          (s)   "Initial Filing Deadline" means the date which is twenty (20) calendar days after the Closing Date.

          (t)    "Initial Registrable Securities" means (i) the Conversion Shares issued or issuable pursuant to the terms of the Notes and (ii) any capital stock of the Company issued or issuable with respect to the Notes or the Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on issuance of Common Stock pursuant to the terms of the Notes, and excluding, in the cases of clauses (i) and (ii), any Conversion Shares or other capital stock of the Company that may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

          (u)   "Initial Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Initial Registrable Securities.

          (v)   "Initial Required Registration Amount" means 49,602,469 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) issued and issuable pursuant to the terms of the Notes, as of the Trading Day immediately preceding the date of determination and all subject to adjustment as provided in Section 2(g), without regard to any limitations on conversion and/or redemption of the Notes and assuming that the Notes are convertible at the initial Conversion Price (as defined in the Notes), provided, however, that the Initial Required Registration Amount will not include any Conversion Shares that are no longer Registrable Securities, provided, further, that the Initial Required Registration Amount shall not exceed the amount permitted by the staff of the SEC pursuant to Rule 415.

          (w)  "Investor" means a Buyer or any transferee or assignee thereof to whom a Buyer assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

          (x)   "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (y)   "Principal Market" means The NASDAQ Global Select Market.

          (z)   "register," "registered," and "registration" refer to a registration effected by preparing and filing one or more Registration Statements (as defined below) in compliance with the 1933 Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

          (aa) "Registrable Securities" means the Initial Registrable Securities, the Subsequent Registrable Securities and the Additional Registrable Securities.

          (bb) "Registration Statement" means the Initial Registration Statement, the Subsequent Registration Statement and the Additional Registration Statement, as applicable.

          (cc) "Required Holders" means the holders of at least a majority of the Registrable Securities.

          (dd) "Required Registration Amount" means each of the Initial Required Registration Amount, the Subsequent Required Registration Amount or the Additional Required Registration Amount, as applicable.

          (ee) "Rule 415" means Rule 415 promulgated under the 1933 Act or any successor rule providing for offering securities on a continuous or delayed basis.

          (ff)  "SEC" means the United States Securities and Exchange Commission.

          (gg) "Subsequent Effective Date" means the date that the Subsequent Registration Statement has been declared effective by the SEC.

          (hh) "Subsequent Effectiveness Deadline" means August 20, 2012.

         (ii)  "Subsequent Filing Date" means the date on which the Subsequent Registration Statement is filed with the SEC.

          (jj)   "Subsequent Filing Deadline" means the earlier of (i) the date which is three (3) calendar days after Authorized Share Stockholder Approval Date (as defined in the Securities Purchase Agreement) and (ii) July 3, 2012.

          (kk) "Subsequent Registrable Securities" means (i) the Conversion Shares issued or issuable pursuant to the terms of the Notes not included in a Registration Statement previously declared effective, (ii) the Warrant Shares issued or issuable upon exercise of the Warrants and (iii) any capital stock of the Company issued or issuable with respect to the Notes, the Conversion Shares, the Warrant Shares or the Warrants as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, without regard to any limitations on issuance of Common Stock pursuant to the terms of the Notes or exercise of the Warrants, and excluding, in the cases of clauses (i), (ii) and (iii), any Conversion Shares, Warrant Shares or other capital stock of the Company that may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act.

          (ll)   "Subsequent Registration Statement" means a registration statement or registration statements of the Company filed under the 1933 Act covering the Subsequent Registrable Securities.

          (mm)  "Subsequent Required Registration Amount" means 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after the Subscription Date) issued and issuable (i) pursuant to the terms of the Notes not included in the Initial Registration Statement previously declared effective and (ii) upon exercise of the Warrants, less the number of shares of Common Stock previously registered pursuant to an effective Registration Statement, each as of the Trading Day immediately preceding the applicable date of determination and all subject to adjustment as provided in Section 2(g), without regard to any limitations on conversion and/or redemption of the Notes or exercise of the Warrants and assuming that the Notes are convertible at the initial Conversion Price (as defined in the Notes) and the Warrants are exercisable at the initial Exercise Price (as defined in the Warrants), provided, however, that the Subsequent Required Registration Amount will not include any Conversion Shares or Warrant Shares that are no longer Registrable Securities, provided, further, that the Subsequent Required Registration Amount shall not exceed the amount permitted by the staff of the SEC pursuant to Rule 415.

          (nn) "Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time).

        2.    Registration.

          (a)    Initial Mandatory Registration.    The Company shall prepare, and, as soon as practicable but in no event later than the Initial Filing Deadline, file with the SEC the Initial Registration Statement on Form S-3 covering the resale of all of the Initial Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(f). The Initial Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Initial Required Registration Amount determined as of the date the Initial Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(g). The Initial Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Shareholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Initial Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Initial Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Initial Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Initial Registration Statement.

          (b)    Subsequent Mandatory Registration.    The Company shall prepare, and, as soon as practicable but in no event later than the Subsequent Filing Deadline, file with the SEC the Subsequent Registration Statement on Form S-3 covering the resale of all of the Subsequent Registrable Securities. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(f). The Subsequent Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Subsequent Required Registration Amount determined as of the date the Subsequent Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(g). The Subsequent Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Shareholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have the Subsequent Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Subsequent Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Subsequent Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Subsequent Registration Statement.

          (c)    Additional Mandatory Registrations.    The Company shall prepare, and, as soon as practicable but in no event later than the Additional Filing Deadline, file with the SEC an Additional Registration Statement on Form S-3 covering the resale of all of the Additional Registrable Securities not previously registered on an Additional Registration Statement hereunder. To the extent the staff of the SEC does not permit the Additional Required Registration Amount to be registered on an Additional Registration Statement, the Company shall file Additional Registration Statements successively trying to register on each such Additional Registration Statement the maximum number of remaining Additional Registrable Securities until the Additional Required Registration Amount has been registered with the SEC. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other form as is available for such a registration on another appropriate form reasonably acceptable to the Required Holders, subject to the provisions of Section 2(f). Each Additional Registration Statement prepared pursuant hereto shall register for resale at least that number of shares of

  Common Stock equal to the Additional Required Registration Amount determined as of the date such Additional Registration Statement is initially filed with the SEC, subject to adjustment as provided in Section 2(g). Each Additional Registration Statement shall contain (except if otherwise directed by the Required Holders) the "Plan of Distribution" and "Selling Shareholders" sections in substantially the form attached hereto as Exhibit B. The Company shall use its reasonable best efforts to have each Additional Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Additional Effectiveness Deadline. By 9:30 a.m. New York time on the Business Day following the Additional Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Additional Registration Statement.

          (d)    Allocation of Registrable Securities.    The initial number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Investors (subject to the Investor's obligation to furnish information to the Company pursuant to Section 4(a) hereof) based on the number of Registrable Securities held by each Investor at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the SEC. In the event that an Investor sells or otherwise transfers any of such Investor's Registrable Securities, each transferee shall be allocated a pro rata portion of the then remaining number of Registrable Securities included in such Registration Statement for such transferor. Any shares of Common Stock included in a Registration Statement and which remain allocated to any Person which ceases to hold any Registrable Securities covered by such Registration Statement shall be allocated to the remaining Investors, pro rata based on the number of Registrable Securities then held by such Investors which are covered by such Registration Statement. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Required Holders.

          (e)    Legal Counsel.    Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 ("Legal Counsel"), which shall be Schulte Roth & Zabel LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company's obligations under this Agreement.

          (f)    Ineligibility for Form S-3.    In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form reasonably acceptable to the Required Holders and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

          (g)    Sufficient Number of Shares Registered.    In the event the number of shares available under a Registration Statement filed pursuant to Section 2(a), Section 2(b) or Section 2(c) is insufficient to cover the Required Registration Amount of Registrable Securities required to be covered by such Registration Statement or an Investor's allocated portion of the Registrable Securities pursuant to Section 2(d), the Company shall amend the applicable Registration Statement, or file a new Registration Statement (on the short form available therefor, if applicable), or both, so as to cover at least the Required Registration Amount as of the Trading Day immediately preceding the date of the filing of such amendment or new Registration Statement, in each case, as soon as practicable, but in any event not later than fifteen (15) days after the necessity therefor arises (but taking account of any position of the staff of the SEC with respect to the date on which the staff of the SEC will permit such amendment to the Registration Statement and/or such new Registration Statement (as the case may be) to be filed with the SEC.

  The Company shall use its reasonable best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof. For purposes of the foregoing provision, the number of shares available under a Registration Statement shall be deemed "insufficient to cover the Required Registration Amount of Registrable Securities" if at any time the number of shares of Common Stock available for resale under the Registration Statement is less than the product determined by multiplying (i) the Required Registration Amount as of such time by (ii) 0.90. The calculation set forth in the foregoing sentence shall be made without regard to any limitations on the conversion and/or redemption of the Notes or exercise of the Warrants and such calculation shall assume (i) that the Notes are then convertible in full into shares of Common Stock at the then prevailing Conversion Rate (as defined in the Notes) (ii) the initial outstanding principal amount of the Notes remains outstanding through the scheduled Maturity Date (as defined in the Notes) and no redemptions of the Notes occur prior to the scheduled Maturity Date and (iii) the Warrants are then exercisable in full into shares of Common Stock.

          (h)    Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.    If (i) the Initial Registration Statement when declared effective fails to register the Initial Required Registration Amount of Initial Registrable Securities, (ii) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (A) not filed with the SEC on or before the applicable Filing Deadline (a "Filing Failure") or (B) not declared effective by the SEC on or before the applicable Effectiveness Deadline, (an "Effectiveness Failure") or (iii) on any day after the applicable Effective Date sales of all of the Registrable Securities required to be included on such Registration Statement cannot be made (other than during an Allowable Grace Period (as defined in Section 3(r)) pursuant to such Registration Statement or otherwise (including, without limitation, because of the suspension of trading or any other limitation imposed by an Eligible Market, a failure to keep such Registration Statement effective, a failure to disclose such information as is necessary for sales to be made pursuant to such Registration Statement, a failure to register a sufficient number of shares of Common Stock or a failure to maintain the listing of the Common Stock) (a "Maintenance Failure") then, as exclusive monetary relief for the damages to any holder by reason of any such delay in or reduction of its ability to sell the underlying shares of Common Stock (which remedy shall not be exclusive of any other remedies available at law or in equity, including, without limitation, specific performance or the additional obligation of the Company to register any Cutback Shares), the Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2.0%) of the aggregate principal amount of Notes then outstanding, and accrued but unpaid interest thereon, whether or not included in such Registration Statement, on each of the following dates: (i) the day of a Filing Failure; (ii) the day of an Effectiveness Failure; (iii) the initial day of a Maintenance Failure; (iv) on the thirtieth day after the date of a Filing Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Filing Failure is cured; (v) on the thirtieth day after the date of an Effectiveness Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Effectiveness Failure is cured; and (vi) on the thirtieth day after the date of a Maintenance Failure and every thirtieth day thereafter (pro rated for periods totaling less than thirty days) until such Maintenance Failure is cured (provided, however, there shall be only one payment of any such amount during any period for any Registration Statement if there exists multiple failures during the same period). The payments to which a holder shall be entitled pursuant to this Section 2(h) are referred to herein as "Registration Delay Payments." Registration Delay Payments shall be paid on the earlier of (I) the dates set forth above and (II) the third Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full. Notwithstanding the foregoing, no Registration Delay Payments shall accrue or otherwise become payable to an Investor (other than with respect to a Maintenance Failure resulting from a suspension or delisting of (or failure to timely list) the shares of Common Stock on an Eligible Market) with respect to any period during which all of such Investor's Registrable Securities may be sold by such Investor without restriction under Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

        3.    Related Obligations.

        At such time as the Company is obligated to file a Registration Statement with the SEC pursuant to Section 2(a), 2(b), 2(c), 2(f) or 2(g), the Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

          (a)   The Company shall promptly prepare and file with the SEC a Registration Statement with respect to the Registrable Securities and use its reasonable best efforts to cause such Registration Statement relating to the Registrable Securities to become effective as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). Subject to Allowable Grace Periods, the Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Investors may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the 1933 Act or (ii) the date on which the Investors shall have sold all of the Registrable Securities covered by such Registration Statement (the "Registration Period"). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading. The term "reasonable best efforts" shall mean, among other things, that the Company shall submit to the SEC, within two (2) Business Days after the later of the date that (i) the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of such Registration Statement to a time and date not later than two (2) Business Days after the submission of such request. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than fifteen (15) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective.

          (b)   Subject to Section 3(r) of this Agreement, the Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the 1933 Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K, Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the 1934 Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

          (c)   The Company shall (A) permit Legal Counsel to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its filing with the SEC and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of a Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, and all exhibits and (iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company's obligations pursuant to this Section 3.

          (d)   The Company shall, unless any such document is available on the SEC's Electronic Data Gathering Analysis and Retrieval System database (or any successor thereto) ("EDGAR"), furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of any Registration Statement, ten (10) copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Investor may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

          (e)   The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or "blue sky" laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The

  Company shall promptly notify Legal Counsel and each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or "blue sky" laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

          (f)    The Company shall notify Legal Counsel and each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver ten (10) copies of such supplement or amendment to Legal Counsel and each Investor (or such other number of copies as Legal Counsel or such Investor may reasonably request). The Company shall also promptly notify Legal Counsel and each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel and each Investor by facsimile or email on the same day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) subject to Section 3(r) of this Agreement, of the Company's reasonable determination that a post-effective amendment to a Registration Statement would be appropriate. By 9:30 a.m. New York City time on the date following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the 1933 Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

          (g)   The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Legal Counsel and each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

          (h)   If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall use reasonable best efforts to furnish to such Investor, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as an Investor may reasonably request (i) a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Investors, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Investors.

          (i)    If any Investor is required under applicable securities laws to be described in the Registration Statement as an underwriter or an Investor believes that it could reasonably be deemed to be an underwriter of Registrable Securities, at the reasonable request of such Investor, the Company shall use reasonable best efforts to make available for inspection during regular business hours by (i) such Investor, (ii) Legal Counsel and (iii) one firm of accountants or other agents retained by the Investors (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by each Inspector, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree in writing to hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the 1933 Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement). Each Investor agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and any Investor) shall be deemed to limit the Investors' ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations.

          (j)    The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement or, subject to Section 3(s), is otherwise required to be disclosed in such Registration Statement pursuant to the 1933 Act, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other Transaction Document. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

          (k)   The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on The NASDAQ Global Select Market or (iii) if, despite the Company's reasonable best efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on, The New York Stock Exchange, the NYSE Amex Equities, The NASDAQ Capital Market or The NASDAQ Global Market for such Registrable Securities and, without limiting the generality of the foregoing, to use its reasonable best efforts to arrange for at least two market makers to register with the Financial Industry Regulatory Authority, Inc. ("FINRA") as such with respect to such Registrable Securities.

  The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

          (l)    The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

          (m)  If requested by an Investor, the Company shall as soon as practicable after receipt of notice from such Investor and subject to Section 3(r) hereof (i) incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

          (n)   The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

          (o)   The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the applicable Effective Date of a Registration Statement.

          (p)   The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

          (q)   Within two (2) Business Days after a Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit A.

          (r)   Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and, upon the advice of counsel to the Company, otherwise required (a "Grace Period"); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed ten (10) consecutive days and during any three hundred sixty five (365) day period such Grace Periods shall not exceed an aggregate of forty-five

  (45) days and the first day of any Grace Period must be at least five (5) Trading Days after the last day of any prior Grace Period (each, an "Allowable Grace Period"). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale, prior to the Investor's receipt of the notice of a Grace Period and for which the Investor has not yet settled.

          (s)   Neither the Company nor any Subsidiary or affiliate thereof shall identify any Investor as an underwriter in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market and any Buyer being deemed an underwriter by the SEC shall not relieve the Company of any obligations it has under this Agreement or any other Transaction Document (as defined in the Securities Purchase Agreement); provided, however, that the foregoing shall not prohibit the Company from including the disclosure found in the "Plan of Distribution" section attached hereto as Exhibit B in the Registration Statement.

          (t)    Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Buyers in this Agreement or otherwise conflicts with the provisions hereof.

        4.    Obligations of the Investors.

          (a)   At least five (5) Business Days prior to the first anticipated Filing Date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor's Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          (b)   Each Investor, by such Investor's acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from such Registration Statement.

          (c)   Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor's receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.

  Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of an Investor in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which an Investor has entered into a contract for sale prior to the Investor's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of 3(f) and for which the Investor has not yet settled.

          (d)   Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the 1933 Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

        5.    Expenses of Registration.

        All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be paid by the Company. The Company shall also reimburse the Investors for the fees and disbursements of Legal Counsel in connection with registration, filing or qualification pursuant to Sections 2 and 3 of this Agreement which amount shall be limited to $10,000 for each such registration, filing or qualification.

        6.    Indemnification.

        In the event any Registrable Securities are included in a Registration Statement under this Agreement:

          (a)   To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, partners, members, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys' fees, amounts paid in settlement or expenses, joint or several (collectively, "Claims"), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto ("Indemnified Damages"), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other "blue sky" laws of any jurisdiction in which Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, "Violations"). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); and (ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          (b)   In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Party"), against any Claim or Indemnified Damages to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

          (c)   Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

          (d)   The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

          (e)   No Person involved in the sale of Registrable Securities who is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to indemnification with respect to Claims arising proximately from such Person's fraudulent misrepresentation.

          (f)    The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

        7.    Contribution.

        To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6 of this Agreement, (ii) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

        8.    Reports Under the 1934 Act.

        With a view to making available to the Investors the benefits of Rule 144 promulgated under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          (a)   make and keep public information available, as those terms are understood and defined in Rule 144;

          (b)   file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          (c)   furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company with the SEC if such reports are not publicly available via EDGAR, and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

        9.    Assignment of Registration Rights.

        The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor's Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

        10.    Amendment of Registration Rights.

        Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Investor relative to the comparable rights and obligations of the other Investors shall require the prior written consent of such adversely affected Investor. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

        11.    Miscellaneous.

          (a)   A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

          (b)   Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or electronic mail (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:
A123 Systems, Inc. 200 West Street Waltham, Massachusetts 02451
Telephone:	(617) 778-5700
Facsimile:	(617) 924-8910
Attention:	General Counsel
With a copy (for informational purposes only) to:
Latham & Watkins, LLP John Hancock Tower, 20th Floor 200 Clarendon Street Boston, MA 02116
Telephone:	(617) 948-6000
Facsimile:	(617) 948-6001
Attention:	John Chory
If to the Transfer Agent:
American Stock Transfer & Trust Company, LLC 59 Maiden Lane Plaza Level New York, NY 10038
Telephone:	(800) 937-5449
Facsimile:	(718) 765-8724
Attention:	Susan Silber
E-mail:	investors@amstock.com
If to Legal Counsel:
Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022
Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer Klein, Esq.
Email:	eleazer.klein@srz.com

If to a Buyer, to its address, facsimile number or email address set forth on the Schedule of Buyers attached hereto, with copies to such Buyer's representatives as set forth on the Schedule of Buyers, or to such other address, facsimile number and/or email address to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or electronic mail transmission containing the time, date, recipient facsimile number or electronic mail address and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

          (c)   Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

          (d)   All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (e)   If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

          (f)    This Agreement, the other Transaction Documents (as defined in the Securities Purchase Agreement) and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement, the other Transaction Documents and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

          (g)   Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

          (h)   The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

          (i)    This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (j)    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k)   All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders, determined as if all of the outstanding Notes then held by the Investors have been converted for Registrable Securities without regard to any limitations on conversion of the Notes and the outstanding Warrants then held by Investors have been exercised for Registrable Securities without regard to any limitations on exercise of the Warrants.

          (l)    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

          (m)  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

          (n)   The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

* * * * * *

[Signature Page Follows]

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:
A123 SYSTEMS, INC.
By:	Name: Title:

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
HUDSON BAY MASTER FUND LTD. By: Hudson Bay Capital Management LP, as its Investment Manager
By:
By:	Name: Title:

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
J.P. MORGAN OMNI SPC, LTD. By: Hudson Bay Capital Management LP, as its Investment Manager
By:
By:	Name: Title:

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
TENOR SPECIAL SITUATIONS FUND, L.P. By: Tenor Opportunity Associates, LLC, its general partner
By:	Name: Title:

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
PARSOON SPECIAL SITUATION LTD.
By:	Name: Title:

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
TENOR OPPORTUNITY MASTER FUND, LTD.
By:	Name: Title:

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

BUYERS:
ARIA OPPORTUNITY FUND, LTD.
By:	Name: Title:

SCHEDULE OF BUYERS

Buyer	Buyer Address and Facsimile Number		Buyer's Representative's Address and Facsimile Number
Hudson Bay Master Fund Ltd.	c/o Hudson Bay Capital Management LP		Schulte Roth & Zabel LLP
	777 Third Avenue, 30th Floor		919 Third Avenue
	New York, New York 10017		New York, NY 10022
	Attention:	Yoav Roth	Attn:	Eleazer Klein, Esq.
		George Antonopolous	Facsimile:	(212) 593-5955
	Facsimile:	646-214-7946	Telephone:	(212) 756-2000
	Telephone:	212-571-1244
	Residence:	Cayman Islands
	E-mail:	investments@hudsonbaycapital.com
operations@hudsonbaycapital.com
J.P. Morgan Omni SPC, Ltd.	c/o Hudson Bay Capital Management LP
777 Third Avenue, 30th Floor
New York, New York 10017
	Attention:	Yoav Roth
George Antonopolous
	Facsimile:	646-214-7946
	Telephone:	212-571-1244
	Residence:	Cayman Islands
	E-mail:	investments@hudsonbaycapital.com
operations@hudsonbaycapital.com
Tenor Special Situations Fund, L.P.	c/o Tenor Capital Management Company, L.P.
1180 Avenue of Americas, 19th Floor
New York, NY 10036
	Attention:	Waqas Khatri
	Facsimile:	1-212-918-5301
	Telephone:	1-212-918-5213
	Residence:	Delaware
	Email:	Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com
Parsoon Special Situation Ltd.	c/o Tenor Capital Management Company, L.P.
1180 Avenue of Americas, 19th Floor
New York, NY 10036
	Attention:	Waqas Khatri
	Facsimile:	1-212-918-5301
	Telephone:	1-212-918-5213
	Residence:	Cayman Islands
	Email:	Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com
Tenor Opportunity Master	c/o Tenor Capital Management Company, L.P.
Fund, Ltd.	1180 Avenue of Americas, 19th Floor
New York, NY 10036
	Attention:	Waqas Khatri
	Facsimile:	1-212-918-5301
	Telephone:	1-212-918-5213
	Residence:	Cayman Islands
	Email:	Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com
Aria Opportunity Fund, Ltd.	c/o Tenor Capital Management Company, L.P.
1180 Avenue of Americas, 19th Floor
New York, NY 10036
	Attention:	Waqas Khatri
	Telephone:	1-212-918-5213
	Facsimile:	1-212-918-5301
	Email:	Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

American Stock Transfer & Trust Company, LLC
59 Maiden Lane
Plaza Level
New York, NY 10038
Attention: Susan Silber

  Re:
  A123 Systems, Inc.

Ladies and Gentlemen:

        [We are][I am] counsel to A123 Systems, Inc., a Delaware corporation (the "Company"), and have represented the Company in connection with that certain Amended and Restated Securities Purchase Agreement, dated as of May 23, 2012 (the "Securities Purchase Agreement"), entered into by and among the Company and the buyers named therein (collectively, the "Holders") pursuant to which the Company issued to the Holders senior convertible notes (the "Notes") convertible into shares of the Company's common stock, par value $0.001 per share (the "Common Stock") and warrants exercisable for shares of Common Stock (the "Warrants"). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement with the Holders (the "Registration Rights Agreement") pursuant to which the Company agreed, among other things, to register the resale of the Registrable Securities (as defined in the Registration Rights Agreement), including the shares of Common Stock issuable pursuant to the terms of the Notes and upon exercise of the Warrants under the Securities Act of 1933, as amended (the "1933 Act"). In connection with the Company's obligations under the Registration Rights Agreement, on                                    , 2012, the Company filed a Registration Statement on Form S-3 (File No. 333-                                    ) (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") relating to the Registrable Securities which names each of the Holders as a selling shareholder thereunder.

        In connection with the foregoing, [we][I] advise you that a member of the SEC's staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC's staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

        This letter shall serve as our standing instruction to you that the shares of Common Stock are freely transferable by the Holders pursuant to the Registration Statement. You need not require further letters from us to effect any future legend-free issuance or reissuance of shares of Common Stock to the Holders as contemplated by the Company's Irrevocable Transfer Agent Instructions dated May [    •    ], 2012.

Very truly yours, [ISSUER'S COUNSEL]
By:
CC: [LIST NAMES OF HOLDERS]

A-1

EXHIBIT B

SELLING SHAREHOLDERS

        The shares of common stock being offered by the selling shareholders are those issuable to the selling shareholders pursuant to the terms of the convertible notes and upon exercise of the warrants. For additional information regarding the issuance of those convertible notes and warrants, see "Private Placement of Convertible Notes and Warrants" above. We are registering the shares of common stock in order to permit the selling shareholders to offer the shares for resale from time to time. Except for the ownership of the convertible notes and the warrants issued pursuant to the Amended and Restated Securities Purchase Agreement, the selling shareholders have not had any material relationship with us within the past three years.

        The table below lists the selling shareholders and other information regarding the beneficial ownership of the shares of common stock by each of the selling shareholders. The second column lists the number of shares of common stock beneficially owned by each selling shareholder, based on its ownership of the convertible notes and warrants, as of                        , 2012, assuming conversion of all convertible notes and exercise of the warrants held by the selling shareholders on that date, without regard to any limitations on conversions or exercises.

        The third column lists the shares of common stock being offered by this prospectus by the selling shareholders.

        In accordance with the terms of a registration rights agreement with the selling shareholders, this prospectus generally covers the resale of at least [300,000,000] shares of Common Stock issued and issuable (i) pursuant to the convertible notes as of the Trading Day immediately preceding the date the registration statement is initially filed with the SEC, and (ii) upon exercise of the related warrants as of the Trading Day immediately preceding the date the registration statement is initially filed with the SEC. Because the conversion price of the convertible notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling shareholders pursuant to this prospectus.

        Under the terms of the convertible notes and the warrants, a selling shareholder may not convert the convertible notes or exercise the warrants to the extent such conversion or exercise would cause such selling shareholder, together with its affiliates, to beneficially own a number of shares of common stock which would exceed 4.99% of our then outstanding shares of common stock following such conversion or exercise, excluding for purposes of such determination shares of common stock issuable pursuant to the terms of the convertible notes which have not been converted and upon exercise of the warrants which have not been exercised. The number of shares in the second column does not reflect this limitation. The selling shareholders may sell all, some or none of their shares in this offering. See "Plan of Distribution."

Name of Selling Shareholder	Number of Shares of Common Stock Owned Prior to Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After Offering
Hudson Bay Master Fund Ltd.(1)			0

(1)
Hudson Bay Capital Management, L.P., the investment manager of Hudson Bay Master Fund Ltd., has voting and investment power over these securities. Sander Gerber is the managing member of Hudson Bay Capital GP LLC, which is the general partner of Hudson Bay Capital Management, L.P. Sander Gerber disclaims beneficial ownership over these securities.

Annex I-1

 PLAN OF DISTRIBUTION

        We are registering the shares of common stock issuable pursuant to the terms of the convertible notes and upon exercise of the warrants to permit the resale of these shares of common stock by the holders of the convertible notes and warrants from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling shareholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

        The selling shareholders may sell all or a portion of the shares of common stock beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling shareholders will be responsible for underwriting discounts or commissions or agent's commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions,

  •
  on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;

  •
  in the over-the-counter market;

  •
  in transactions otherwise than on these exchanges or systems or in the over-the-counter market;

  •
  through the writing of options, whether such options are listed on an options exchange or otherwise;

  •
  ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

  •
  block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

  •
  purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

  •
  an exchange distribution in accordance with the rules of the applicable exchange;

  •
  privately negotiated transactions;

  •
  short sales;

  •
  sales pursuant to Rule 144;

  •
  broker-dealers may agree with the selling securityholders to sell a specified number of such shares at a stipulated price per share;

  •
  a combination of any such methods of sale; and

  •
  any other method permitted pursuant to applicable law.

        If the selling shareholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling shareholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling shareholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling shareholders

Annex I-2

may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling shareholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

        The selling shareholders may pledge or grant a security interest in some or all of the convertible notes, warrants or shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

        The selling shareholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be "underwriters" within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling shareholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

        Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling shareholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

        The selling shareholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling shareholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

        We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[            ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or "blue sky" laws; provided, however, that a selling shareholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling shareholders against liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreements, or the selling shareholders will be entitled to contribution. We may be indemnified by the selling shareholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling shareholder specifically for use in this prospectus, in accordance with the related registration rights agreement, or we may be entitled to contribution.

        Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Annex I-3

ANNEX E

AMENDED AND RESTATED
SECURITIES PURCHASE AGREEMENT

        This AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of May 23, 2012, by and among A123 Systems, Inc., a Delaware corporation, with headquarters located at 200 West Street, Waltham, Massachusetts 02451 (the "Company"), and the investors listed on the Schedule of Buyers attached hereto (individually, a "Buyer" and collectively, the "Buyers") amends and restates in its entirety that certain Securities Purchase Agreement (the "Original Securities Purchase Agreement") dated as of May 11, 2012 by and among the Company and the Buyers.

        WHEREAS:

          A.    The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and Rule 506 of Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the 1933 Act.

          B.    The Company has authorized a new series of senior convertible notes of the Company, in substantially the form attached hereto as Exhibit A (the "Notes"), which Notes shall be convertible into the Company's common stock, par value $0.001 per share (the "Common Stock") (the shares of Common Stock issuable pursuant to the terms of the Notes, including, without limitation, upon conversion, upon payment of interest, upon amortization or otherwise, collectively, the "Conversion Shares"), in accordance with the terms of the Notes.

          C.    Each Buyer wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate principal amount of Notes set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto (which aggregate principal amount of Notes for all Buyers shall be $50,000,000) and (ii) Warrants, in substantially the form attached hereto as Exhibit B (the "Warrants"), representing the right to acquire up to that number of shares of Common Stock equal to 30% of the quotient determined by dividing (x) the aggregate principal amount of Notes set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto by (y) 115% of the Closing Sale Price (as defined in the Notes) on May 11, 2012 (as exercised, collectively, the "Warrant Shares").

          D.    Contemporaneously with the Closing, the parties hereto will execute and deliver a Registration Rights Agreement, substantially in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company agrees to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

          E.    The Notes will rank senior to all outstanding and future indebtedness of the Company (other than as set forth in Section 3(ee) and Permitted Senior Indebtedness (as defined in the Notes). Contemporaneously with the Closing, the Company and the Buyers' Representative (as defined below) will execute and deliver a security letter agreement, in the form attached hereto as Exhibit D (as amended or modified from time to time in accordance with its terms, the "Security Agreement").

          F.     The Notes, the Conversion Shares, the Warrants and the Warrant Shares collectively are referred to herein as the "Securities".

        NOW, THEREFORE, the Company and each Buyer hereby agree as follows:

          1.    PURCHASE AND SALE OF NOTES AND WARRANTS.

          (a)    Purchase of Notes and Warrants.    Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue and sell to each Buyer, and each

  Buyer severally, but not jointly, agrees to purchase from the Company on the Closing Date (as defined below), (x) a principal amount of Notes as is set forth opposite such Buyer's name in column (3) on the Schedule of Buyers and (y) Warrants to acquire up to that number of Warrant Shares equal to 30% of the quotient determined by dividing (x) the aggregate principal amount of Notes set forth opposite such Buyer's name in column (3) on the Schedule of Buyers attached hereto by (y) 115% of the Closing Sale Price (as defined in the Notes) on May 11, 2012 (the "Closing").

          (b)    Closing.    The date and time of the Closing (the "Closing Date") shall be 10:00 a.m., New York City time, on the date the conditions to the Closing set forth in Sections 6 and 7 below have been satisfied or waived (or such other date and time as is mutually agreed to by the Company and each Buyer), at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

          (c)    Purchase Price.    The aggregate purchase price for the Notes and the Warrants to be purchased by each Buyer at the Closing (the "Purchase Price") shall be the amount set forth opposite each Buyer's name in column (4) of the Schedule of Buyers. Each Buyer shall pay $1,000 for each $1,000 of principal amount of Notes and related Warrants to be purchased by such Buyer at the Closing. The Buyers and the Company agree that the Notes and the Warrants constitute an "investment unit" for purposes of Section 1273(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code"). The Buyers and the Company mutually agree that the allocation of the issue price of such investment unit between the Notes and the Warrants in accordance with Section 1273(c)(2) of the Code and Treasury Regulation Section 1.1273-2(h) shall be an aggregate amount of $750,000 allocated to the Warrants and the balance of the Purchase Price allocated to the Notes, and neither the Buyers nor the Company shall take any position inconsistent with such allocation in any tax return or in any judicial or administrative proceeding in respect of taxes.

          (d)    Form of Payment.    On the Closing Date, (i) each Buyer shall pay its Purchase Price to the Company for the Notes and the Warrants to be issued and sold to such Buyer at the Closing (less, in the case of Hudson Bay Master Fund Ltd. ("Hudson Bay"), the amounts withheld pursuant to Section 4(g)), by wire transfer of immediately available funds in accordance with the Company's written wire instructions and (ii) the Company shall deliver to each Buyer the Notes (allocated in the principal amounts as such Buyer shall request) which such Buyer is then purchasing hereunder along with the Warrants (allocated in the amounts as such Buyer shall request) which such Buyer is purchasing hereunder, in each case duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

        2.    BUYER'S REPRESENTATIONS AND WARRANTIES.    Each Buyer, severally and not jointly, represents and warrants with respect to only itself that:

          (a)    No Public Sale or Distribution.    Such Buyer is (i) acquiring the Notes and the Warrants and (ii) upon conversion of the Notes and exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Conversion Shares issuable pursuant to the Notes and the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer is acquiring the Securities hereunder in the ordinary course of its business. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities. For purposes of this Agreement, "Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          (b)    Accredited Investor Status.    Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

          (c)    Reliance on Exemptions.    Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

          (d)    Information.    Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities that have been requested by such Buyer, including the materials listed in Schedule 2(d) (the "Disclosure Documents"). Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained herein. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

          (e)    No Governmental Review.    Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

          (f)    Transfer or Resale.    Such Buyer understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, "Rule 144"); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person) through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document (as defined in Section 3(b)), including, without limitation, this Section 2(f).

          (g)    Legends.    Such Buyer understands that the certificates or other instruments representing the Notes and the Warrants and, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Conversion Shares and the Warrant Shares, except as set forth below, shall bear any legend as required by the "blue sky" laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

    [NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN] [THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

  The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at The Depository Trust Company ("DTC"), if, unless otherwise required by state securities laws, (i) such Securities are registered for resale under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A. The Company shall be responsible for the fees of its transfer agent and all DTC fees associated with such issuance.

          (h)    Validity; Enforcement.    This Agreement and the Registration Rights Agreement have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (i)    No Conflicts.    The execution, delivery and performance by such Buyer of this Agreement and the Registration Rights Agreement and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

          (j)    Residency.    Such Buyer is a resident of that jurisdiction specified below its address on the Schedule of Buyers.

          (k)    Organization and Authority.    Such Buyer is duly organized and existing in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder.

          (l)    No Consents Required.    No application, notice, order, registration, qualification, waiver, consent, approval or other action is required to be filed, given, obtained or taken by such Buyer by virtue of the execution, delivery and performance of this Agreement and the Registration Rights Agreement or the consummation of the transactions contemplated hereby and thereby, which has not already been obtained.

          (m)    Certain Trading Activities.    Such Buyer has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Buyer, engaged in any transactions in the securities of the Company (including, without limitation, any Short Sales (as defined below) involving the Company's securities) during the period commencing as of the time that such Buyer was first contacted by the Placement Agent (as defined below) regarding the specific investment in the Company contemplated by this Agreement and ending immediately prior to the execution of the Original Securities Purchase Agreement by such Buyer. "Short Sales" means all "short sales" as defined in Rule 200 promulgated under Regulation SHO under the 1934 Act (as defined below) (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock). Such Buyer is aware that Short Sales and other hedging activities may be subject to applicable federal and state securities laws, rules and regulations and such Buyer acknowledges that the responsibility of compliance with any such federal or state securities laws, rules and regulations is solely the responsibility of such Buyer.

          (n)    Brokers and Finders.    No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any of its Subsidiaries or any Buyer for any placement agent's fees, financial advisory fees, broker's commissions or other similar compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Buyer.

        3.    REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

        The Company represents and warrants to each of the Buyers that:

          (a)    Organization and Qualification.    Each of the Company and its "Subsidiaries" (which for purposes of this Agreement means any entity in which the Company, directly or indirectly, owns a majority of the capital stock or holds a majority of the equity or similar interest) are entities duly organized and validly existing in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted. Each of the Company and its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole, or on the transactions contemplated hereby or on the other Transaction Documents or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of the Company to perform its obligations under the Transaction Documents. The Company has no Subsidiaries except as set forth on Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the "2011 10-K").

          (b)    Authorization; Enforcement; Validity.    Except as set forth on Schedule 3(b), the Company has the requisite power and authority to enter into and perform its obligations under this Agreement, the Notes, the Warrants, the Registration Rights Agreement, the Lock-Up Agreements (as defined in Section 7(xiii)), the Irrevocable Transfer Agent Instructions (as defined in Section 5(b)), the Security Agreement, the Control Agreement and each of the other agreements entered into by the parties hereto in connection with the transactions contemplated by this Agreement (collectively, the "Transaction Documents") and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes and the Warrants, the reservation for issuance and the issuance of the Conversion Shares and the reservation for issuance and issuance of Warrant Shares issuable upon exercise of the Warrants have been duly authorized by the Company's Board of Directors and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, an information statement or proxy statement in respect of the approval from stockholders of the Company with respect to the issuance of Common Stock in connection with the transactions contemplated hereby, the filing of periodic reports with the SEC in connection with the execution of the Transaction Documents and the consummation of the transactions contemplated hereby and other filings as may be required by state securities agencies) no further filing, consent, or authorization is required by the Company, its Board of Directors or its stockholders in connection with the consummation of the transactions contemplated hereby. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company, and constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

          (c)    Issuance of Securities.    The issuance of the Notes and the Warrants are duly authorized and, upon issuance in accordance with the terms hereof, shall be validly issued and free from all taxes, liens and charges with respect to the issue thereof. As of the Closing, 49,602,469 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) shall have been duly authorized and reserved for issuance pursuant to the terms of the Notes. As of the date hereof, there are 49,602,469 shares of Common Stock authorized and unissued and not reserved for issuance with respect to any other securities of the Company. As of May 21, 2012, there are 102,858,659 shares of Common Stock authorized and unissued. Shares of Common Stock issuable pursuant to the terms of the Notes in accordance with the Notes or exercise of the Warrants in accordance with the Warrants, as the case may be, the Conversion Shares and the Warrant Shares, respectively, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

          (d)    No Conflicts.    The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the Warrants and reservation for issuance and issuance of the Conversion Shares and the Warrant Shares) will not (i) result in a violation of the certificate of incorporation or bylaws of the Company (or any constituent documents of any of the Company's Subsidiaries), any capital stock of the Company or any of its Subsidiaries or (ii) except as set forth on Schedule 3(d) and as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of The NASDAQ Global Select Market (the "Principal Market") and applicable laws of the State of Delaware and any other state laws) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected.

          (e)    Consents.    Neither the Company nor any of its Subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for the Company to execute, deliver or perform any of its obligations under or contemplated by the Transaction Documents, in each case in accordance with the terms hereof or thereof. The Company is unaware of any facts or circumstances that might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registration, application or filings pursuant to the preceding sentence. The Company is not in violation of the listing requirements of the Principal Market and has no knowledge of any facts that would reasonably lead to delisting or suspension of the Common Stock in the foreseeable future. The issuance by the Company of the Securities shall not have the effect of delisting or suspending the Common Stock from the Principal Market.

          (f)    Acknowledgment Regarding Buyer's Purchase of Securities.    The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries, (ii) an "affiliate" of the Company or any of its Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of the Company, a "beneficial owner" of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "1934 Act")). The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

          (g)    No General Solicitation; Placement Agent's Fees.    Neither the Company, nor any of its Subsidiaries or affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or brokers' commissions (other than for persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Lazard Freres & Co. LLC, as placement agent (the "Placement Agent") in connection with the sale of the Securities. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney's fees and out-of-pocket expenses) arising in connection with any claim for the fees or commissions described in the immediately foregoing sentence. The Company acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities. Other than the Placement Agent, neither the Company nor any of its

  Subsidiaries has engaged any placement agent or other agent in connection with the sale of the Securities.

          (h)    No Integrated Offering.    None of the Company, its Subsidiaries, any of their affiliates, and any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any Person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Securities under the 1933 Act or cause the offering of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

          (i)    Dilutive Effect.    The Company understands and acknowledges that the number of Conversion Shares issuable pursuant to terms of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants will increase in certain circumstances. The Company further acknowledges that its obligation to issue Conversion Shares pursuant to the terms of the Notes in accordance with this Agreement and the Notes and its obligation to issue the Warrant Shares upon exercise of the Warrants in accordance with this Agreement and the Warrants is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

          (j)    Application of Takeover Protections; Rights Agreement.    The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation (as defined in Section 3(r)) or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, the Company's issuance of the Securities and any Buyer's ownership of the Securities. The Company has not adopted a stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company.

          (k)    SEC Documents; Financial Statements.    The Company is eligible to register a primary offering of securities on Form S-3 under the 1933 Act. Except as disclosed in Schedule 3(k), during the one year prior to the date hereof, the Company has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system, if any. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective filing dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyers which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

          (l)    Absence of Certain Changes.    Except as disclosed in Schedule 3(l), the 2011 Form 10-K or the Disclosure Documents, since December 31, 2011, there has been no material adverse change and no material adverse development in the business, assets, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company or its Subsidiaries. Except as disclosed in Schedule 3(l), the 2011 Form 10-K or the Disclosure Documents, since December 31, 2011, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends or (ii) sold any material assets or had any material capital expenditures outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact that would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). For purposes of this Section 3(l), "Insolvent" means, with respect to any Person, (i) the present fair saleable value of such Person's assets is less than the amount required to pay such Person's total Indebtedness (as defined in Section 3(s)), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

          (m)    No Undisclosed Events, Liabilities, Developments or Circumstances.    Except as disclosed in the 2011 10-K or the Disclosure Documents, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to the Company, its Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

          (n)    Conduct of Business; Regulatory Permits.    Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under any certificate of designations of any outstanding series of preferred stock of the Company (if any), its Certificate of Incorporation or Bylaws (as defined in Section 3(r)) or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively. Neither the Company nor any of its Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company or any of its Subsidiaries, and neither the Company nor any of its Subsidiaries will conduct its business in violation of any of the foregoing, except for possible violations which could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in violation of any of the rules, regulations or requirements of the Principal Market and has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Common Stock by the Principal Market in the foreseeable future. Except as set forth in Schedule 3(n) , during the two (2) years prior to the date hereof, the Common Stock has been designated for quotation on the Principal Market. Except as set forth in Schedule 3(n), during the two (2) years prior to the date hereof, (i) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (ii) the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

          (o)    Foreign Corrupt Practices.    Neither the Company, nor any of its Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          (p)    Sarbanes-Oxley Act.    The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date hereof.

          (q)    Transactions With Affiliates.    Except as set forth on Schedule 3(q) or disclosed in the 2011 10-K or the Disclosure Documents, none of the officers, directors or employees of the Company or any of its Subsidiaries is presently a party to any transaction with the Company or any of its Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Company or any of its Subsidiaries, any corporation, partnership, trust or other entity in which any such officer, director, or employee has a substantial interest or is an officer, director, trustee or partner.

          (r)    Equity Capitalization.    As of the date hereof, the authorized capital stock of the Company consists of (i) 250,000,000 shares of Common Stock, of which as of May 21, 2012, 147,141,341 shares are issued and outstanding, 16,797,866 shares are reserved for issuance pursuant to the Company's stock option and purchase plans and 36,458,324 shares are reserved for issuance pursuant to securities (other than the aforementioned options, the Notes and the Warrants) exercisable or exchangeable for, or convertible into, Common Stock and (ii) 5,000,000 shares of preferred stock, par value $0.001, of which as of May 21, 2012, none of such shares of preferred stock are issued or outstanding. All of such outstanding shares have been, or upon issuance will be, validly issued and are fully paid and nonassessable. As of May 21, 2012, the number of shares of Common Stock held by non-affiliates of the Company is 124,083,626. Except as disclosed in Schedule 3(r), the 2011 10-K or the Disclosure Documents: (i) none of the Company's capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound; (iv) there are no financing statements securing obligations in any material amounts, either singly or in the aggregate, filed in connection with the Company or any of its Subsidiaries; (v) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement); (vi) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (ix) the Company and its Subsidiaries have no liabilities or obligations required to be disclosed in the SEC Documents but not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company's or any of its Subsidiary's' respective businesses and which, individually or in the aggregate, do not, or would not reasonably be expected to, have a Material Adverse Effect. The Company has furnished or made available to the Buyers true, correct and complete copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's Bylaws, as amended and as in effect on the date hereof (the "Bylaws"), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto.

          (s)    Indebtedness and Other Contracts.    Except as disclosed in Schedule 3(s), the 2011 10-K or the Disclosure Documents, neither the Company nor any of its Subsidiaries (i) has any outstanding Indebtedness (as defined below), (ii) is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is in violation of any term of or in default under any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iv) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company's officers, has or is expected to have a Material Adverse Effect. Schedule 3(s) provides a detailed description of the material terms of any such outstanding Indebtedness. For purposes of this Agreement: (x) "Indebtedness" of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services, including, without limitation, "capital leases" in accordance with United States generally accepted accounting principles (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with United States generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) "Contingent Obligation" means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

          (t)    Absence of Litigation.    There is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company's Subsidiaries or any of the Company's or its Subsidiaries' officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(t), the 2011 10-K or the Disclosure Documents. The matters set forth in Schedule 3(t), the 2011 10-K and the Disclosure Documents would not reasonably be expected to have a Material Adverse Effect.

          (u)    Insurance.    The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any such Subsidiary has been refused any insurance coverage sought or applied for and neither the Company nor any such Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not reasonably be expected to have a Material Adverse Effect.

          (v)    Employee Relations.

              (i)  Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer of the Company or any of its Subsidiaries (as defined in Rule 501(f) of the 1933 Act) has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer's employment with the Company or any such Subsidiary. No executive officer of the Company or any of its Subsidiaries, to the knowledge of the Company or any of its Subsidiaries, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters.

             (ii)  The Company and its Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

          (w)    Title.    Except as set forth in Schedule 3(w), the Company and its Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

          (x)    Intellectual Property Rights.    The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted. Except as set forth in Schedule 3(x), none of the Company's Intellectual Property Rights have expired or terminated or have been abandoned or are expected to expire or terminate or are expected to be abandoned, within three years from the date of this Agreement. The Company does not have any knowledge of any infringement by the Company or its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company or any of its Subsidiaries, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights. Neither the Company nor any of its Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

          (y)    Environmental Laws.    The Company and its Subsidiaries (i) are in compliance with any and all Environmental Laws (as hereinafter defined), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

          (z)    Subsidiary Rights.    The Company or one of its Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of its Subsidiaries as owned by the Company or such Subsidiary.

          (aa)    Investment Company Status.    The Company is not, and upon consummation of the sale of the Securities, and for so long any Buyer holds any Securities, will not be, an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

          (bb)    Tax Status.    The Company and each of its Subsidiaries (i) has made or filed all U.S. federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

          (cc)    Internal Accounting and Disclosure Controls.    The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company's management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Except as disclosed in the 2011 10-K or the Disclosure Documents, during the twelve months prior to the date hereof neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of the Company or any of its Subsidiaries.

          (dd)    Off Balance Sheet Arrangements.    There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

          (ee)    Ranking of Notes.    Other than as set forth in Schedule 3(ee), no Indebtedness of the Company or any of its Subsidiaries is senior to or ranks pari passu with the Notes in right of payment, whether with respect of payment of redemptions, interest, damages or upon liquidation or dissolution or otherwise.

          (ff)    Eligibility for Registration.    The Company is eligible to register the Conversion Shares and the Warrant Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

          (gg)    Transfer Taxes.    On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

          (hh)    Manipulation of Price.    The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

          (ii)    Acknowledgement Regarding Buyers' Trading Activity.    The Company acknowledges and agrees that (i) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or "derivative" securities based on securities issued by the Company or to hold the Securities for any specified term; (ii) any Buyer, and counter-parties in "derivative" transactions to which any such Buyer is a party, directly or indirectly, presently may have a "short" position in the Common Stock, and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm's length counter-party in any "derivative" transaction. The Company further understands and acknowledges that, following the public disclosure of the transactions contemplated by the Transaction Documents, one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Conversion Shares and/or the Warrant Shares are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders' equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted. The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Notes, the Warrants or any of the documents executed in connection herewith.

          (jj)    U.S. Real Property Holding Corporation.    The Company is not, has never been, and so long as any Securities remain outstanding, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Buyer's request.

          (kk)    Bank Holding Company Act.    Neither the Company nor any of its Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

          (ll)    No Additional Agreements.    Neither the Company nor any of its Subsidiaries has any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

          (mm)    Disclosure.    The Company confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, nonpublic information other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Buyers regarding the Company, or any of its Subsidiaries, their business and the transactions contemplated hereby, including the Disclosure Documents and the disclosure schedules to this Agreement, furnished by or on behalf of the Company is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Except as contemplated by this Agreement and the other Transaction Documents, no event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, prospects, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

          (nn)    Shell Company Status.    The Company is not, and has never been, an issuer identified in Rule 144(i)(1) of the 1933 Act.

          (oo)    Stock Option Plans.    Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company's stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

          (pp)    No Disagreements with Accountants and Lawyers.    There are no material disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company's ability to perform any of its obligations under any of the Transaction Documents. In addition, on or prior to the date hereof, the Company had discussions with its accountants about its financial statements previously filed with the SEC. Based on those discussions, the Company has no reason to believe that it will need to restate any such financial statements or any part thereof.

        4.    COVENANTS.

          (a)    Best Efforts.    Each party shall use its best efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.

          (b)    Form D and Blue Sky.    The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date, if any.

          (c)    Reporting Status.    Until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all of the Conversion Shares and Warrant Shares and none of the Notes or Warrants are outstanding (the "Reporting Period"), the Company shall use reasonable best efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act within the time periods required by the SEC, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and the Company shall take all actions necessary to maintain its eligibility to register the Conversion Shares and Warrant Shares for resale by the Investors on Form S-3.

          (d)    Use of Proceeds.    The Company will use the proceeds from the sale of the Securities solely as set forth on Schedule 4(d).

          (e)    Financial Information.    The Company agrees to send the following to each Investor during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S-8) or amendments filed pursuant to the 1933 Act, (ii) unless the following are available to the public through the EDGAR system or through the Company's internet website, on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by the Company or any of its Subsidiaries, and (iii) copies of any notices and other information made available or given to the stockholders of the Company generally, contemporaneously with the making available or giving thereof to the stockholders. As used herein, "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

          (f)    Listing.    The Company shall promptly secure the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed (subject to official notice of issuance) and shall maintain such listing of all Registrable Securities from time to time issuable under the terms of the Transaction Documents. The Company shall maintain the authorization for quotation of the Common Stock on the Principal Market or any other Eligible Market (as defined in the Warrants). Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

          (g)    Fees.    The Company shall reimburse Hudson Bay (a Buyer) or its designee(s) (in addition to any other expense amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all reasonable and documented costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount may be withheld by such Buyer from its Purchase Price at the Closing to the extent not previously reimbursed by the Company. Notwithstanding the foregoing, in no event will the fees of counsel of Hudson Bay reimbursed by the Company pursuant to this Section 4(g) exceed $150,000 without the prior approval from the Company. The Company shall be responsible for the payment of any placement agent's fees, financial advisory fees, or broker's commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent. The Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorney's fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

          (h)    Pledge of Securities.    The Company acknowledges and agrees that the Securities may be pledged by an Investor in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor.

          (i)    Disclosure of Transactions and Other Material Information.    On or before 5:30 p.m., New York City time, on May 24, 2012, the Company shall file a Current Report on Form 8-K describing the material terms of the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all schedules and exhibits to this Agreement), the form of the Notes, the form of the Registration Rights Agreement, the form of Security Agreement, the form of Control Agreement and the form of Lock-Up Agreement as exhibits to such filing (including all attachments), the "8-K Filing"). From and after the filing of the 8-K Filing with the SEC, no Buyer shall be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide any Buyer with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express prior written consent of such Buyer. If a Buyer has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries from the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates or agents, it may provide the Company with written notice thereof. The Company shall, within two (2) Trading Days of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. No Buyer shall have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. To the extent that the Company delivers any material, non-public information to a Buyer without such

  Buyer's consent, the Company hereby covenants and agrees that such Buyer shall not have any duty of confidentiality with respect to, or a duty not to trade on the basis of, such material, non-public information. Subject to the foregoing, neither the Company, its Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause (i) each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Except for the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.

          (j)    Additional Notes; Variable Securities; Dilutive Issuances.    So long as any Buyer beneficially owns any Securities, the Company will not issue any Notes other than to the Buyers as contemplated hereby and the Company shall not issue any other securities that would cause a breach or default under the Notes. For so long as any Notes remain outstanding, the Company shall not, in any manner, issue or sell any rights, warrants or options to subscribe for or purchase Common Stock or directly or indirectly convertible into or exchangeable or exercisable for Common Stock at a price which varies or may vary with the market price of the Common Stock, including by way of one or more reset(s) to any fixed price unless the conversion, exchange or exercise price of any such security cannot be less than the then applicable Conversion Price (as defined in the Notes) with respect to the Common Stock into which any Note is convertible or the then applicable Exercise Price (as defined in the Warrants) with respect to the Common Stock into which any Warrant is exercisable. For so long as any Notes or Warrants remain outstanding, the Company shall not, in any manner, enter into or affect any Dilutive Issuance (as defined in the Notes) if the effect of such Dilutive Issuance is to cause the Company to be required to issue upon conversion of any Note or exercise of any Warrant any Common Stock in excess of that number of shares of Common Stock which the Company may issue upon conversion of the Notes and exercise of the Warrants without breaching the Company's obligations under the rules or regulations of the Principal Market or any applicable Eligible Market (as defined in the Notes), in each case without giving effect to (w) limitations on exercise contained in the Warrants, (x) limitations on issuances of Common Stock contained in the Notes and (y) the application of any Exercise Floor Price (as defined in the Warrants) (the "Securities Limitations"). For so long as any Notes or Warrants are outstanding, unless or until the Stockholder Approval (as defined below) has been obtained, the Company shall not take any action if the effect of such action would be to cause the Exercise Price or Conversion Price to be reduced, in each case without giving effect to any Securities Limitations. As used herein, "Stockholder Approval" shall mean the affirmative vote at a special or annual meeting of stockholders of the Company, or by written consent, for approval of resolutions providing for the issuance of all of the Securities as described in the Transaction Documents (without the need for any Exercise Floor Price or any other limit on the number of Conversion Shares or Warrant Shares issuable pursuant to the Notes or Warrants, as applicable) in accordance with applicable law, the provisions of the Bylaws and the rules and regulations of the Principal Market.

          (k)    Corporate Existence.    So long as any Buyer beneficially owns any Securities, the Company shall (i) maintain its corporate existence and (ii) not be party to any Fundamental Transaction (as defined in the Notes) unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants.

          (l)    Reservation of Shares.    So long as any Buyer owns any Securities and at all times prior to the earlier of the Authorized Share Stockholder Approval Date and June 30, 2012, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 49,602,469 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) for issuance by the Company pursuant to the terms of the Notes then outstanding. So long as any Buyer owns any Securities and from and after the earlier of the Authorized Share Stockholder Approval Date and June 30, 2012, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance of shares of Common Stock pursuant to the terms of the Notes and exercise of the Warrants, no less than the greater of (x) 300,000,000 shares of Common Stock (as adjusted for any stock split, stock dividend, stock combination, reclassification or other similar transaction after May 11, 2012) less the number of shares of Common Stock issued pursuant to the terms of the Notes and the Warrants after the Authorized Share Stockholder Approval Date and (y) 125% of the sum of (i) the maximum number of shares of Common Stock issuable pursuant to the terms of the Notes then outstanding (without taking into account any limitations on the issuance thereof pursuant to the terms of the Notes), and (ii) shares of Common Stock issuable upon exercise of the Warrants then outstanding (without taking into account any limitations on the exercise of the Warrants set forth in the Warrants) (the "Required Reserved Amount"). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserved Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Company's obligations under Section 3(c), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of the Company in favor of an increase in the authorized shares of the Company to ensure that the number of authorized shares is sufficient to meet the Required Reserved Amount.

          (m)    Conduct of Business.    The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

          (n)    Additional Issuances of Securities.

              (i)  For purposes of this Section 4(n), the following definitions shall apply.

              (1)   "Convertible Securities" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for shares of Common Stock.

              (2)   "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

              (3)   "Common Stock Equivalents" means, collectively, Options and Convertible Securities.

             (ii)  From the date hereof until the earlier of (a) the date that is ninety (90) days after the date when all Registrable Securities (as defined in the Registration Rights Agreement) have been registered and (b) the one (1) year anniversary of the Closing Date (the "Trigger Date"), the Company will not, directly or indirectly, file any registration statement with the SEC other than the Registration Statement (as defined in the Registration Rights Agreement) and any registration statement for the issuance of securities pursuant to an employee benefit plan or securities award, as registered on Form S-8 (it being understood that this limitation shall not apply to any post-effective amendment to any existing registration statement of the Company).

            (iii)  From the date hereof until the date that is thirty (30) days after the date the Initial Required Registration Amount of Initial Registrable Securities (each as defined in the Registration Rights Agreement) has been registered for resale pursuant to one or more effective Registration Statement(s) (as defined in the Registration Rights Agreement), the Company will not, (i) directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "Subsequent Placement") or (ii) be party to any solicitations, negotiations or discussions with regard to the foregoing.

            (iv)  The restrictions contained in subsections (ii) and (iii) of this Section 4(n) shall not apply in connection with the issuance of any Excluded Securities (as defined in the Warrants).

          (o)    Public Information.    At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Securities, if a registration statement is not available for the resale of all of the Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if the Company shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirement under Rule 144(c) or (ii) if the Company has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a "Public Information Failure") then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder's Securities on the day of a Public Information Failure and on every thirtieth day (pro rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144. The payments to which a holder shall be entitled pursuant to this Section 4(o) are referred to herein as "Public Information Failure Payments." Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured. In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

          (p)    Lock-Up.    The Company shall not amend, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms. If any officer or director that is a party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, the Company shall promptly use its best efforts to seek specific performance of the terms of such Lock-Up Agreement.

          (q)    Buyers' Representative.

              (i)  Each Buyer hereby (a) appoints Hudson Bay Master Fund Ltd. as the Buyers' representative and collateral agent hereunder and under each of the Security Agreement and the Control Agreement (as defined in the Notes) (in such capacity, the "Buyers' Representative"), and (b) authorizes the Buyers' Representative (and its officers, directors, employees and agents) to take such action on such Buyer's behalf in accordance with the terms hereof and thereof. The Buyers' Representative shall not have, by reason hereof or pursuant to the Security Agreement or the Control Agreement, a fiduciary relationship in respect of any Buyer. Neither the Buyers' Representative nor any of its officers, directors, employees and agents shall have any liability to any Buyer for any action taken or omitted to be taken in connection hereof or the Security Agreement or Control Agreement except to the extent caused by its own gross negligence or willful misconduct, and each Buyer agrees to defend, protect, indemnify and hold harmless the Buyers' Representative and all of its officers, directors, employees and agents (collectively, the "Buyers' Representative Indemnitees") from and against any losses, damages, liabilities, obligations, penalties, actions, judgments, suits, fees, costs and expenses (including, without limitation, reasonable attorneys' fees, costs and expenses) incurred by such Buyers' Representative Indemnitee, whether direct, indirect or consequential, arising from or in connection with the performance by such Buyers' Representative Indemnitee of the duties and obligations of Buyers' Representative pursuant hereto, the Security Agreement or the Control Agreement.

             (ii)  The Buyers' Representative shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the other Transaction Documents and its duties hereunder or thereunder, upon advice of counsel selected by it.

            (iii)  The Buyers' Representative may resign from the performance of all its functions and duties hereunder and under the Notes, the Security Agreement and/or the Control Agreement at any time by giving at least ten (10) Business Days prior written notice to the Company and each holder of the Notes. Such resignation shall take effect upon the acceptance by a successor Buyers' Representative of appointment as provided below. Upon any such notice of resignation, the holders of a majority of the outstanding principal amount of Notes shall appoint a successor Buyers' Representative. Upon the acceptance of the appointment as Buyers' Representative, such successor Buyers' Representative shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Buyers' Representative, and the retiring Buyers' Representative shall be discharged from its duties and obligations under this Agreement, the Notes and the Control Agreement. After any Buyers' Representative's resignation hereunder, the provisions of this Section 4(j) shall inure to its benefit. If a successor Buyers' Representative shall not have been so appointed within said ten (10) Business Day period, the retiring Buyers' Representative shall then appoint a successor Buyers' Representative who shall serve until such time, if any, as the holders of a majority of the outstanding principal amount of Notes appoints a successor Buyers' Representative as provided above.

          (r)    Stockholder Approval.    The Company shall provide each stockholder entitled to vote at a special or annual meeting of stockholders of the Company (the "Stockholder Meeting"), which shall be called as promptly as practicable after the date hereof, but in no event later than 90 days after the Closing (the "Stockholder Meeting Deadline"), a proxy statement, in a form reasonably acceptable to the Buyers after review by Schulte Roth & Zabel LLP at the expense of the Company, soliciting each such stockholder's affirmative vote at the Stockholder Meeting for approval of resolutions (the "Resolutions") providing for the increase in authorized number of shares of Common Stock of the Company to 650,000,000 (such affirmative approval, together with the filing of the certificate of amendment to the Company's Certificate of Incorporation contemplated below, being referred to herein as the "Authorized Share Stockholder Approval" and the date such approval is obtained, the "Authorized Share Stockholder Approval Date"), and the Company shall use its reasonable best efforts to solicit its stockholders' approval of such Resolutions and to cause the Board of Directors of the Company to recommend to the stockholders that they approve the Resolutions. The Company shall be obligated to seek to obtain the Authorized Share Stockholder Approval by the Stockholder Meeting Deadline. On the date of the approval of the Resolutions, the Company shall file with the Secretary of State of Delaware a certificate of amendment to the Company's Certificate of Incorporation to effect the Authorized Share Stockholder Approval, which certificate of amendment shall provide that it shall become immediately effective upon filing. If, despite the Company's reasonable best efforts, the Authorized Share Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall cause an additional Stockholder Meeting to be held each calendar quarter thereafter until the Authorized Share Stockholder Approval is obtained.

          (s)    Closing Documents.    On or prior to fourteen (14) calendar days after the Closing Date, the Company agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 7 hereof or otherwise.

        5.    REGISTER; TRANSFER AGENT INSTRUCTIONS.

          (a)    Register.    The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and the Warrants in which the Company shall record the name and address of the Person in whose name the Notes and the Warrants have been issued (including the name and address of each transferee), the principal amount of Notes held by such Person, the number of Conversion Shares issuable pursuant to the terms of the Notes and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

          (b)    Transfer Agent Instructions.    The Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, in the form of Exhibit E attached hereto (the "Irrevocable Transfer Agent Instructions") to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Conversion Shares and the Warrant Shares issued at the Closing or pursuant to the terms of the Notes or exercise of the Warrants in such amounts as specified from time to time by each Buyer to the Company upon conversion of the Notes or exercise of the Warrants. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by the Company to its transfer agent, and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the other Transaction Documents. If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), the Company shall permit the transfer and shall promptly instruct its transfer agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves the Conversion Shares or the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the transfer agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

        6.    CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

        The obligation of the Company hereunder to issue and sell the Notes and the related Warrants to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

            (i)  Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

           (ii)  Such Buyer shall have delivered to the Company the Purchase Price (less, in the case of Hudson Bay, the amounts withheld pursuant to Section 4(g)) for the Notes and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

          (iii)  The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

        7.    CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

        The obligation of each Buyer hereunder to purchase the Notes and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

            (i)  The Company shall have duly executed and delivered to such Buyer (A) each of the Transaction Documents, (B) the Notes (allocated in such principal amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement and (C) the related Warrants (allocated in such amounts as such Buyer shall request) being purchased by such Buyer at the Closing pursuant to this Agreement.

           (ii)  Such Buyer shall have received the opinion of Latham & Watkins, LLP, the Company's outside counsel, dated as of the Closing Date, in form and substance reasonably satisfactory to such Buyer.

          (iii)  The Company shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form of Exhibit E attached hereto, which instructions shall have been delivered to and acknowledged in writing by the Company's transfer agent.

          (iv)  The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company and each of its domestic Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) days of the Closing Date.

           (v)  The Company shall have delivered to such Buyer a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is required to qualify as a foreign corporation, as of a date within ten (10) days of the Closing Date.

          (vi)  The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State (or comparable office) of the State of Delaware within ten (10) days of the Closing Date.

         (vii)  The Company shall have delivered to such Buyer a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company's Board of Directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect at the Closing, in the form attached hereto as Exhibit F.

        (viii)  The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

          (ix)  The Company shall have delivered to such Buyer a letter from the Company's transfer agent certifying the number of shares of Common Stock outstanding as of a date within five (5) days of the Closing Date.

           (x)  The Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

          (xi)  The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

         (xii)  The Company shall have delivered to each Buyer a lock-up agreement in the form attached hereto as Exhibit H executed and delivered by each of the directors and named executive officers of the Company set forth on Schedule 7(xii) (collectively, the "Lock-Up Agreements").

        (xiii)  The Company shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

        8.    TERMINATION.    In the event that the Closing shall not have occurred with respect to a Buyer on or before three (3) Business Days from the date hereof due to the Company's or such Buyer's failure to satisfy the conditions set forth in Sections 6 and 7 above (and the nonbreaching party's failure to waive such unsatisfied condition(s)), the nonbreaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 8, the Company shall remain obligated to reimburse Hudson Bay or its designee(s), as applicable, for the expenses described in Section 4(g) above.

        9.    MISCELLANEOUS.

          (a)    Governing Law; Jurisdiction; Jury Trial.    All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

          (b)    Counterparts.    This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

          (c)    Headings.    The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d)    Severability.    If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

          (e)    Entire Agreement; Amendments.    This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively), without the written consent of the Company and the holders of at least a majority of the aggregate number of Registrable Securities issued or issuable hereunder and under the Notes and Warrants (the "Required Holders"); provided that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Buyer relative to the comparable rights and obligations of the other Buyers shall require the prior written consent of such adversely affected Buyer; provided, further, that the provisions of Section 4(q) cannot be amended without the additional prior written approval of the Buyers' Representative or its successor. Any amendment or waiver effected in accordance with this Section 9(e) shall be binding upon each Buyer and holder of Securities and the Company. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise.

          (f)    Notices.    Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

      If to the Company:

A123 Systems, Inc.
200 West Street
Waltham, Massachusetts 02451
Telephone:	(617) 778-5700
Facsimile:	(617) 924-8910
Attention:	General Counsel

      With a copy to:

Latham & Watkins, LLP
John Hancock Tower, 20th Floor
200 Clarendon Street
Boston, MA 02116
Telephone:	(617) 948-6000
Facsimile:	(617) 948-6001
Attention:	John Chory

      If to the Transfer Agent:

American Stock Transfer & Trust Company, LLC
59 Maiden Lane
Plaza Level
New York, NY 10038
Telephone:	(800) 937-5449
Facsimile:	(718) 765-8724
Attention:	Susan Silber
E-mail:	investors@amstock.com

  If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer's representatives as set forth on the Schedule of Buyers,

      with a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022
Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.
E-mail:	eleazer.klein@srz.com

  or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

          (g)    Successors and Assigns.    This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Notes or the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless the Company is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Notes and the Warrants). A Buyer may assign some or all of its rights hereunder without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

          (h)    No Third Party Beneficiaries.    This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee shall have the right to enforce the obligations of the Company with respect to Section 9(k).

          (i)    Survival.    Unless this Agreement is terminated under Section 8, the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, and the agreements and covenants set forth in Sections 4, 5 and 9 shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

          (j)    Further Assurances.    Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (k)    Indemnification.    In consideration of each Buyer's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 4(i), or (iv) the status of such Buyer or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents; provided, however, that no Buyer will be entitled to indemnification hereunder for any Indemnified Liabilities proximately resulting from such Buyer's material breach of applicable laws, rules or regulations, including, without limitation, any breach by such Buyer of any federal or state securities laws, rules or regulations with respect to Short Sales or other hedging activities. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

          (l)    No Strict Construction.    The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          (m)    Remedies.    Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

          (n)    Rescission and Withdrawal Right.    Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

          (o)    Payment Set Aside.    To the extent that the Company makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          (p)    Independent Nature of Buyers' Obligations and Rights.    The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and the Company shall not assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and the Company acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Page Follows]

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
A123 SYSTEMS, INC.
By:	/s/ DAVID J. PRYSTASH Name: David J. Prystash Title: Chief Financial Officer

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:
HUDSON BAY MASTER FUND LTD.
By:	Hudson Bay Capital Management LP, as its Investment Manager
By:
By:	/s/ YOAV ROTH Name: Yoav Roth Title: Authorized Signatory

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:
J.P. MORGAN OMNI SPC, LTD.
By:	Hudson Bay Capital Management LP, as its Investment Manager
By:
By:	/s/ YOAV ROTH Name: Yoav Roth Title: Authorized Signatory

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:
TENOR SPECIAL SITUATIONS FUND, L.P.
By:	Tenor Opportunity Associates, LLC, its general partner
By:	/s/ ROBIN R. SHAH Name: Robin R. Shah Title: Managing Member, Tenor Management Associates LLC, its Managing Member

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:
PARSOON SPECIAL SITUATION LTD.
By:	/s/ DANIEL KOCHAV Name: Daniel Kochav Title: Director

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:
TENOR OPPORTUNITY MASTER FUND, LTD.
By:	/s/ DANIEL KOCHAV Name: Daniel Kochav Title: Director

        IN WITNESS WHEREOF, each Buyer and the Company have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:
ARIA OPPORTUNITY FUND, LTD.
By:	/s/ DANIEL KOCHAV Name: Daniel Kochav Title: Director

 SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Purchase Price	Legal Representative's Address and Facsimile Number
Hudson Bay Master Fund Ltd.	777 Third Avenue, 30th Floor New York, NY 10017 Attention: Yoav Roth George Antonopolous Facsimile: 646-214-7946 Telephone: 212-571-1244 Residence: Cayman Islands E-mail: investments@hudsonbaycapital.com operations@hudsonbaycapital.com	$32,500,000	$32,500,000	Schulte Roth & Zabel LLP 919 Third Avenue New York, New York 10022 Attention: Eleazer Klein, Esq. Facsimile: (212) 593-5955 Telephone: (212) 756-2376

J.P. Morgan Omni SPC, Ltd.	777 Third Avenue, 30th Floor New York, NY 10017 Attention: Yoav Roth George Antonopolous Facsimile: 646-214-7946 Telephone: 212-571-1244 Residence: Cayman Islands E-mail: investments@hudsonbaycapital.com operations@hudsonbaycapital.com	$10,000,000	$10,000,000

Tenor Special Situations Fund, L.P.	c/o Tenor Capital Management Company, L.P. 1180 Avenue of Americas, 19th Floor New York, NY 10036 Attention: Waqas Khatri Facsimile: 1-212-918-5301 Telephone: 1-212-918-5213 Residence: Delaware Email: Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com	$2,000,000	$2,000,000

Parsoon Special Situation Ltd.	c/o Tenor Capital Management Company, L.P. 1180 Avenue of Americas, 19th Floor New York, NY 10036 Attention: Waqas Khatri Facsimile: 1-212-918-5301 Telephone: 1-212-918-5213 Residence: Cayman Islands Email: Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com	$2,500,000	$2,500,000

(1)	(2)	(3)	(4)	(5)
Buyer	Address and Facsimile Number	Aggregate Principal Amount of Notes	Purchase Price	Legal Representative's Address and Facsimile Number
Tenor Opportunity Master Fund, Ltd.	c/o Tenor Capital Management Company, L.P. 1180 Avenue of Americas, 19th Floor New York, NY 10036 Attention: Waqas Khatri Facsimile: 1-212-918-5301 Telephone: 1-212-918-5213 Residence: Cayman Islands Email: Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com	$2,250,000	$2,250,000

Aria Opportunity Fund, Ltd.	c/o Tenor Capital Management Company, L.P. 1180 Avenue of Americas, 19th Floor New York, NY 10036 Attention: Waqas Khatri Telephone: 1-212-918-5213 Facsimile: 1-212-918-5301 Email: Operations@tenorcapital.com with cc to wkhatri@tenorcapital.com	$750,000	$750,000

 EXHIBITS

Exhibit A	Form of Notes
Exhibit B	Form of Warrants
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Security Agreement
Exhibit E	Form of Irrevocable Transfer Agent Instructions
Exhibit F	Form of Secretary's Certificate
Exhibit G	Form of Officer's Certificate
Exhibit H	Form of Lock-Up Agreement

SCHEDULES

Schedule 2(d)	Disclosure Documents
Schedule 3(b)	Authorization
Schedule 3(d)	No Conflicts
Schedule 3(k)	SEC Documents
Schedule 3(l)	Absence of Certain Changes
Schedule 3(n)	Regulatory Permits
Schedule 3(q)	Transactions with Affiliates
Schedule 3(r)	Equity Capitalization
Schedule 3(s)	Indebtedness and Other Contracts
Schedule 3(t)	Absence of Litigation
Schedule 3(w)	Title
Schedule 3(x)	Intellectual Property Rights
Schedule 3(ee)	Ranking of Notes
Schedule 4(d)	Use of Proceeds
Schedule 7(xii)	Lock-Up Agreements

 DISCLOSURE SCHEDULE

AMENDED AND RESTATED SECURITIES PURCHASE AGREEMENT

May 23, 2012

        This Disclosure (the "Schedule") is made and given pursuant to the Amended and Restated Securities Purchase Agreement, dated as of May 23, 2012 (the "Agreement"), between A123 Systems, Inc. (the "Company" or "we") and the investors listed on the Schedule of Buyers attached thereto. All capitalized terms used but not defined herein shall have the meanings as defined in the Agreement.

        The section numbers in this Schedule correspond to the section numbers of the representations and warranties in the Agreement.

        Nothing in this Schedule is intended to broaden the scope of any representation or warranty contained in the Agreement or to create any covenant.

        The inclusion of any information (including dollar amounts) in this Schedule shall not be deemed to be an admission or acknowledgment by the Company that (i) such information is required to be included in this Schedule or (ii) such information is material to or outside the ordinary course of the business of the Company, nor shall such information be deemed to establish a standard of materiality. In addition, matters reflected in this Schedule are not necessarily limited to matters required by the Agreement to be reflected in this Schedule. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature.

        The information contained in this Schedule is disclosed solely for purposes of the Agreement, and no information contained herein or therein shall be deemed to be an admission by the Company to any third party of any matter whatsoever (including, without limitation, any violation of applicable law or breach of contract).

 Schedule 2(d)

Disclosure Documents

        1.    Quarterly Report on Form 10-Q for the period ended March 31, 2012, draft dated May 9, 2012

        2.    Form 12b-25, draft dated May 9, 2012

Schedule 3(b)

Authorization; Enforcement; Validity

        The Company must seek stockholder approval pursuant to NASDAQ Rule 5635(d).

Schedule 3(d)

No Conflicts

        None.

Schedule 3(k)

SEC Documents; Financial Statements

        The Company experienced a delay in completing its Annual Report on Form 10-K for the year ended December 31, 2011 by the February 29, 2012 filing deadline and notified the SEC accordingly on March 1, 2012 by filing a Form 12b-25 and requested a permitted 15-calendar day extension. The Company filed its Annual Report on Form 10-K for the year ended December 31, 2011 on March 12, 2012.

        The Company experienced a delay in completing its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 by the May 10, 2012 filing deadline and notified the SEC accordingly on May 11, 2012 by filing a Form 12b-25 and requested a permitted 5-calendar day extension. The Company plans to file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 on May 15, 2012.

Schedule 3(l)

Absence of Certain Changes

        None.

Schedule 3(n)

Conduct of Business; Regulatory Permits

        None.

Schedule 3(q)

Transactions With Affiliates

        In June 2011, the Company entered into a letter of engagement with Tejas Networks Limited, or Tejas, a developer of communications equipment, for the purposes of negotiating an agreement under which we will develop and supply Tejas with 24 volt and 100 Ah lithium nanophosphate storage solutions. Since the signing of the letter of engagement, the Company has accepted three purchase orders from Tejas for development and supply of the storage solutions in the aggregate amount of $210,000. The engagement with Tejas is subject to negotiation of a definitive agreement to govern the development and subsequent supply of the storage solutions. Gururaj Deshpande, a member of our board of directors, is the chairman of the board of directors of Tejas. Dr. Deshpande's activities related to this engagement have been limited to introducing us to Tejas. At no time since this introduction has Dr. Deshpande been involved in or had any influence over any discussions or negotiations between the Company and Tejas.

 Schedule 3(r)

Equity Capitalization

        (ii)    The Company has issued a Warrant to Purchase 45,000 shares of Common Stock, dated February 8, 2008, to Skadden, Arps, Slate, Meagher & Flom LLP.

        On January 25, 2012, the Company completed a registered direct offering of an aggregate of 12,500,000 units ("Units") to an investor. Each Unit consists of one share of the Company's common stock and one warrant to purchase one share of such common stock at a negotiated purchase price of $2.034 per Unit. The per share exercise price of the warrants is $2.71. Subject to the satisfaction of the terms and conditions set forth in a subscription agreement between the Company and the investor, at any time during both (a) the ten (10) trading days beginning on June 18, 2012 and (b) the ten (10) trading days beginning on July 23, 2012, the Company will have the option to require the investor to purchase up to an additional 6,250,000 shares of Common Stock during each such period at a price equal to 90% of the lesser of (i) the volume weighted average price on the date of exercise, or (ii) the arithmetic average of the daily volume weighted average price for the ten (10) consecutive trading days ending on the date of exercise. The Company cannot require the investor to purchase more than $100,000,000 of additional shares.

Schedule 3(s)

Indebtedness and other Contracts

        On May 11, 2012, the Company and A123 Securities Corporation, a Massachusetts corporation and wholly-owned subsidiary of the Company (together with the Company, the "Companies"), Silicon Valley Bank (the "Bank"), as administrative agent, lender and letter of credit issuer, and the other financial institutions from time to time party thereto as lenders (collectively with the Bank, the "Lenders") entered into a Second Amendment to the Credit Agreement (as amended, the "Credit Agreement") between the Companies and Lenders dated as of September 30, 2011, as amended. The Credit Agreement provides the Companies up to $15,000,000 in cash-collateralized letters of credit issued by Bank.

        In April 2011, the Company issued $143.8 million in principal of convertible unsecured subordinated notes (the "Convertible Notes"). The Convertible Notes bear interest at 3.75%, which is payable semi-annually in arrears on April 15 and October 15 each year, beginning on October 15, 2011, and mature on April 15, 2016. Holders may surrender their Convertible Notes, in integral multiples of $1,000 principal amount, for conversion any time prior to the close of business on the business day immediately preceding the maturity date. The initial conversion rate of 138.8889 shares of common stock per $1,000 aggregate principal amount of Convertible Notes, equivalent to a conversion price of approximately $7.20 per share of the Company's common stock, is subject to adjustment in certain events. Upon conversion, the Company will deliver shares of common stock. If the Company undergoes a fundamental change (as defined in the indenture governing the Convertible Notes), the holders of the Convertible Notes have the option to require the Company to repurchase all or any portion of their Convertible Notes. The Company may not redeem the convertible notes prior to the maturity date.

        The Company recorded a debt discount to reflect the value of the underwriter's discounts and commissions. The debt discount is being amortized as interest expense over the term of the Convertible Notes. As of December 31, 2011, the unamortized discount was $3.7 million and the carrying value of the Convertible Notes, net of the unamortized discount, was $140.1 million. During the year ended December 31, 2011, the Company recognized interest expense of $4.6 million related to the Convertible Notes, of which $3.9 million and $0.7 million relate to the contractual coupon interest accrual and the amortization of the discount, respectively.

        The Company has a forgivable loan from the Massachusetts Clean Energy Technology Center for $5.0 million. If the Company complies with certain capital expenditure conditions, $2.5 million of the loan will be forgiven and if the Company complies with certain employment conditions an additional $2.5 million will be forgiven. As of December 31, 2010 and December 31, 2011, $2.5 million is recorded as an offset to property, plant and equipment in the consolidated balance sheets as the Company is reasonably assured that the Company will comply with the conditions for the forgiveness related to the capital expenditure condition. On October 18, 2011, an amendment to the Loan and Security Agreement was executed forgiving $2.5 million of the loan as the Company has met the capital expenditure conditions. As of December 31, 2010 and December 31, 2011, the remaining $2.5 million is recorded as long-term debt as the Company is not reasonably assured that it will comply with the employment conditions. The loan has a fixed interest rate of 6.0%, and all funds borrowed under the agreement and accrued interests are due upon maturity in October 2017 if the Company has not complied with the forgiveness conditions.

Schedule 3(t)

Absence of Litigation

        On April 2, 2012, a complaint was filed in the United States District Court for the District of Massachusetts by Scott Heiss, purportedly acting individually and on behalf of other similarly situated persons, against the Company and its CEO, David Vieau, the Company's CFO, David Prystash, and the Company's former Interim CFO, John Granara. The complaint followed the Company's disclosure in March 2012 of potentially defective prismatic cells used in battery packs and a replacement program for such cells. The complaint attempts to allege that certain disclosures the Company has made were inaccurate because the potentially defective cells and their replacement were not disclosed earlier. The complaint asserts a claim under Section 10(b) of the Securities Exchange Act of 1934 against the Company and claims under Sections 10(b) and 20(a) of that statute against the individuals. It asserts a purported class period from February 28, 2011 through March 23, 2012.

        On April 12, 2012, a similar complaint was filed in the United States District Court for the District of Massachusetts by Terry Leon Fike, purportedly acting individually and on behalf of other similarly situated persons, against the same defendants. The complaint makes similar allegations and also asserts claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and a purported class period from February 28, 2011 through March 23, 2012.

        The Company intends to defend the litigation vigorously. Currently, the Company is unable to determine the outcome of this case and the effect, if any, it may have on the Company's financial position or results of operations. The outcome of this matter is inherently uncertain and may be affected by future events. Accordingly, there can be no assurance as to the ultimate effect of this matter.

        On May 14, 2012 an alleged shareholder, Jane Ahmed, filed a shareholder derivative complaint in the United States District Court for the District of Massachusetts. In this complaint, the plaintiff has alleged, on behalf of the Company, that the directors and certain officers of the Company breached their fiduciary duties. The plaintiff has tried to allege that making prior demand on the board would be "futile," on the theory that the board is self-interested and therefore would not respond properly to a demand and so demand should be excused.

        On May 21, 2012, an alleged shareholder, Murray Sussman, filed a shareholder derivative complaint in the Massachusetts Superior Court (Middlesex County), alleging, on behalf of the Company, that the directors and certain officers of the Company breached their fiduciary duties, engaged in waste of corporate assets and were unjustly enriched.

 Schedule 3(w)

Title

Name of Holder of Lien/Encumbrance	Description of Property Encumbered	Name of Company/ Subsidiary
KONICA MINOLTA BUSINESS SOLUTIONS USA INC.	Specific Leased Equipment (Office Equipment)	A123 Systems, Inc.
MORGAN STANLEY BANK	Morgan Stanley Account No 032-78NSK together with all related deposits and related supporting obligations	A123 Systems, Inc.
MOTION INDEX DRIVES, INC.	Tooling, specifically, indexers	A123 Systems, Inc.
HELLER FINANCIAL LEASING, INC.*	Specific fixed assets.	A123 Systems, Inc.
CISCO SYSTEMS CAPITAL CORPORATION	Specific Leased Equipment (Telecommunications Products)	A123 Systems, Inc.
PNCEF, LLC	Specific Leased Equipment (Licensed Microsoft Software and Related Products)	A123 Systems, Inc.
ELECTRO RENT CORPORATION*	Equipment	A123 Systems, Inc.
MOTION INDEX DRIVES, INC.*	Tooling, specifically, indexers	A123 Systems, Inc.
Massachusetts Clean Energy Technology Center	Specific equipment financed in connection under financing arrangements described in Item 2 on Schedule 7.2(d)	A123 Systems, Inc.
ARTIFLEX MANUFACTURING*	Tooling, specifically: bracket support front lower tray, and module plates.	A123 Systems, Inc.
Silicon Valley Bank	Substantially all of the Companies' existing and future assets, except intellectual property and certain other exceptions as set forth in the applicable loan agreement and related security documents.

*
Represents liens for which all obligations have been satisfied, or for which the Company has no records of transacting business with the listed Secured Parties. The Company is in the process of coordinating the release of such liens directly with the Secured Parties.

 Schedule 3(x)

Intellectual Property

        None.

Schedule 3(ee)

Ranking of Notes

        The Indebtedness under the Credit Agreement described in Schedule 3(s)

Schedule 4(d)

Use of Proceeds

        The Company will use the proceeds from the sale of the Securities for general corporate purposes.

Schedule 7(xii)

Lock-Up Parties

David Vieau
Arthur L. Goldstein
Gary E. Haroian
Jeffrey P. McCarthy
Gilbert N. Riley, Jr.
Gururaj Deshpande
Paul E. Jacobs (Qualcomm Incorporated)
Mark M. Little
David Prystash
Ed Kopkowski
Jason Forcier
Rob Johnson
Eric Pyenson

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date 0 0 0 0 0 0 0 0 0 0000146063_1 R1.0.0.11699 A123 SYSTEMS INC 200 WEST STREET WALTHAM, MA 02451 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 1 and 2. For Against Abstain 1 Approval of issuance of shares of common stock pursuant to A123's 6.0% senior unsecured convertible notes and related warrants 2 Authorization to increase the company's authorized common stock from 250,000,000 shares to 650,000,000 shares NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting

0000146063_2 R1.0.0.11699 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com . A123 SYSTEMS INC Special Meeting of Stockholders June 29, 2012 10:00 AM This proxy is solicited by the Board of Directors The undersigned hereby appoints David Prystash and Eric J. Pyenson, as proxies, jointly and severally, with full power of substitution to vote all shares of common stock which the undersigned is entitled to vote at the special meeting of stockholders of A123 Systems, Inc. to be held at 10:00 a.m. local time at the offices of Latham & Watkins LLP, 200 Clarendon Street, 20th Floor, Boston, Massachusetts 02116 on June 29, 2012 or at any postponements or adjournments thereof, as specified on the reverse side, and to vote in their discretion on such other business as may properly come before the special meeting and any postponements or adjournments thereof. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Address change/comments: Continued and to be signed on reverse side